485BPOS		File Nos. 333-95729
Allianz Rewards		811-05618
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	22	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	331	X

(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-2913
(Depositor's Telephone Number, including Area Code)

Stewart D. Gregg, Senior Securities Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b) of Rule 485
x		on April 30, 2012 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: April 30, 2012
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

PART A – PROSPECTUS

THE ALLIANZ REWARDS® VARIABLE ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® VARIABLE ACCOUNT B

AND

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

This prospectus describes a bonus individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life®, we, us, our).

The Contract is a “flexible purchase payment” contract because you (the Owner) can make more than one Purchase Payment, subject to certain restrictions. The Contract is “variable” because the value of the Contract and any variable Annuity Payments you receive increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term “Investment Options” refers only to the variable Investment Choices listed on the following page, and not to any fixed Investment Choices). The Contract is “deferred” because you do not begin receiving regular Annuity Payments immediately.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge, or on the EDGAR database on the SEC’s website (http://www.sec.gov). A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI’s table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information are also available on the EDGAR database.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: April 30, 2012

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

This prospectus contains information on the most recently offered May 2006 Contracts that are no longer offered for sale. Information regarding the product features and expenses specific to previous older versions of the Contracts can be found in the SAI.

We currently offer the Investment Options listed below. You can invest in up to 15 Investment Options at any one time. Currently, the only fixed Investment Choice we offer under our general account is the DCA Fixed Option. One or more of the Investment Choices may not be available in your state. We may add, substitute or remove Investment Choices in the future. Contracts with PRIME Plus Benefit may be subject to Investment Option allocation and transfer restrictions.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS
AZL® Balanced Index Strategy Fund
AZL FusionSM Balanced Fund
AZL FusionSM Conservative Fund
AZL FusionSM Moderate Fund
AZL® Growth Index Strategy Fund
BLACKROCK
AZL® Money Market Fund
BlackRock Global Allocation V.I. Fund
FIDELITY
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
FRANKLIN TEMPLETON
AZL® Franklin Templeton Founding Strategy Plus Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin U.S. Government Fund
Templeton Global Bond Securities Fund

GATEWAY
AZL® Gateway Fund
INVESCO
AZL® Invesco Equity and Income Fund
PIMCO
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
PIMCO VIT Unconstrained Bond Portfolio

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

TABLE OF CONTENTS

Glossary		4	8.	Taxes	47
Fee Tables		6		Annuity Contracts in General	47
	Contract Owner Transaction Expenses	6		Qualified Contracts	48
	Contract Owner Periodic Expenses	7		Multiple Contracts	48
	Annual Operating Expenses of the Investment Options	8		Partial 1035 Exchanges	48
	Examples	8		Distributions – Non-Qualified Contracts	49
1.	The Variable Annuity Contract	10		Distributions – Qualified Contracts	50
	Ownership	11		Assignments, Pledges and Gratuitous Transfers	51
2.	Purchase	12		Death Benefits	51
	Purchase Payments	12		Withholding	51
	Bonus	13
	Automatic Investment Plan (AIP)	14		Federal Estate Taxes	51
	Allocation of Purchase Payments	14		Generation-Skipping Transfer Tax	51
	Tax-Free Section 1035 Exchanges	15		Foreign Tax Credits	51
	Accumulation Units/ Computing the Contract Value	15		Annuity Purchases by Nonresident Aliens and
3.	The Annuity Phase	16		Foreign Corporations	51
	Income Date	16		Possible Tax Law Changes	52
	Traditional Annuity Payments	16		Diversification	52
	Annuity Options	17		Required Distributions	52
	Partial Annuitization	20	9.	Access to Your Money	53
4.	Protected Retirement Income Made Easy:			Partial Withdrawal Privilege	54
	PRIME Plus Benefit	21		Systematic Withdrawal Program	55
	Adding PRIME Plus Benefit To Your Contract	21		Minimum Distribution Program and Required
	Removing PRIME Plus Benefit From Your Contract	22		Minimum Distribution (RMD) Payments	55
	Investment Option Allocation and Transfer			Suspension of Payments or Transfers	55
	Restricitions Under PRIME Plus Benefit	22	10.	Death Benefit	56
	PB Value	24		Traditional Guaranteed Minimum Death Benefit
	Using PRIME Plus Benefit	27		(Traditional GMDB)	56
	GPWB Payments	29		Enhanced Guaranteed Minimum Death Benefit
	Taxation of GPWB Payments	31		(Enhanced GMDB)	57
	When GPWB Ends	31		When the Death Benefit Ends	58
	GMIB Payments	31		Death of the Owner and/or Annuitant Under
	Amount Used to Calculate GMIB Payments	32		All Other Contracts	59
	Taxation of GMIB Payments	32		Death Benefit Payment Options During the
	When GMIB Ends	33		Accumulation Phase	62
	Required Minimum Distributions (RMDs) Under		11.	Other Information	63
	Qualified Contracts with PRIME Plus Benefit	33		Allianz Life	63
5.	Investment Options	34		The Separate Account	63
	Substitution and Limitation on Further Investments	38		Distribution	63
	Transfers Between Investment Options	38		Additional Credits for Certain Groups	64
	Excessive Trading and Market Timing	39		Administration/Allianz Service Center	65
	Dollar Cost Averaging (DCA) Program	41		Legal Proceedings	65
	Flexible Rebalancing	42		Financial Statements	65
	Financial Advisers – Asset Allocation Programs	42		Status Pursuant to Securities Exchange Act of 1934	65
	Voting Privileges	42	12.	Table of Contents of the Statement of
6.	Our General Account	43		Additional Information (SAI)	65
7.	Expenses	43	13.	Privacy and Security Statement	66
	Separate Account Annual Expenses	43	Appendix A – Condensed Financial Information		68
	Contract Maintenance Charge	44	Appendix B – PB Value Calculation Examples		72
	Withdrawal Charge	44	Appendix C – GPWB Under PRIME Plus Benefit		74
	Transfer Fee	46	Appendix D – Death Benefit Calculation Examples		76
	Premium Tax	46	Appendix E – Withdrawal Charge Examples		78
	Income Tax	47	For Service or More Information		80
	Investment Option Expenses	47		Addresses for mailing checks	80

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.

The following is a list of common abbreviations used in this prospectus:

AIA	=	Annual Increase Amount	GPWB	=	Guaranteed Partial Withdrawal Benefit
GMDB	=	Guaranteed Minimum Death Benefit	MAV	=	Maximum Anniversary Value
GMIB	=	Guaranteed Minimum Income Benefit	PRIME	=	Protected Retirement Income Made Easy
Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date and may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

Accumulation Unit – the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.

AIA (Annual Increase Amount) – a calculation used in determining the PB Value under PRIME Plus Benefit, and in determining the GMDB value under the Enhanced GMDB.

Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization. There are restrictions on who can become an Annuitant.

Annuity Options – the income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase for any Contract Value you apply to a Partial Annuitization.

Annuity Unit – the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Annuity Phase.

Base Contract – the contract corresponding to this prospectus that does not include PRIME Plus Benefit.

Beneficiary – the person(s) or entity the Owner designates to receive any death benefit.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus.

Contract Anniversary – a 12-month anniversary of the Issue Date or any subsequent 12-month Contract Anniversary.

Contract Value – on any Business Day, the sum of the values in your selected Investment Choices, less any unvested bonus amounts. It does not include amounts applied to Annuity Payments.

Contract Year – any period of 12 months beginning on the Issue Date or a subsequent Contract Anniversary.

Excess Withdrawal – for Contracts with PRIME Plus Benefit that exercise the GPWB, this is an additional withdrawal you take while you are receiving GPWB Payments.

Financial Professional – the person who advises you regarding the Contract.

Full Annuitization – the application of the total Contract Value to Annuity Payments.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, sent to and received by the Service Center from the correct mailing address. If you have questions about the information we require, please contact the Service Center.

GMDB (Guaranteed Minimum Death Benefit) – the two different guaranteed death benefits.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

GMIB (Guaranteed Minimum Income Benefit) – a feature under PRIME Plus Benefit that provides a guaranteed minimum fixed income in the form of Annuity Payments based on the PB Value.

GMIB Payments – Annuity Payments we make to the Payee based on the PB Value.

GPWB (Guaranteed Partial Withdrawal Benefit) – a feature under PRIME Plus Benefit that provides a guaranteed minimum amount of income in the form of partial withdrawals based on the PB Value.

GPWB Maximum – under PRIME Plus Benefit, this is the annual limit on GPWB Payments available to you under GPWB.

GPWB Payments – withdrawal payments we make to the Owner based on the PB Value.

Income Date – the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations there may be multiple Income Dates.

Investment Choices – the Investment Options and any general account Investment Choices available under the Contract for Purchase Payments or transfers.

Investment Options – the variable investments available to you under the Contract whose performance is based on the securities in which they invest.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

Joint Owners – two Owners who own a Contract.

MAV (Maximum Anniversary Value) – a calculation used in determining the PB Value under PRIME Plus Benefit, and in determining the GMDB value under Enhanced GMDB.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Partial Annuitization – the application of only part of the Contract Value to Traditional Annuity Payments (or part of the PB Value to GMIB Payments if your Contract includes PRIME Plus Benefit).

Payee – the person or entity who receives Annuity Payments during the Annuity Phase.

PB Value – the amount used to calculate GPWB Payments and GMIB Payments under PRIME Plus Benefit.

PRIME (Protected Retirement Income Made Easy) Plus Benefit – an optional benefit package that includes a GMIB and GPWB and carries a higher charge.

Purchase Payment – the money you put into the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts).

Rewards Value – on any Business Day it is equal to the sum of the values of your Investment Choices and includes unvested bonus amounts.

Separate Account – Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – the Allianz Service Center. Our Service Center address and telephone number are listed in the following section. The address for sending applications for new Contracts is listed on the application.

Traditional Annuity Payments – Annuity Payments we make to the Payee based on the Contract Value.

Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

FEE TABLES

The following tables describe the fees and expenses that you pay when owning and taking a withdrawal from the Contract. For more information, see section 7, Expenses.

The first tables describe the fees and expenses that you pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge During the Accumulation Phase(1), (2),(3)
(as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since We Received Your Purchase Payment	Charge
0	8.5%
1	8.5%
2	8.5%
3	8.5%
4	8.0%
5	7.0%
6	6.0%
7	5.0%
8	4.0%
9	3.0%
10 years or more	0.0%

Transfer Fee(4) ……………………………………	$25
Premium Tax(5)……………………………………	0% to 3.5%
(as a percentage of each Purchase Payment)

(1)
The partial withdrawal privilege for each Contract Year is equal to 10% of your total Purchase Payments, not including any bonus, less any previous withdrawals taken during the Contract Year that were not subject to a withdrawal charge. We do not deduct a withdrawal charge from amounts withdrawn under the partial withdrawal privilege. There is no partial withdrawal privilege after you exercise the GPWB (if applicable) or during the Annuity Phase. Any unused partial withdrawal privilege in one Contract Year is not added to the amount that is available in the next Contract Year. For more details and additional information on other penalty-free withdrawal options, please see the discussion of the partial withdrawal privilege and other information that appears in section 9, Access to Your Money; and section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit – GPWB Payments.

(2)
The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments (not including any bonus), less any Purchase Payments withdrawn (excluding any bonus and any penalty-free withdrawals).

(3)
In Connecticut and New Jersey, the withdrawal charge is 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%, 1.0%, and 0.0% for the time periods referenced. For more information, please see section 7, Expenses – Withdrawal Charge.

(4)
The first twelve transfers in a Contract Year are free. We count all transfers made in the same Business Day as one transfer. The following transfers are not subject to a transfer fee and do not count against any free transfers we allow: dollar cost averaging transfers, flexible rebalancing transfers, or the allocation and transfer restrictions for PRIME Plus Benefit. Currently we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 7, Expenses – Transfer Fee.

(5)
It is our current practice not to make deductions from the Contract Value to reimburse ourselves for premium tax that we pay, although we reserve the right to make such a deduction in the future. For more information, please see section 7, Expenses – Premium Tax.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

CONTRACT OWNER PERIODIC EXPENSES

The next tables describe the fees and expenses that you pay periodically during the time that you own your Contract, not including the Investment Options’ fees and expenses. The Separate Account annual expenses include the mortality and expense risk (M&E) charge and the administrative charge.

During the Accumulation Phase:

Contract Maintenance Charge(6) ………………	$40
(per Contract per year)
Separate Account Annual Expenses
The annualized rate is realized on a daily basis as a percentage of the net asset value of an Investment Option.

	Maximum and Current Charges for a Base Contract			Current Charges for a Contract with PRIME Plus Benefit(7),(8)
	M&E Charge	Admin. Charge	Total	M&E Charge	Admin. Charge	Total
Traditional GMDB	1.55%	0.15%	1.70%	2.25%	0.15%	2.40%
Enhanced GMDB	1.85%	0.15%	2.00%	2.45%	0.15%	2.60%

	Maximum Charges(9) for a Contract with PRIME Plus Benefit
	M&E Charge	Admin. Charge	Total
Traditional GMDB	2.70%	0.15%	2.85%
Enhanced GMDB	2.90%	0.15%	3.05%
During the Annuity Phase:

Contract Maintenance Charge(6)..….…………	$40
(per Contract per year)
Separate Account Annual Expenses – if you request variable Traditional Annuity Payments
The annualized rate is realized on a daily basis as a percentage of each Investment Option’s net asset value.

M&E Charge(10)	1.55%
Administrative Charge	0.15%
Total	1.70%

(6)
We waive the contract maintenance charge if the Rewards Value of your Contract is at least $75,000 at the time we are to deduct the charge (except in Texas). For more information, please see section 7, Expenses – Contract Maintenance Charge.

(7)
PRIME Plus Benefit may not be available in all states; check with your Financial Professional. You can add PRIME Plus Benefit to your Contract once before age 76. The current charges apply if you add PRIME Plus Benefit or if you reset the 7% AIA.

(8)
If you exercise the GPWB, the increased expenses associated with PRIME Plus Benefit continue until both the GMIB and GPWB terminate and the increased expenses associated with the Enhanced GMDB (if applicable) continue as long as the Enhanced GMDB value is greater than zero.

(9)	This is the maximum charge we could impose if you add PRIME Plus Benefit or if you reset the 7% AIA.

(10)
Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. It is also possible to have a different M&E charge on different portions of the Contract at the same time if you request variable Traditional Annuity Payments under a Partial Annuitization. For more information, please see section 3, The Annuity Phase – Partial Annuitization.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2011, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.

	Minimum	Maximum
Total annual Investment Option operating expenses* (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.65%	1.61%
*
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table.

EXAMPLES

The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers. You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown. The expenses shown in these examples do not show the effect of any expenses assessed against the bonus.

We deduct the total $40 contract maintenance charge in the examples at the end of each year during the Accumulation Phase. Please note that this charge does not apply during the Accumulation Phase if your Rewards Value at the end of year is at least $75,000, or during the Annuity Phase if your Contract Value on the Income Date is at least $75,000 (see section 7, Expenses – Contract Maintenance Charge). A transfer fee may apply, but is not reflected in these examples (see section 7, Expenses – Transfer Fee).

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

a)	Maximum charges* for a Contract that has the Enhanced GMDB and PRIME Plus Benefit

(which carries the highest Separate Account annual expense of 3.05%)

b)	Current charges for a Contract that has the Enhanced GMDB and PRIME Plus Benefit

(which carries a Separate Account annual expense of 2.60%).

c)	The Base Contract with the Traditional GMDB

(which carries the lowest Separate Account annual expense of 1.70%).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:		1 Year	3 Years	5 Years	10 Years
1.61% (the maximum Investment Option operating expense)	a)	$1,357	$2,375	$3,350	$5,440
	b)	$1,313	$2,248	$3,147	$5,080
	c)	$1,224	$1,988	$2,726	$4,304
0.65% (the minimum Investment Option operating expense)	a)	$1,262	$2,102	$2,911	$4,650
	b)	$1,218	$1,971	$2,698	$4,249
	c)	$1,128	$1,703	$2,255	$3,386
In Connecticut and New Jersey the lower withdrawal charge would result in slightly lower expense examples.

If you do not take a full withdrawal or if you take a Full Annuitization** of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:		1 Year	3 Years	5 Years	10 Years
1.61% (the maximum Investment Option operating expense)	a)	$ 507	$1,525	$2,550	$5,140
	b)	$ 463	$1,398	$2,347	$4,780
	c)	$ 374	$1,138	$1,926	$4,004
0.65% (the minimum Investment Option operating expense)	a)	$ 412	$1,252	$2,111	$4,350
	b)	$ 368	$1,121	$1,898	$3,949
	c)	$ 278	$ 853	$1,455	$3,086

*	If you add PRIME Plus Benefit or if you reset the 7% AIA, your Separate Account annual expense may be less than this amount, but it cannot be greater than this amount.

**
Traditional Annuity Payments are generally not available until after the second Contract Anniversary in most states. GMIB Payments are not available until ten Contract Years after: a) the date PRIME Plus Benefit was added to your Contract, or b) after the date of any 7% AIA reset.

See Appendix A for condensed financial information regarding the Accumulation Unit values (AUVs) for the highest and lowest Separate Account annual expenses. See the appendix to the Statement of Additional Information for condensed financial information regarding the AUVs for other expense levels and for previous older versions of the Contracts.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

1.	THE VARIABLE ANNUITY CONTRACT

The Contract is no longer offered for sale. However, as an existing Owner you can make additional Purchase Payments to your Contract during the Accumulation Phase, subject to certain restrictions.

An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life), where you make payments to us and, in turn, we promise to make regular periodic payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For Qualified Contracts, the tax deferral is provided through compliance with specialized tax-qualification rules, and you do not receive any additional tax benefit by purchasing the Contract. However, the Contract may offer other features that meet your needs.

The Contract has an Accumulation Phase and an Annuity Phase. You can take withdrawals from the Contract during the Accumulation Phase and subject to certain restrictions, you can make additional Purchase Payments.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.

•	The Business Day before the Income Date if you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the Accumulation Phase ends on the Business Day we first receive in Good Order at our Service Center the death benefit payment option and due proof of death, unless the spouse of the deceased continues the Contract.

The Annuity Phase is the period during which we make Annuity Payments from the Contract. Under all Contracts, Traditional Annuity Payments are available during the Annuity Phase. Traditional Annuity Payments must begin on a designated date (the Income Date) that is at least three years after your Issue Date. For Contracts with PRIME Plus Benefit, you can request fixed Annuity Payments under the GMIB (GMIB Payments) beginning ten Contract Years after the date PRIME Plus Benefit is added to your Contract, or ten years after the date of any 7% AIA reset. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization.* The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible that some portions of the Contract are in the Accumulation Phase and other portions are in the Annuity Phase at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have ended, as indicated in section 3, The Annuity Phase.

*	GMIB Partial Annuitizations are based on the PB Value. They are not available after you exercise the GPWB, or if the PB Value is less than the Contract Value.

Your Investment Choices include the Investment Options and any available general account Investment Choice. You cannot invest in more than 15 Investment Options at any one time. Contracts with PRIME Plus Benefit may be subject to Investment Option allocation and transfer restrictions (see section 4, Protected Retirement Income Made Easy:  PRIME Plus Benefit). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options. The Investment Options are designed to offer the opportunity for a better return than any available general account Investment Choice; however, this is not guaranteed. The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Traditional Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select.

We do not make any changes to your Contract without your permission except as may be required by law.

The Contract ends when:

•	the Accumulation Phase ends,

•	the Annuity Phase, if any, ends and/or

•	all applicable death benefit payments have been made.

For example, if you purchased a Contract and later take a full withdrawal of the entire Contract Value, both the Accumulation Phase and the Contract end although the Annuity Phase never began and we did not make any death benefit payments.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

State Specific Contract Restrictions

The Contract is subject to the law of the state in which it was issued. Some of the terms of your Contract may differ from the terms of a Contract delivered in another state because of state-specific legal requirements. Areas in which there may be state-specific Contract provisions may include the following.

•	The withdrawal charge schedule.

•	Availability of Investment Options, Annuity Options, endorsements, and/or riders.

•	Selection of certain Income Dates.

•	Restrictions on your ability to make additional Purchase Payments.

•	Selection of certain assumed investment rates for variable Annuity Payments.

•	Our ability to restrict transfer rights.

All material state variations in the Contract are disclosed in this prospectus. If you would like more information regarding state-specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll free number listed at the back of this prospectus.

OWNERSHIP

Owner

You, as the Owner, have all the rights under the Contract. The Owner was designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any ownership change becomes effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

Joint Owner

A Non-Qualified Contract can be owned by up to two Owners. Upon the death of either Joint Owner, the surviving Joint Owner becomes the sole primary Beneficiary. We then treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

NOTE: Partial Annuitizations are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we do not allow the Owner to add a joint Annuitant.

Annuitant

The Annuitant is the individual on whose life we base Annuity Payments. You designated an Annuitant when you purchased a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract, and the joint Annuitants must be spouses. For jointly owned Contracts, if the Annuitant dies before the Annuity Date, the younger Owner automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who would receive it. For example, if a sole Owner dies during the Accumulation Phase of the Contract, we pay a death benefit to the Beneficiary(s). If the Annuitant is not an Owner and he/she dies during the Accumulation Phase of the Contract, the Owner can name a new Annuitant (subject to our approval) and we do not pay a death benefit. If a sole Owner who is not an Annuitant dies during the Annuity Phase, the Beneficiary becomes the Owner, Annuity Payments continue and we do not pay a death benefit. If an Annuitant dies after a Full Annuitization under an Annuity Option with a guaranteed period, Annuity Payments to the Payee continue until the Contract ends and are paid at least as rapidly as they were being paid at the time of the Annuitant’s death. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Payee

The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner, but we may allow you to name a different Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.

Beneficiary

The Beneficiary is the person(s) or entity you designated at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit is paid to your estate.

NOTE: For jointly owned Contracts, the sole primary Beneficiary is the surviving Joint Owner. For Contracts that are jointly owned by spouses, if both spousal Joint Owners die before we pay the death benefit, we pay the death benefit to the contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. However, if the Joint Owners were not spouses and both Joint Owners die before we pay the death benefit, we pay the death benefit to the estate of the Joint Owner who died last.

Assignment, Changes of Ownership and Other Transfers of a Contract

An authorized request specifying the terms of an assignment (including any collateral assignment, change of ownership or other transfers of a Contract) must be provided to our Service Center and approved by us. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We withhold our consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We are not liable for any payment made or action taken before we consent and record the assignment. An assignment may be a taxable event. We are not responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

2.	PURCHASE

PURCHASE PAYMENTS

A Purchase Payment is the money you put into the Contract. The Purchase Payment requirements for this Contract are as follows.

•	You can make additional Purchase Payments of $50 or more during the Accumulation Phase before you exercise the GPWB, if applicable.

•
You cannot make any additional Purchase Payments to the Contract after the Income Date that you take a Full Annuitization (including a required Full Annuitization on the maximum permitted Income Date) or after you exercise the GPWB. In certain states, additional Purchase Payments can only be made during the first Contract Year or may be otherwise restricted. (In Connecticut, no Purchase Payments may be made on or after the older Owner’s 81st birthday, or the Annuitant’s 81st birthday if the Contract is owned by a non-individual).

•	The maximum total amount we accept without our prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities).

Purchase Payments to Qualified Contracts are limited by federal law and must be from earned income or a qualified transfer or rollover. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted after the Owner reaches age 70½.

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

BONUS

We will credit each Purchase Payment we receive before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) with a bonus at the time it is received. During the first 90 days of your Contract, we base the bonus rate on all net Purchase Payments (not including any bonus) received, which is the total amount of Purchase Payments received in the first 90 days of your Contract, less any withdrawals (but including any withdrawal charge) taken during this period. After this initial period, we base the bonus rate on all net Purchase Payments (not including any bonus) received from the Issue Date until the time of the contribution. The bonus rates are as follows:

Net Purchase Payment	Bonus
$0 - $24,999	4%
$25,000 - $99,999	5%
$100,000 - $999,999	6%
$1,000,000 - $4,999,999	7%
$5,000,000 +	8%
We credit the bonus to your Contract subject to the following terms:

1)
Bonus amounts are available for withdrawal, annuitization or payment of a death benefit only when such amounts become vested. The bonus only becomes part of any guaranteed benefits that are based on Contract Value as it becomes vested. You will not receive the amount of the bonus credited in any guaranteed benefits that are based on Purchase Payments. Any bonus amounts you receive during the first 90 days of your Contract will vest based on the date of the additional Purchase Payment to which they are applied. The vesting schedule is as follows:

Number of Complete Years Since Purchase Payment Receipt	Vesting Percentage
0	0%
1	35%
2	70%
3+	100%
2)	We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge.

3)	All gains and losses attributable to the bonus are part of your Contract Value and are always 100% vested.

4)	If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

We pay all bonus amounts from the general account assets of Allianz Life.

Contract charges are deducted from your Rewards Value. Therefore, your Contract incurs expenses on the total Contract Value and any unvested bonus amounts. If you take a withdrawal, take a Full Annuitization, or when a death benefit is payable in the first three years from any Purchase Payment receipt date, you will forfeit all or some of your bonus. Since charges will have been assessed against the Rewards Value, it is possible that upon withdrawal, particularly in a declining market, you will receive less money back than you would have if you had not received the bonus or not purchased a bonus annuity. You may alleviate this risk by allocating the bonus amounts to the AZL Money Market Fund. If you select the AZL Money Market Fund for your bonus allocation, that will be the default allocation for the bonus unless otherwise specified. If you do not select the AZL Money Market Fund for your bonus allocation, then the bonus will be allocated the same way as the corresponding Purchase Payment. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the mortality and expense risk charge) associated with the bonus.

NOTE: You will be required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value or Rewards Value and, therefore, any unvested bonus amounts will cease to exist.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Example

•
You purchased the Contract with an initial Purchase Payment of $80,000. The bonus rate for this payment would be 5% and the bonus amount would be $4,000. This bonus will be completely vested on the third Contract Anniversary.

•	30 days later we receive a second Purchase Payment of $25,000. The bonus rate for this payment would be 6% and the bonus amount would be $1,500.

•
At the time we receive your second payment, you would also receive an additional bonus of 1% (or $800) on your initial Purchase Payment because the second payment was received within the first 90 days of your Contract. The total bonus you would receive on your second Purchase Payment would be $2,300 and this bonus will become vested based on the date we receive your second Purchase Payment.

AUTOMATIC INVESTMENT PLAN (AIP)

The automatic investment plan (AIP) is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. Investments take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. You may stop or change AIP at any time. We must be notified by the first of the month in order to stop or change AIP for that month. If AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions. AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Section 401 of the Internal Revenue Code.

You cannot exercise the GPWB and participate in AIP at the same time. AIP is no longer available to you after the Income Date on which you take a Full Annuitization.

ALLOCATION OF PURCHASE PAYMENTS

We allocate your Purchase Payments to the Investment Choices you select. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Choices do not change the future allocation instructions. If you do not change your allocation instructions, we allocate any additional Purchase Payments according to your future Purchase Payment allocation instructions. Contracts with PRIME Plus Benefit may be subject to Investment Option allocation and transfer restrictions (see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit).

If you select the AZL Money Market Fund for your bonus allocation, that is the default allocation for the bonus unless otherwise specified. If you do not select the AZL Money Market Fund for your bonus allocation, then the bonus is allocated the same way as the corresponding Purchase Payment.

You can change your future allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center, or by our website. We do not currently accept future Purchase Payment allocation instructions from you via email or other electronic communications, other than our website. These other communication methods may be available to you in the future. Changes to your future allocation instructions we receive in Good Order, in writing or by telephone at our Service Center, or by our website, are effective on the Business Day that we receive them. If you change your future allocation instructions by writing or telephone, and you are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your instructions must include directions for the plan/program. Future allocation instructions that you submit on our website do not change your allocation instructions for the automatic investment plan or flexible rebalancing program. To change your allocation instructions for this plan or program, you must send us your future allocation instructions by phone, fax or mail. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change allocation instructions on your behalf.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we always allow you to invest in at least five Investment Options.

If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment to your Financial Professional, we do not begin processing the payment until we receive it. A Purchase Payment is “received” when it arrives at the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted the payment. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus (1350 Energy Lane, Suite 200), which may delay processing.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there is a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE

The Rewards Value (the Contract Value plus any unvested bonus amounts) in the subaccounts increase and decrease based upon the investment performance of the Investment Option(s) you choose. Your Rewards Value is also affected by the charges of the Contract and any interest you earn on any general account Investment Choices. In order to keep track of your Rewards Value in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Traditional Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for any portion of your Purchase Payment and bonus allocated to an Investment Option at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:

•	Adding declared distributions (daily interest, dividends, long term gains and short term gains) for an Investment Option to its net asset value (NAV).

•	That result is then divided by the NAV the end of the prior business day to determine the overall daily performance in the Investment Option.

•	That calculation is then multiplied by one minus the current Business Day’s mortality and expense risk charge and any additional calendar days since the prior Business Day.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate your Rewards Value in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary reflects the number and value of the Accumulation Units at the end of the previous Business Day.)

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.

•     The bonus rate is 4%.

•	When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit for the Investment Option you chose is $13.25.

We then divide $3,120 ($3,000 Purchase Payment plus $120 bonus amount) by $13.25 and credit your Contract on Wednesday night with 235.47 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day’s price.

3.	THE ANNUITY PHASE

You can apply your Contract Value to regular periodic payments (Annuity Payments). A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments.* The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, the amount payable is the amount that would have been provided at the true age or gender.

*
GMIB Partial Annuitizations are based on the PB Value. They are not available after you exercise the GPWB, or if the PB Value is less than the Contract Value. For more information, see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit – PB Value.

INCOME DATE

The Income Date is the date Annuity Payments (GMIB Payments and/or Traditional Annuity Payments) begin. Your scheduled Income Date in your Contract is the maximum permitted Income Date allowed for your Contract, which is the first day of the calendar month following the later of: a) the Annuitant’s 90th birthday, or b) the tenth Contract Anniversary. Your scheduled Income Date may be different if the Contract is issued to a charitable remainder trust. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different Income Date, but any such request is subject to applicable law and our approval. The extension available to you may vary depending on the Financial Professional you purchased your Contract through and your state of residence. Your Income Date must be the first day of a calendar month and must be at least three years after the Issue Date. To receive the annuity income protection of the GMIB, your Income Date must be within 30 days following a Contract Anniversary beginning ten Contract Years after the date PRIME Plus Benefit is added to your Contract, or ten Contract Years after the date of any 7% AIA reset (and certain other conditions must also be met). The Income Date cannot be later than what is permitted under applicable law.

NOTE: You must take a Full Annuitization of your total Contract Value on the maximum permitted Income Date if, at that time, your Contract Value is greater than zero. We base your Annuity Payments on your Contract Value. If you have not selected an Annuity Option we make payments under the default option described in the “Annuity Payments” discussion of this section. Upon Full Annuitization you no longer have a Contract Value, any periodic withdrawal or payments other than Annuity Payments (which includes GPWB Payments) stop, and the death benefit ends.

TRADITIONAL ANNUITY PAYMENTS

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Traditional Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,

•	a fixed payout, or

•	a combination of both.

Annuity Option 6 is generally only available as a ten-year or more period certain for GMIB Payments. However, in Florida, Annuity Option 6 is also available for fixed Traditional Annuity Payments.

We base Annuity Payments on your Contract Value.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Under a fixed payout, all of the Annuity Payments are the same dollar amount (equal installments) except as provided under Annuity Option 3. Guaranteed fixed Traditional Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Traditional Annuity Payments provided by your Contract are guaranteed and in no event do we use lower fixed payout rates to calculate your fixed Traditional Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Traditional Annuity Payments than the guaranteed rates provided by your Contract.

If you choose variable Traditional Annuity Payments, the dollar amount of the payments depend upon the following factors.

•	The Contract Value on the Income Date.

•	The age of the Annuitant and any joint Annuitant on the Income Date.

•	The gender of the Annuitant and any joint Annuitant, where permitted.

•	The Annuity Option you select.

•	The assumed investment rate (AIR) you select.

•	Your Contract’s mortality table.

•	The future performance of the Investment Option(s) you select.

The AIR is 5%. We may agree with you to use a different value, however, the AIR cannot exceed 7%. The 7% AIR is not available in all states. Using a higher AIR results in a higher initial variable Traditional Annuity Payment, but later payments increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Traditional Annuity Payments increase. Similarly, if the actual performance is less than the AIR you selected, the variable Traditional Annuity Payments decrease.

If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we base variable Traditional Annuity Payments on the investment allocations that were in place on the Income Date. Currently, it is our business practice that your initial Traditional Annuity Payment must be $100 or more.

Each portion of the Contract that you apply to Traditional Annuity Payments ends upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Traditional Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	Under Annuity Option 6, the expiration of the specified period certain.

•	When the Contract ends.

ANNUITY OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments usually are lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

If you do not choose an Annuity Option before the Income Date, we make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center. For variable Traditional Annuity Payments, in most states, we base the remaining guaranteed Traditional Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of the Annuitant’s death and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.

Option 4. Joint and Last Survivor Annuity with Payments Over 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center. For variable Traditional Annuity Payments, in most states, we base the remaining guaranteed Traditional Annuity Payments on the current value of the Annuity Units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Traditional Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}

where:

(A)	=	Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.

(B)	=	The amount applied to variable Traditional Annuity Payments on the Income Date.

(C)	=	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.

(D)	=
The number of Annuity Units used in determining each variable Traditional Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E)	=	Dollar value of first variable Traditional Annuity Payment.

(F)	=	Number of variable Traditional Annuity Payments made since the Income Date.

We base this calculation upon the allocation of Annuity Units actually in-force at the time due proof of the Annuitant’s death is received at our Service Center. We do not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE

•	The Contract has one Owner who is a 65-year-old male. He elects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).

•	The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).

•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is:  $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the Annuity Unit value on the Income Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).

•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

We calculate the refund as follows:

(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =

10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

NOTE: For Contracts issued in Oregon, liquidations are available under Annuity Option 2 (life annuity with payments over 10, 15 or 20 years guaranteed) and Annuity Option 4 (joint and last survivor with payments over 10, 15 or 20 years guaranteed) if you select variable Traditional Annuity Payments. While an Annuitant is alive and the number of variable Traditional Annuity Payments made is less than the guaranteed number of payments elected, you may request a partial withdrawal (partial liquidation) of up to 75% of the total liquidation value, less any previously liquidated amounts. The total liquidation value is equal to the present value of the remaining guaranteed variable Traditional Annuity Payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation. The minimum amount that you can liquidate is $500, or the remaining portion of the total liquidation value available (whichever is less). We process partial liquidations within seven days after your written request is received in good order at our Service Center. After a partial liquidation, we reduce the subsequent variable Traditional Annuity Payments during the remaining guaranteed period by the percentage of liquidation value withdrawn. After we have made the guaranteed number of variable Traditional Annuity Payments, we restore the number of Annuity Units used in calculating the variable Traditional Annuity Payments to their original values as if no liquidation had taken place.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Option 6. Specified Period Certain Annuity. This option is generally only available as a ten-year or more period certain for GMIB Payments. However, in Florida, it is also available for fixed Traditional Annuity Payments based on your Contract Value. Under this option, we make Annuity Payments for a specified period of time. You select the specified period, which must be a whole number of years from ten to 30. If the last Annuitant dies before the end of the specified period certain, then we continue to make Annuity Payments to the Payee for the rest of the period certain. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected period, the last payment is the one that is due before the Annuitant’s death. This Annuity Option is not available to you under a Partial Annuitization.

NOTE: For Owners that are younger than age 59½, your Annuity Payments under Annuity Option 6 may be subject to a 10% federal penalty tax if the specified period certain you select is less than your life expectancy.

PARTIAL ANNUITIZATION

Partial Annuitizations are not available to everyone. There can be only one Owner, the Owner must be the Annuitant, and we do not allow the Owner to add a joint Annuitant.

You can take Partial Annuitizations as Traditional Annuity Payments after the third Contract Anniversary, and/or as GMIB Payments (if applicable) beginning ten Contract Years after the date PRIME Plus Benefit is added to your Contract, or after the date of any 7% AIA reset. However, if your Contract includes PRIME Plus Benefit, you cannot take a Partial Annuitization after you exercise the GPWB, and you cannot take a GMIB Partial Annuitization if the PB Value is less than the Contract Value. Partial Annuitizations are also not available after you take a Full Annuitization. If you take a Full Annuitization, the Accumulation Phase of the Contract ends.

You can take one Partial Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. We do not allow you to allocate additional Contract Value (or PB Value) to an existing stream of Annuity Payments. You also cannot transfer any amounts allocated to a stream of Annuity Payments to any other portion of the Contract. If you have four Partial Annuitizations and you would like to take a fifth, you must take a Full Annuitization and apply the entire remaining Contract Value to Annuity Payments, and the Accumulation Phase of the Contract ends. The amounts you apply to a Partial Annuitization and Annuity Payments we make under a Partial Annuitization are not subject to the withdrawal charge.

A Partial Annuitization decreases the Contract Value, the Withdrawal Charge Basis, the GMDB value, and for Contracts with PRIME Plus Benefit, it also decreases the PB Value. This decreases the amounts available for withdrawals (including GPWB Payments), additional Annuity Payments (including GMIB Payments), and payment of the death benefit. The type of Annuity Payments (traditional or GMIB) you request under a Partial Annuitization reduces the PB Value and GMDB values differently. For more information, see the discussion of the PB Value in section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit; section 7, Expenses – Withdrawal Charge; and see the discussion of the GMDB that applies to your Contract in section 10, Death Benefit.

For tax purposes, Annuity Payments we make under a Partial Annuitization are treated as partial withdrawals and not as annuity payments. However, once the entire Contract Value has been reduced to zero, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes. If you take a Partial Annuitization(s) and subsequently take a full withdrawal of the entire remaining Contract Value, all Annuity Payments we make on or after the Business Day you take the withdrawal, should be treated as annuity payments (and not withdrawals) for tax purposes.

NOTE: A recent tax law change allows a Partial Anuitization under a life Annuity Option on a Non-Qualified Contract to receive the same income tax treatment as a Full Annuitization. However, this income tax treatment does not apply to a Partial Annuitization on a Qualified Contract. You should consult a tax adviser before requesting a Partial Annuitization.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

4.	PROTECTED RETIREMENT INCOME MADE EASY: PRIME PLUS BENEFIT

PRIME Plus Benefit is not available in the state of Oregon.

PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for Owners who want flexibility in the way they access income and can wait at least ten years before taking income.

PRIME Plus Benefit includes a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB) and carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 7, Expenses – Separate Account Annual Expenses. These benefits are provided as a package and are not available individually. The additional M&E charge for PRIME Plus Benefit reduces the performance of your selected Investment Options, and in the long term may provide less Contract Value to you than would otherwise be available from the same Contract without PRIME Plus Benefit. PRIME Plus Benefit does not create Contract Value or guarantee the performance of any Investment Option.

We designed PRIME Plus Benefit to give you options for turning your accumulated retirement assets into a stream of retirement income. GMIB provides a guaranteed minimum fixed income in the form of Annuity Payments (GMIB Payments). Depending on the Annuity Option you select, GMIB can provide guaranteed lifetime income, but if the Annuitant(s) die shortly after the Income Date, the Payee may receive less than your investment in the Contract. GPWB provides a guaranteed minimum amount of income in the form of annual partial withdrawals (GPWB Payments). However, GPWB Payments are not guaranteed for life and you could outlive your payment stream. You must wait ten complete Contract Years after the date PRIME Plus Benefit is added to your Contract, or ten complete Contract Years after the date of any 7% AIA reset, before you can exercise a GMIB or GPWB and they can only be exercised within 30 days after a Contract Anniversary. Bonus amounts do not become part of the PB Value that is based on Contract Value until they are vested. You do not receive the amount of the bonus credited on the parts of the PB Value that are based on Purchase Payments.

Because PRIME Plus Benefit carries a higher Contract expense it may not be appropriate if you:

•	do not intend to exercise either GMIB or GPWB,

•	do not intend to hold the Contract for the entire ten year waiting period, or

•	intend to take a Full Annuitization before the end of the ten year waiting period.

If your Contract includes PRIME Plus Benefit and you do not exercise either GMIB or GPWB, you incur higher Contract expenses without receiving any advantage from PRIME Plus Benefit. Be sure to discuss with your Financial Professional whether or not PRIME Plus Benefit is appropriate for your situation.

Contracts with PRIME Plus Benefit may be subject to Investment Option allocation and transfer restrictions if limits on volatility or risk are exceeded.

ADDING PRIME PLUS BENEFIT TO YOUR CONTRACT

PRIME Plus Benefit is available for selection once before the older Owner’s 76th birthday (or the Annuitant’s 76th birthday if the Contract is owned by a non-individual). You cannot add PRIME Plus Benefit to a Contract after the older Owner reaches age 76. PRIME Plus Benefit may not be appropriate for Owners who are nearing age 75 because benefit values are limited after age 81. You can select PRIME Plus Benefit within 30 days before a Contract Anniversary by completing the appropriate form. We process your request to add PRIME Plus Benefit on the Contract Anniversary* that occurs after we receive your request in good order at our Service Center and the rider effective date is that Contract Anniversary. If you add PRIME Plus Benefit to your Contract, we increase the M&E charge as of the rider effective date. We guarantee that it is not more than the maximum M&E charge for Contracts with PRIME Plus Benefit that is set forth in the Fee Tables. Because we change the M&E charge, we change the number of Accumulation Units so that the Contract Value on the rider effective date remains the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

*	Or on the next Business Day if the Contract Anniversary is not a Business Day.

NOTE: For Contracts issued in Pennsylvania, PRIME Plus Benefit rider has a ten-day right-to-examine period. If you change your mind about PRIME Plus Benefit, you can remove it from your Contract within ten days after receiving the rider. If you remove PRIME Plus Benefit rider from your Contract, we treat the rider as if we had not issued it and it is not available for future selection.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

REMOVING PRIME PLUS BENEFIT FROM YOUR CONTRACT

You can elect to remove PRIME Plus Benefit from the Contract after selecting it any time before you exercise GMIB or GPWB. You cannot remove PRIME Plus Benefit after you exercise GMIB or GPWB and if you remove PRIME Plus Benefit from the Contract, it is not available for future selection. You can request the removal of PRIME Plus Benefit within 30 days before a Contract Anniversary by completing the appropriate form. We process your request on the Contract Anniversary* that occurs immediately after we receive your request in good order at our Service Center. If you remove PRIME Plus Benefit from your Contract, we decrease the M&E charge to equal the charge shown in the Fee Table for a Contract with your selected death benefit as of the rider removal date. Because we decrease the M&E charge, we change the number of Accumulation Units so that the Contract Value on the rider removal date remains the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

*	Or on the next Business Day if the Contract Anniversary is not a Business Day.

Although you cannot remove PRIME Plus Benefit from your Contract after you exercise GPWB or GMIB, you can end GPWB by electing to stop GPWB Payments and instead do one of the following.

•	Take an Excess Withdrawal of the entire Contract Value, less any withdrawal charge (available at any time).

•	Request Traditional Annuity Payments under a Full Annuitization based on the entire Contract Value (available at any time).

•	Request GMIB Payments under a Full Annuitization based on the entire remaining PB Value (only available within 30 days following a Contract Anniversary and before we make the next GPWB Payment).

If you take an Excess Withdrawal of the entire Contract Value, the Contract ends and you may receive less money than you would have received under GPWB. If you request fixed Traditional Annuity Payments or GMIB Payments, GPWB ends and we no longer assess the Separate Account annual expense on that portion of the Contract. If you request variable Traditional Annuity Payments, GPWB ends and we reduce the Separate Account annual expense to 1.70% on that portion of the Contract.

Although you can elect to stop GPWB Payments, you cannot elect to stop GMIB Payments. If you do elect to stop GPWB Payments:

•	GPWB ends,

•	the Accumulation Phase of the Contract ends,

•	GMDB ends, and

•	if you request Annuity Payments, that portion of the Contract ends as indicated in section 3, The Annuity Phase.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS UNDER PRIME PLUS BENEFIT

These restrictions apply to Contracts with PRIME Plus Benefit as described below. By selecting PRIME Plus Benefit, you allow us to reallocate your Contract Value in accordance with the procedures described in this section and in your Contract.

Contracts with PRIME Plus Benefit may be subject to Investment Option allocation and transfer restrictions. We put these restrictions in place to support PRIME Plus Benefit’s guarantees, and not to meet your investment objectives. To the extent that these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and PB Value.

For Contracts with PRIME Plus Benefit, we restrict your selection and allocation of certain Investment Options if any of the following limits on volatility or risk are triggered based on aggregate Investment Option assets held by Contracts with PRIME Plus Benefit:

•	the average one year volatility* is greater than 15%.

•	the average three year volatility* is greater than 15%.

•	the average one year risk** is greater than 75%.

•	the average three year risk** is greater than 75%.

*
As measured by standard deviation. This means that if the standard deviation in regard to aggregate Owner assets in the Investment Options held by Contracts with PRIME Plus Benefit is greater than 0.15, this limit will be exceeded.

**
As measured by the beta compared to the Standard & Poor’s® 500 Composite Price Index (S&P 500®). This means that if the beta in regard to aggregate Owner assets in the Investment Options held by Contracts with PRIME Plus Benefit as compared to the S&P 500® is greater than 0.75, this limit will be exceeded.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

We monitor these limits on volatility and risk on the first of each calendar month, or the next Business Day if the first is not a Business Day. If any of these limits are triggered, we may implement the following restrictions based on the Investment Option groups:

•	Group A Investment Options are no longer available to you.

•	You cannot have more than 70% of your total Contract Value in Group B Investment Options.

•	There are no restrictions on allocations to Group C Investment Options.

Currently, there are no Investment Options available in Groups A or B.

Group C Investment Options
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Invesco Equity and Income Fund
AZL Money Market Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
Franklin High Income Securities Fund

Franklin Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
PIMCO VIT Unconstrained Bond Portfolio
Templeton Global Bond Securities Fund

If Investment Options are made available in Groups A or B in the future, the following restrictions would apply:

If any of the volatility or risk limits are triggered, we send you written notice at least 30 days before implementing any restrictions. At that time, we ask you to reallocate any Contract Value you have in Group A Investment Options, and any amount in excess of 70% of your Contract Value you have in Group B Investment Options. We implement restrictions 60 days after any of the volatility or risk limits are triggered. If we receive instructions from you before the implementation date, we reallocate your Contract Value according to those instructions. If we do not receive any instructions from you by the implementation date, or if your Contract is still in violation of the allocation or transfer restrictions, we reallocate your Contract Value on the implementation date in the following order.

First, if you have Contract Value in Group A Investment Options:

•
If your most recent allocation instructions include both Group B and Group C Investment Options, we transfer all Contract Value out of Group A Investment Options and apply it to Group B and Group C Investment Options according to your most recent allocation instructions (excluding any allocations you made to Group A Investment Options).

•
If your most recent allocation instructions include only Group B Investment Options, we transfer all Contract Value out of Group A Investment Options and apply it to Group B Investment Options according to your most recent allocation instructions (excluding any allocations you made to Group A Investment Options).

•
If your most recent allocation instructions include only Group C Investment Options, we transfer all Contract Value out of Group A Investment Options and apply it to Group C Investment Options according to your most recent allocation instructions (excluding any allocations you made to Group A Investment Options).

•
If your most recent allocation instructions do not include any Group B or Group C Investment Options, we transfer all Contract Value out of Group A Investment Options and apply it to the AZL Money Market Fund.

Then, if you have more than 70% of total Contract Value in Group B Investment Options (including any Contract Value transferred out of Group A Investment Options as previously described):

•
If your most recent allocation instructions include any Group C Investment Options, we transfer the excess Contract Value* out of Group B Investment Options proportionately and apply it to Group C Investment Options according to your most recent allocation instructions (excluding any allocations you made to Group A and Group B Investment Options).

•
If your most recent allocation instructions do not include any Group C Investment Options, we transfer the excess Contract Value out of Group B Investment Options and apply it to the AZL Money Market Fund.

*	The amount of Contract Value in Group B Investment Options that is in excess of 70% of the total Contract Value.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

After we implement the allocation or transfer restrictions, Group A Investment Options are no longer available for allocations or transfers, and we only allow you to make allocations or transfers to Group B Investment Options as long as the Contract Value in Group B options would be 70% or less of your total Contract Value after the allocation or transfer. In addition, we monitor your Contract Value in Group B Investment Options to ensure that it does not exceed 70% of the total Contract Value on the first of each calendar month, or the next Business Day if the first is not a Business Day. If you have more than 70% of the total Contract Value in Group B Investment Options we reallocate your Contract Value as indicated above without providing any advance written notice. Once we implement these restrictions, they remain in effect until GMIB and GPWB end. You may continue to make allocations or transfers to Group C Investment Options after we implement these restrictions without limitation as to the amount of Contract Value.

We do not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we provide written notice regarding changes to the Investment Option groupings. We secure all necessary SEC and other governmental approvals before adding or removing an Investment Option.

PB VALUE

GMIB and/or GPWB Payments under PRIME Plus Benefit are based on the PB Value. You can only access the PB Value by exercising GMIB or GPWB.

The PB Value before the date of any Owner’s death or exercise of GPWB is equal to either:

•	the 7% AIA;

•	the MAV; or

•	the Contract Value.

If you exercise GMIB, the PB Value is equal to the MAV if it is greater than the 7% AIA. However, if the 7% AIA is greater than the MAV, you can decide whether to set the PB Value equal to the 7% AIA or the MAV.

If you exercise GPWB and select the 5% payment option, the PB Value is equal to the greater of: a) the MAV, b) the 7% AIA, or c) the Contract Value as of the most recent Contract Anniversary, less any withdrawals and adjusted for any Partial Annuitization taken since that anniversary. If you exercise GPWB and select the 10% payment option the PB Value is equal to the greater of: a) the MAV, or b) the Contract Value as of the most recent Contract Anniversary, less any withdrawals and adjusted for any Partial Annuitization taken since that anniversary.

The 7% AIA may be more limited than the MAV because:

•
under the 7% AIA, the 7% increase is only applied to Purchase Payments (not including any bonus) received in the first five Contract Years and the 7% AIA is subject to a maximum of two times Purchase Payments (not including any bonus) received in the first five Contract Years;

•	under GMIB, there are fewer available Annuity Options; and

•	under GPWB, you can only receive GPWB Payments of up to 5% of the PB Value each year.

If you take a GMIB Partial Annuitization, the 7% AIA and MAV decrease, but continue to be calculated. If you take a GMIB Full Annuitization or exercise GPWB, we establish a PB Value and the 7% AIA and MAV end. After you exercise GPWB, only the PB Value remains and continues to be calculated.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

7% AIA Resets

Before the older Owner’s 80th birthday (or the Annuitant’s 80th birthday if the Contract is owned by a non-individual) and before you exercise either GPWB or GMIB, you can reset the 7% AIA to equal the Contract Value if that amount is greater than the 7% AIA on any Contract Anniversary. You cannot request a reset: a) after the older Owner reaches age 80 (or after the Annuitant reaches age 80 if the Contract is owned by a non-individual), b) after you exercise GPWB or GMIB (including taking a GMIB Partial Annuitization), c) after you take a Full Annuitization, or d) if the Contract Value is less than the 7% AIA. If you reset the 7% AIA, you have to wait ten Contract Years from the reset anniversary before you can begin GMIB or GPWB Payments. You can request a reset within 30 days following a Contract Anniversary. If your request is in good order, we process it as of the current Contract Anniversary* and we increase the 7% AIA to equal the Contract Value on that anniversary. If you reset the 7% AIA, on the reset anniversary we change the additional M&E charge for PRIME Plus Benefit to the additional M&E charge that is in effect for a newly issued Contract as of the reset anniversary. We guarantee that the M&E charge is not more than the maximum M&E charge for Contracts with PRIME Plus Benefit that is set forth in the Fee Tables. If we change the M&E charge, we change the number of Accumulation Units so that the Contract Value on the reset anniversary remains the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

*	Or on the next Business Day if the Contract Anniversary is not a Business Day.

Calculating the 7% AIA

If the rider effective date is the Issue Date, the 7% AIA on the Issue Date is equal to the Purchase Payment (not including any bonus) received on the Issue Date. If the rider effective date occurs after the Issue Date, or if you reset the 7% AIA, the 7% AIA on the rider effective date or reset anniversary is equal to the Contract Value (including any vested bonus) on that date.

On each Business Day other than a Contract Anniversary, the 7% AIA is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments (not including any bonus) received that day,

•	reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to a traditional Partial Annuitization or withdrawn that day (including any withdrawal charge), and

•	if you took a GMIB Partial Annuitization that day based on the:

–	7% AIA, we reduce the 7% AIA by the dollar amount applied to GMIB Payments.

–	MAV, we reduce the 7% AIA proportionately by the percentage of the MAV applied to GMIB Payments.

For each of the first five Contract Anniversaries that occur after the later of the rider effective date or the reset anniversary and before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual), the 7% AIA is equal to its value on the immediately preceding Business Day increased by 7%. We then process any transactions we received on that Contract Anniversary (such as additional Purchase Payments, withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

For each Contract Anniversary that occurs after the fifth, and after the later of the rider effective date or the reset anniversary, and before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual), the 7% AIA is equal to the sum of a) plus b) where:

a)	is all Purchase Payments (not including any bonus) received on or after the later of the fifth Contract Anniversary or the reset anniversary.

b)	is the difference of i) minus ii) with the result increased by 7% where:

i)	is the 7% AIA on the immediately preceding Business Day, and

ii)	is all Purchase Payments (not including any bonus) received on or after the later of the fifth Contract Anniversary or the reset anniversary.

We then process any transactions we received on that Contract Anniversary (such as additional Purchase Payments, withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual), we calculate the 7% AIA in the same way that we do on each Business Day other than a Contract Anniversary.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

If the rider effective date or reset anniversary occurs before the fifth Contract Anniversary, we limit the 7% AIA to the following maximum.

If the rider effective date is the Issue Date, the 7% AIA cap on the Issue Date is equal to two times the initial Purchase Payment (not including any bonus) received on the Issue Date. If the rider effective date occurs after the Issue Date, or if you reset the 7% AIA, the 7% AIA cap on the rider effective date or reset anniversary is equal to two times the Contract Value (including any vested bonus) on that date.

On each Business Day before the fifth Contract Anniversary, the 7% AIA cap is equal to:

•	its value on the immediately preceding Business Day,

•	plus two times any additional Purchase Payments (not including any bonus) received that day,

•	reduced proportionately by the percentage of any Contract Value (including any vested bonus) applied to a traditional Partial Annuitization or withdrawn that day (including any withdrawal charge), and

•	reduced proportionately by the percentage of the PB Value applied to a GMIB Partial Annuitization that day.

Beginning on the fifth Contract Anniversary, the 7% AIA cap no longer increases unless you reset the 7% AIA, but does decrease if you take a partial withdrawal or Partial Annuitization in the same way that it does on each Business Day before the fifth Contract Anniversary.

If the rider effective date or reset anniversary occurs on or after the fifth Contract Anniversary, we limit the 7% AIA to the following maximum.

On the rider effective date or the reset anniversary, the 7% AIA cap is equal to two times the Contract Value (including any vested bonus) on that date. The 7% AIA cap no longer increases after the rider effective date or the reset anniversary unless you reset the 7% AIA, but does decrease if you take a partial withdrawal or Partial Annuitization as follows:

•
reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to each traditional Partial Annuitization or withdrawn (including any withdrawal charge) for each traditional annuitization or withdrawal taken, and

•	reduced proportionately by the percentage of the PB Value applied to each GMIB Partial Annuitization.

Calculating the MAV

If the rider effective date is the Issue Date, the MAV on the Issue Date is initially equal to the Purchase Payment (not including any bonus) received on the Issue Date. If the rider effective date is after the Issue Date, the MAV on the rider effective date is initially equal to the Contract Value (including any vested bonus) on the rider effective date.

On each Business Day other than a Contract Anniversary, the MAV is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments (not including any bonus) received that day,

•	reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to a traditional Partial Annuitization or withdrawn that day (including any withdrawal charge), and

•	if you take a GMIB Partial Annuitization that day based on the:

–	MAV, we reduce the MAV by the dollar amount applied to GMIB Payments, and

–	the 7% AIA, we reduce the MAV proportionately by the percentage of the 7% AIA applied to GMIB Payments.

On each Contract Anniversary before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual), the MAV is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value (including any vested bonus) that occurs on that Contract Anniversary before we process any transactions. We then process any transactions we received on that Contract Anniversary (such as additional Purchase Payments, withdrawals, and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual), we calculate the MAV in the same way that we do on each Business Day other than a Contract Anniversary.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Any traditional Partial Annuitizations or withdrawals you take may reduce the 7% AIA or the MAV by more than the amount annuitized or withdrawn. If the Contract Value (including any vested bonus) at the time of annuitization or withdrawal is less than the 7% AIA (or MAV as appropriate), we deduct more than the amount annuitized or withdrawn from the 7% AIA (or MAV).

If you exercise GPWB and select the 5% payment option, the PB Value only increases after you begin receiving GPWB Payments as a result of any step ups. If you exercise GPWB and select the 10% payment option, the PB Value stops increasing on the date you begin receiving GPWB Payments. In addition, if you exercise GPWB, the PB Value decreases:

•	on a dollar for dollar basis for withdrawals (GPWB Payments and Excess Withdrawals) that do not exceed the GPWB Maximum; and

•
proportionately by the percentage of any Contract Value (including any vested bonus) taken as a withdrawal (including both GPWB Payments and Excess Withdrawals), including any withdrawal charge, for each withdrawal you take that exceeds the GPWB Maximum.

Please see Appendix B for examples of the calculations of the PB Value.

Step Ups Under GPWB With the 5% Payment Option

Step ups are not available under the 10% payment option and are not available once the older Owner reaches age 91. On every third Contract Anniversary after you exercise GPWB, if you elect the 5% payment option, we automatically step up the PB Value to equal the Contract Value (including any vested bonus) if that amount is greater than the PB Value.

Step ups continue to happen automatically until the earliest of: a) the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual), or b) the PB Value is zero.

If we step up the PB Value, we also step up the GPWB Maximum to equal 5% of the increased PB Value if that amount is greater than the current GPWB Maximum. However, we do not also automatically step up the GPWB Payment. If we increase the GPWB Maximum, you can request to increase the amount of next year’s GPWB Payments by submitting a written request to our Service Center. (For more information, please see the discussion of “GPWB Payments” later in this section.)

Step ups increase the total amount available to you under GPWB. When the amount available to you is increased by a step up, the length of time over which you can receive GPWB Payments also increases, unless you elect to increase your GPWB Payments. Step ups may or may not increase the GPWB Maximum, as demonstrated in Appendix C – GPWB Under PRIME Plus Benefit. Appendix C contains examples showing the effect of the step up available under the 5% payment option and the effect of an Excess Withdrawal on GPWB Payments.

USING PRIME PLUS BENEFIT

GPWB guarantees a minimum amount of income in the form of partial withdrawals (GPWB Payments) during the Accumulation Phase. In addition, if you select the 5% GPWB Payment option, we increase (step up) the total amount of money you can withdraw (the PB Value) on every third Contract Anniversary after you exercise GPWB and before the older Owner’s 91st birthday to “lock in” any gains that are present in the remaining Contract Value as long as there is PB Value remaining in the Contract.

GMIB guarantees a minimum amount of fixed income in the form of Annuity Payments (GMIB Payments) during the Annuity Phase. Depending on the Annuity Option you select, GMIB can provide guaranteed lifetime income, but if the Annuitant(s) die shortly after the Income Date, the Payee may receive less than your investment in the Contract.

GPWB and GMIB do not create Contract Value or guarantee the performance of any Investment Option. Be sure to discuss with your Financial Professional if GPWB and GMIB are appropriate for your situation.

You must hold your Contract for ten complete Contract Years after the date PRIME Plus Benefit is added to your Contract, or after the date of any 7% AIA reset, before you can exercise GPWB or GMIB and you can only exercise GPWB or GMIB within 30 days following a Contract Anniversary. You cannot exercise GPWB or GMIB before the expiration of the ten-year waiting period.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

If you exercise GPWB:

•	You can no longer remove PRIME Plus Benefit from the Contract.

•	You can no longer make additional Purchase Payments to the Contract and the automatic investment plan (AIP) is no longer available to you. If you are participating in AIP, your participation ends

•	Partial Annuitizations are no longer available.

•	The additional M&E charge for PRIME Plus Benefit continues until both GPWB and GMIB end.

•	If you have Enhanced GMDB, the additional M&E charge for Enhanced GMDB continues as long as the Enhanced GMDB value is greater than zero.

•	The partial withdrawal privilege is no longer available to you; however, you can still take GPWB Payments and Excess Withdrawals up to the annual GPWB Maximum without a withdrawal charge.

•	The systematic withdrawal and minimum distribution programs are no longer available to you and if you are participating in these programs, your participation ends.

•	The Contract Value continues to fluctuate as a result of market performance, and decreases on a dollar for dollar basis with each GPWB Payment and any Excess Withdrawals.

•	The GMDB value no longer increases, and each GPWB Payment and any Excess Withdrawals reduces the GMDB value proportionately by the percentage of Contract Value withdrawn.

•	The PB Value no longer increases if you elect the 10% payment option and 7% AIA resets are no longer available.

•
If you select the 5% payment option, the PB Value may increase (step up) on every third Contract Anniversary after you exercise GPWB and before the older Owner’s 91st birthday as long as there is PB Value. If we step up the PB Value we may also step up the GPWB Maximum.

•	Each withdrawal (GPWB Payment and/or Excess Withdrawal) reduces the PB Value as follows:

–	withdrawals taken during the Contract Year that do not exceed the GPWB Maximum reduce the PB Value on a dollar for dollar basis, and

–	withdrawals taken during the Contract Year that do exceed the GPWB Maximum reduce the PB Value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
Withdrawals (GPWB Payments and/or Excess Withdrawals) that do not exceed the annual GPWB Maximum do not reduce the Withdrawal Charge Basis, but withdrawals that exceed the annual GPWB Maximum (including GPWB Payments) may be subject to a withdrawal charge and reduces the Withdrawal Charge Basis, as set out in section 7, Expenses – Withdrawal Charge.

Excess Withdrawals do not affect the GPWB Payment amount or frequency, but they may decrease the time over which you receive GPWB Payments.

If you exercise GMIB under a Full Annuitization:

•	You can no longer remove PRIME Plus Benefit from the Contract and 7% AIA resets are no longer available.

•	The Accumulation Phase ends and the Annuity Phase begins.

•
The portion of the Contract that you apply to GMIB is no longer subject to the Separate Account annual expense, but any portion of the Contract that has been applied to variable Traditional Annuity Payments continues to be subject to a 1.70% Separate Account annual expense.

•	If you have not exercised GPWB, it is no longer available to you, and you cannot make additional Purchase Payments to the Contract.

•	If you exercised GPWB, GPWB Payments stop and GPWB ends.

•	GMDB ends.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

If you exercise GMIB under a Partial Annuitization*:

•	You can no longer remove PRIME Plus Benefit from the Contract and 7% AIA resets are no longer available.

•	The Annuity Phase begins and the Accumulation Phase continues.

•
The portion of the Contract that you apply to GMIB is no longer subject to the Separate Account annual expense, but any portion of the Contract that is in the Accumulation Phase or that has been applied to variable Traditional Annuity Payments continue to be subject to the appropriate Separate Account annual expense.

•
If any portion of the Contract is still in the Accumulation Phase, you may be able to make additional Purchase Payments to the Contract, but you cannot make additional Purchase Payments to any portion of the Contract that is in the Annuity Phase.

•	GPWB continues to be available to you.

•	The Partial Annuitization reduces each Purchase Payment, the Contract Value and GMDB value proportionately by the percentage of PB Value you apply to GMIB.

•	GMIB Payments do not affect the Contract Value available under the portion of the Contract that is in the Accumulation Phase.

*	Not available after you exercise GPWB, or if the PB Value is less than the Contract Value.

In addition, if you exercise GPWB after taking a GMIB Partial Annuitization, all payments (GMIB Payments and GPWB Payments) are treated as withdrawals and not annuity payments for tax purposes. However, once the entire Contract Value has been applied to Annuity Payments, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes.

Under PRIME Plus Benefit, the Owner controls:

•	when to exercise a benefit,

•	which benefit(s) to exercise,

•	the amount of the GPWB Payment (subject to the GPWB Maximum) and Excess Withdrawals from the portion of the Contract that is in the Accumulation Phase,*

•	the frequency of GPWB Payments,* and

•	whether to stop or restart GPWB Payments on an annual basis.

*	Owners do not have this flexibility under GMIB.
GPWB PAYMENTS

In order to begin receiving GPWB Payments, you must submit a GPWB Payment election form to our Service Center after the expiration of the ten-year waiting period and within 30 days following a Contract Anniversary. GPWB Payments do not begin until your request has been received at our Service Center and determined to be in good order.

If you exercise GPWB, we ask you to select either the 5% payment option or the 10% payment option. Once you select a payment option, you cannot change it. The payment option you select determines the GPWB Maximum, the PB Value and whether or not you receive an automatic increase or “step up” feature. The GPWB Maximum is the largest annual GPWB Payment that is available to you each Contract Year. Under the 5% payment option the GPWB Maximum is 5% of the PB Value each year, and under the 10% payment option it is 10% of the PB Value each year. Under the 5% payment option, the PB Value is the greater of the MAV, 7% AIA, or the Contract Value. Under the 10% payment option, the PB Value is the greater of the MAV or Contract Value. The 5% payment option contains an automatic step up* feature. Step ups are not available under the 10% payment option.

* See the discussion of “Step Ups Under GPWB with the 5% Payment Option” earlier in this section.

If you exercise GPWB, we also ask you to select the amount of the annual GPWB Payment you would like to receive subject to the GPWB Maximum. You cannot request GPWB Payments that would exceed the GPWB Maximum in a given Contract Year. Because GPWB Payments are non-cumulative, if you elect to receive less than the GPWB Maximum in a given year, it does not carry over to the next Contract Year.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

If you request an Excess Withdrawal while you are receiving GPWB Payments and the amount you request plus your GPWB Payments exceeds the annual GPWB Maximum, the amount that exceeds the GPWB Maximum is subject to any applicable withdrawal charge* and reduces:

•	the Withdrawal Charge Basis,**

•	the Contract Value,

•	the PB Value (which determines the amount available for future GPWB Payments and/or future GMIB Payments), and

•	the GMDB value.

*	Amounts paid as part of a required minimum distribution are never subject to a withdrawal charge.

**	GPWB Payments and Excess Withdrawals that do not exceed the annual GPWB Maximum do not reduce the Withdrawal Charge Basis.

Excess Withdrawals do not affect the GPWB Payment amount or frequency, but they may decrease the time over which you receive GPWB Payments. If you take no Excess Withdrawals while GPWB is in effect, we would pay the PB Value to you:

•	within ten years if you elect the 10% payment option and take the maximum allowable payment each year, or

•	within 20 years if you elect the 5% payment option and take the maximum allowable payment each year (assuming no step ups).

You can elect to receive GPWB Payments on an annual, semi-annual, quarterly, or monthly basis. If the scheduled GPWB Payment date does not fall on a Business Day, we make payment to you on the next Business Day. Each GPWB Payment is equal to the annual GPWB Payment divided by the number of payments you elected to receive during the Contract Year, until the PB Value is less than the GPWB Payment amount. Once the PB Value is less than the GPWB Payment amount, you receive one last GPWB Payment that is equal to the remaining PB Value.

The initial GPWB Payment must be at least $100. If we are unable to structure the initial GPWB Payment so that it is at least $100, GPWB is not available and we contact you to discuss alternate arrangements.

Once each Contract Year, you can elect to:

•	change the frequency of next year’s GPWB Payments,

•	change the amount of next year’s GPWB Payment subject to the GPWB Maximum, or

•	stop GPWB Payments for the next GPWB Year.

You must provide notice of any of these requested changes to GPWB Payments to our Service Center at least 30 days before a Contract Anniversary. We make any change on the Contract Anniversary and the change remains in effect for the entire following Contract Year.

The following changes are available at any time and are effective when we receive your request in good order at our Service Center.

•	Stop GPWB Payments completely and have us make GMIB Payments under a Full Annuitization based on the entire remaining PB Value.

•	Stop GPWB Payments completely and take an Excess Withdrawal of the entire Contract Value (including any vested bonus and less any withdrawal charge).

•	Stop GPWB Payments completely and have us make Traditional Annuity Payments under a Full Annuitization based on the entire Contract Value (including any vested bonus).

In addition, if you request an Excess Withdrawal while you are receiving GPWB Payments you can instruct us to stop GPWB Payments that are due for the remainder of the Contract Year at the time you request the Excess Withdrawal.

We deduct each GPWB Payment proportionately from the Investment Choices.

You can continue to receive GPWB Payments until the PB Value is exhausted or GPWB ends, even if you have no remaining Contract Value. If there is Contract Value remaining after you exhaust the PB Value, you can elect to either:

•	receive a lump sum payment of the entire remaining Contract Value (including any vested bonus and less any withdrawal charges), the Accumulation Phase of the Contract ends, and the Contract ends+; or

•	request Traditional Annuity Payments under a Full Annuitization based on the entire remaining Contract Value (including any vested bonus).

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

We send you notice at least 30 days before the last GPWB Payment date to ask for your instructions. If we do not receive any instructions from you by the date we make the last GPWB Payment, we pay you the entire remaining Contract Value (including any vested bonus and less any withdrawal charges) in a lump sum, the Accumulation Phase ends, and the Contract ends+.

+	If you took a Partial Annuitization, those portions of the Contract continue and we continue to make Annuity Payments as provided for in the selected Annuity Option.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization, GPWB is no longer available and any GPWB Payments you were receiving stop.

TAXATION OF GPWB PAYMENTS

GPWB Payments are withdrawals and are treated as such for tax purposes. This means that for Non-Qualified Contracts, Contract gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the entire GPWB Payment is most likely subject to ordinary income tax. In addition, if any Owner is younger than age 59½, GPWB Payments may be subject to a 10% federal penalty tax. GPWB Payments are not subject to a withdrawal charge as long as you withdraw no more than your GPWB Maximum in any Contract Year. However, if you take an Excess Withdrawal and exceed your annual GPWB Maximum, the amount that exceeds the GPWB Maximum (including GPWB Payments) is subject to a withdrawal charge* based on the date of Purchase Payment receipt and reduces the Withdrawal Charge Basis, as indicated in section 7, Expenses – Withdrawal Charge.

*	Amounts paid as part of a required minimum distribution are never subject to a withdrawal charge.

WHEN GPWB ENDS

GPWB ends upon the earliest of the following.

•	When PRIME Plus Benefit ends.

•	The Business Day you take an Excess Withdrawal of the entire Contract Value.

•	The Business Day that the PB Value and Contract Value are both zero.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	When the Contract ends.

•	The death of any Owner (unless the deceased Owner’s spouse continues the Contract as the new Owner).

GMIB PAYMENTS

The annuity income protection provided by GMIB applies only under the following circumstances.

•
Your Income Date must be within 30 days following a Contract Anniversary beginning ten Contract Years after the date PRIME Plus Benefit is added to your Contract, or ten Contract Years after the date of any 7% AIA reset.

•	GMIB Payments can only be made as fixed payments, regardless of the Annuity Option* you select.

•	Annuity Option 6* is only available if the PB Value is the MAV and the duration of the period certain must be at least ten years.

•	If the PB Value is the 7% AIA, your available Annuity Options* are restricted to Annuity Option 2 or 4 and the duration of the period certain must be at least ten years.

•	We base all GMIB Payments on an interest rate of 1% per year.

*	For more information see section 3, The Annuity Phase – Annuity Options.

In order to begin receiving GMIB Payments, you must submit an income option election form to our Service Center after the expiration of the ten-year waiting period and within 30 days following a Contract Anniversary. GMIB Payments begin after your request has been received at our Service Center and is determined to be in good order. We make GMIB Payments to you beginning on the 30th day after your Contract Anniversary. If the scheduled GMIB Payment date does not fall on a Business Day, we make payment to you on the next Business Day.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Under GMIB you can take either a Full Annuitization, or before you exercise GPWB, you can take Partial Annuitization(s) if the PB Value is greater than the Contract Value. Any GMIB Partial Annuitization reduces the Contract Value and GMDB value proportionately by the percentage of PB Value you apply to GMIB. If you take a Partial Annuitization you cannot:

•	transfer any amounts you allocated to GMIB Payments back to any portion of the Contract that is in the Accumulation Phase;

•	transfer amounts from one Annuity Payment stream to another; or

•	allocate additional PB Value (or Contract Value) to an existing stream of Annuity Payments.

You can elect to receive GMIB Payments on an annual, semi-annual, quarterly, or monthly basis. Each GMIB Payment is equal to the annual GMIB Payment divided by the number of payments you elected to receive during the Contract Year. If the scheduled GMIB Payment date does not fall on a Business Day, we make payment to you on the next Business Day.

AMOUNT USED TO CALCULATE GMIB PAYMENTS

GMIB guarantees that the GMIB Payments are equal to the guaranteed fixed payout rates applied to the PB Value. There may be situations where the PB Value is greater than the Contract Value, but the GMIB Payments are less than fixed Traditional Annuity Payments based on the Contract Value. This may occur because the guaranteed fixed payout rates available with GMIB may be less than the current fixed payout rates that are otherwise available under Traditional Annuity Payments. We base your Annuity Payments on whichever amount (PB Value or Contract Value) produces the greater payment. However, if we use the Contract Value and the current fixed payout rates to calculate Traditional Annuity Payments, you incur higher Contract expenses without receiving any explicit benefit from GMIB.

While the 7% AIA may be larger than the MAV, it may produce a lower GMIB Payment because under the 7% AIA you have fewer available Annuity Options.

If the GMIB Payment available under the 7% AIA would always be less than the GMIB Payment available under the MAV, we base GMIB Payments on the amount that produces the largest payment. However, it is possible that the GMIB Payments under the 7% AIA may be more or less than the GMIB Payments available under the MAV depending on the Annuity Option you select. In these instances, we allow you to select the amount we use to calculate GMIB Payments and the Annuity Option that you feel is most appropriate.

TAXATION OF GMIB PAYMENTS

If you take a GMIB Partial Annuitization, GMIB Payments are treated as withdrawals and not annuity payments for tax purposes. This means that for tax purposes, any Contract earnings in the entire Contract are considered to be distributed before Purchase Payments and may be subject to ordinary income tax and a 10% federal penalty tax. For Non-Qualified Contracts, gains are generally subject to ordinary income tax and Purchase Payments are not. For Qualified Contracts, the entire GMIB Payment under a Partial Annuitization is most likely subject to ordinary income taxes. For more information on Partial Annuitizations, please see section 3, The Annuity Phase – Partial Annuitization.

If you take a Full Annuitization under GMIB, GMIB Payments should be treated as annuity payments for tax purposes. If you take a GMIB Partial Annuitization, GMIB Payments should be treated as annuity payments (and not withdrawals) for tax purposes only after the Income Date on which you have applied the entire remaining Contract Value to Annuity Payments under GMIB and/or Traditional Annuity Payments, that is, the Income Date after the Contract has been fully annuitized. For Non-Qualified Contracts that have been fully annuitized, a portion of each payment may be treated as gains that are subject to tax as ordinary income, and the remaining portion of the payment is considered to be a return of your investment and is not subject to income tax. Once we have paid out all of your Purchase Payments, however, the full amount of each GMIB Payment is subject to tax as ordinary income. For Qualified Contracts, the entire GMIB Payment is most likely subject to tax as ordinary income. Once you apply the entire Contract Value to Annuity Payments, GMIB Payments generally are not subject to the 10% federal penalty tax.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

WHEN GMIB ENDS

If you have not exercised GMIB, it ends upon the earliest of the following.

•	When PRIME Plus Benefit ends.

•	The Business Day that the PB Value and Contract Value are both zero.

•	The Business Day before the Income Date you take a Full Annuitization and request Traditional Annuity Payments.

•	When the Contract ends.

•	The death of any Owner (unless the deceased Owner’s spouse continues the Contract as the new Owner).

If you exercise GMIB, each portion of the Contract that you apply to GMIB Payments ends upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period.*

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	Under Annuity Option 6, the expiration of the specified period certain.

•	When PRIME Plus Benefit ends.

•	When the Contract ends.

*	If we make a lump sum payment of the remaining guaranteed GMIB Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

REQUIRED MINIMUM DISTRIBUTIONS (RMDs) UNDER QUALIFIED CONTRACTS WITH PRIME PLUS BENEFIT

GMIB and GPWB under PRIME Plus Benefit may have limited usefulness if you purchased a Qualified Contract that is subject to a RMD. If your Contract includes PRIME Plus Benefit and you do not exercise GMIB on or before the date RMD payments must begin under a qualified plan, the Owner or Beneficiary may not be able to exercise GMIB due to the restrictions imposed by the minimum distribution requirements. You should consider whether GMIB is appropriate for your situation if you plan to exercise GMIB after your RMD beginning date.

You also cannot participate in the minimum distribution program available under this Contract if you elect to receive GPWB Payments. If you exercise GPWB, we ask you to select either the 5% payment option or the 10% payment option. Once you select a payment option, you cannot change it. Therefore, under a Qualified Contract that is subject to RMDs, you may not be able to adjust your GPWB Payment to meet your required minimum distribution needs. If you own a Qualified Contract that is subject to RMDs and your RMD payment is greater than the GPWB Maximum, you cannot meet your RMD needs without taking Excess Withdrawals. In addition, RMD payments reduce your PB Value.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

5.	INVESTMENT OPTIONS

The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options to the extent permitted by the federal securities laws and, when required, the Securities & Exchange Commission. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options’ prospectuses. To obtain a current prospectus for any of the Investment Options, contact your Financial Professional or call us at the toll free telephone number listed at the back of this prospectus.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. For more information about share classes, see the Investment Options’ prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans.

The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust), is a “fund of funds” and diversifies its assets by investing primarily in the shares of several other affiliated mutual funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz VIP Fund of Funds Trust and the Allianz VIP Fund of Funds Trust does not charge service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Balanced Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 40% to 60% of assets in the underlying equity index funds and 40% to 60% in the underlying bond index fund.

	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Conservative Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
	AZL Growth Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 65% to 85% of assets in the underlying equity index funds and 15% to 35% in the underlying bond index fund.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

FIDELITY
Managed by Strategic Advisers, Inc.	Fidelity VIP FundsManager 50% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 35% domestic equity funds, 15% international equity funds, 40% fixed income funds and 10% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 50% Composite Index.

	Fidelity VIP FundsManager 60% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 42% domestic equity funds, 18% international equity funds, 35% fixed income funds and 5% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 60% Composite Index.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Managed by Franklin Advisers, Inc.	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests primarily to predominantly in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture equity market investment returns, while exposing investors to less risk than other equity investments
Normally invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal. Secondary objective of long-term growth of capital
Invests at least 80% of its net assets in equity and income securities. Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 15% of total assets in REITs and up to 25% ot total assets in foreign securities, including emerging market securities.

PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	PIMCO VIT Global Advantage Strategy Bond Portfolio	Intermediate-Term Bonds	Total return, which exceeds that of its benchmarks, consistent with prudent investment management
At least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Multi-Asset Portfolio	Specialty	Total return which exceeds a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 20% to 80% of total assets in equity-related investments.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

	PIMCO VIT Unconstrained Bond Portfolio	Specialty	Maximum long-term return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option’s Board of Directors monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options’ advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.50% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option’s assets on an ongoing basis, over time they increase the cost of an investment in the Investment Option.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.

TRANSFERS BETWEEN INVESTMENT OPTIONS

Contracts with PRIME Plus Benefit are subject to Investment Option transfer restrictions if these Contracts exceed certain limits on volatility or risk.  For more information, see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit.

You can make transfers among the Investment Choices, subject to certain restrictions. Currently there is no maximum limit on the number of transfers we allow, but we may change this in the future. Transfers may be subject to a transfer fee. For more information, see section 7, Expenses – Transfer Fee. There is no minimum required transfer amount.

The following applies to any transfer.

•	Your request for a transfer must clearly state:

–	which Investment Choices are involved in the transfer; and

–	how much you wish to transfer.

•	After the Income Date, you cannot make a transfer from a fixed Annuity Payment stream to a variable Annuity Payment stream.

•	After the Income Date, you can make a transfer from a variable Annuity Payment stream to establish a new fixed Annuity Payment stream.

•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.

•	Transfer instructions apply equally to the accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.

•	Transfers of Contract Value between Investment Options do not change the allocation instructions for any future Purchase Payments.

When you make a transfer request, we process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day receives the next Business Day’s Accumulation Unit values and/or Annuity Unit values.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Electronic Transfers

You can currently request transfers by telephone, fax, or by website at http:// www.allianzlife.com. We do not currently accept transfer instructions from you through any other form of electronic communication. Unless you instruct us not to, we accept transfer instructions from any Owner. We may also allow you to authorize someone else to request transfers on your behalf. We use reasonable procedures to confirm that electronic instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request and to discontinue or modify our electronic transfer privileges at any time and for any reason.

When you make an electronic transfer request, we process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If a Service Center representative does not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your transfer request in writing to our Service Center.

By authorizing electronic transfers, you authorize us to accept and act upon such instructions for your Contract. There are risks associated with electronic transactions that do not occur if you submit a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we cannot verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING

We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into an Investment Option at prices that are below their true value, or transfer out at prices above their true value.

•	An adverse effect on portfolio management, such as causing an Investment Option to maintain a higher level of cash or causing an Investment Option to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the Investment Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by your Contract or applicable state law, we may:

•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).

•	Restrict the transfer method (for example, requiring all transfers be sent by first class U.S. mail and rescinding electronic transfer privileges).

•
Require a minimum time period between each transfer into or out of the same Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL Money Market Fund when available in your Contract. Round trips are transfers into and back out of the same Investment Option, or transfers out of and back into the same Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.

•	Limit the dollar amount of any single Purchase Payment or transfer request to an Investment Option.

•	Prohibit transfers into specific Investment Options.

•	Impose other limitations or restrictions to the extent permitted by federal securities laws.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.

We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.

We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.

In addition, some of the Investment Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an Investment Option’s shares are subject to acceptance by that Investment Option’s manager. We reserve the right to reject, without prior notice, any Investment Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

Investment Options may add or change policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group if the investment adviser to one or more of the Investment Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the Investment Options’ managers.

NOTE: This Contract is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and how we apply trading restrictions, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s electronic transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or Purchase Payment allocations to that Investment Option. We notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM

The dollar cost averaging (DCA) program allows you to systematically transfer a set amount of money each month or quarter from any one of the available Investment Choices to other Investment Options. The Investment Option you transfer from may not be the Investment Option you transfer to in this program. You cannot dollar cost average to a general account Investment Choice. The only general account Investment Choice that you can dollar cost average from is the DCA Fixed Option. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, your Contract Value may be less susceptible to the impact of market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss. You may only participate in this program during the Accumulation Phase.

There may be two DCA options available to you. Both options require a $1,500 minimum allocation. The first option is the DCA Fixed Option. It is only available for a period of either 6 or 12 months for additional Purchase Payments. Under the DCA Fixed Option, you receive a fixed interest rate guaranteed for the period by us. The DCA Fixed Option may not be available in your state. The second option is the Standard DCA Option. It requires participation for at least six months. Only the Investment Options are available with this option.

All DCA transfers are made on the tenth of the month or the next Business Day if the tenth is not a Business Day. We must receive your DCA program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers, or your program participation does not begin until next month. You can elect either program by properly completing the DCA form provided by us.

Your participation in the program ends when any of the following occurs.

•	The number of desired transfers has been made.

•	You do not have enough money in the Investment Choices to make the transfer (if less money is available, that amount is dollar cost averaged and the program ends).

•	You request to end the program (your request must be received at our Service Center by 4:00 p.m. Eastern Time on the Business Day immediately before the tenth to end that month).

•	your Contract ends.

If you participate in the DCA program, there are no fees for the transfers made under this program and we do not currently count these transfers against the free transfers that we allow. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

FLEXIBLE REBALANCING

You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. The general account Investment Choices are not part of the flexible rebalancing program. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers are made on the 20th of the month or the previous Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process this rebalancing, or you program does not begin until next month. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program and we do not currently count these transfers against any free transfers that we allow. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end your participation in this program, your request must also be received at our Service Center by 4:00 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have an investment adviser and want to pay their fees from this Contract, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your adviser. We treat this fee payment as a withdrawal. For tax purposes, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments. If any Owner is under age 59½, withdrawals may be subject to a 10% federal penalty tax. You should consult a tax adviser regarding the tax treatment of adviser fee payments.

Your investment adviser acts on your behalf, not ours. We are not party to your advisory agreement or responsible for your adviser’s actions. We do not set your adviser’s fee or receive any part of it. Any adviser fee you pay is in addition to this Contract’s fees and expenses. You should ask your adviser about compensation they receive for this Contract.

You can submit a written request to our Service Center on a form satisfactory to us to allow your adviser to make Investment Option transfers on your behalf. However, we reserve the right to review an adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.

VOTING PRIVILEGES

We legally own the Investment Option shares. However, when an Investment Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.

•
You can provide voting instructions based on the dollar value of the Investment Option’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation/annuity units for your Contract on the record date. We count fractional units.

•	You receive proxy materials and a voting instruction form.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

6.	OUR GENERAL ACCOUNT

Our general account holds all our assets other than our separate account assets. We own our general account assets and use them to support our insurance and annuity obligations, other than those funded by our separate accounts. These assets are subject to our general business operation liabilities, and may lose value. Subject to applicable law, we have sole investment discretion over our general account assets.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered our general account interests under the Securities Act of 1933. As a result, the SEC has not reviewed our general account prospectus disclosures.

Currently, we only offer a DCA Fixed Option as an Investment Choice under our general account during the Accumulation Phase. Any amounts you allocate to this Investment Choice under our general account become part of our general account. Any guaranteed values provided by this Contract that are in excess of the Contract Value are subject to our claims paying ability and the priority rights of our other creditors. Additionally, any amounts that you allocate to provide fixed Annuity Payments during the Annuity Phase become part of our general account. We may change the terms of the general account Investment Choices in the future. Please contact us for the most current terms.

7.	EXPENSES

There are charges and other expenses associated with the Contract that reduce your investment return. These charges and expenses are described in detail in this section.

SEPARATE ACCOUNT ANNUAL EXPENSES

Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Separate Account assets for the mortality and expense risk (M&E) charge and the administrative charge (together they are called the Separate Account annual expenses). We do this as part of our calculation of the value of the Accumulation and Annuity Units. The charges are an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. We assess the Separate Account annual expenses during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there are no Separate Account annual expenses during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. The amount of the M&E charge during the Accumulation Phase depends on the benefit options that apply. The annual administrative charge is equal to 0.15% during both phases of your Contract. Some or all of the guaranteed benefits may not be available in all states. During the Accumulation Phase, the current Separate Account annual expenses are as follows:

	Base Contract			Charges for a Contract with PRIME Plus Benefit
	M&E Charge	Admin. Charge	Total	M&E Charge	Admin. Charge	Total
Traditional GMDB	1.55%	0.15%	1.70%	2.25%	0.15%	2.40%
Enhanced GMDB	1.85%	0.15%	2.00%	2.45%	0.15%	2.60%
If you exercise GPWB, the increased expenses associated with PRIME Plus Benefit continue until both GPWB and GMIB benefits end and the increased expenses associated with Enhanced GMDB (if applicable) continue as long as the Enhanced GMDB value is greater than zero.

During the Annuity Phase, if you request variable Traditional Annuity Payments, the Separate Account annual expenses are equal, on an annual basis, to 1.70%. Because the Contract allows Partial Annuitization, it is possible for one portion of the Contract to be in the Accumulation Phase and other portions to be in the Annuity Phase at the same time. It is also possible to have a different M&E charge on different portions of the Contract at the same time if you take a variable traditional Partial Annuitization.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Mortality and Expense Risk (M&E) Charge

This charge compensates us for all the insurance benefits provided by your Contract, for example:

•	our contractual obligation to make Annuity Payments,

•	the death, income, and withdrawal benefits under the Contract,

•	certain expenses related to the Contract, and

•	for assuming the risk (expense risk) that the current charge is insufficient in the future to cover the cost of administering the Contract.

If the M&E charge is sufficient to cover such costs and risks, any excess is profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

Administrative Charge

This charge is equal to 0.15% of the average daily assets invested in a subaccount on an annual basis. We deduct this charge during both the Accumulation and Annuity Phases. This charge, together with the contract maintenance charge (which is explained next), is for all the expenses associated with the administration and maintenance of the Contracts.

CONTRACT MAINTENANCE CHARGE

Your annual contract maintenance charge is $40. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:

•
During the Accumulation Phase for all your Rewards Contracts if the total Rewards Value is at least $75,000 at the time we are to deduct the charge. We determine the total Rewards Value for all individually owned Contracts by using the Owner’s social security number, and for non-individually owned Contracts we use the Annuitant’s social security number.

•	During the Annuity Phase if the Contract Value on the Income Date is at least $750,000.

•	When paying death benefits under death benefit payment options A, B, or C.

During the Accumulation Phase, we deduct the contract maintenance charge on a dollar for dollar basis from the Contract Value and Rewards Value determined at the end of the last Business Day before the Contract Anniversary. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge.

WITHDRAWAL CHARGE

You can take withdrawals from the portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if any part of the withdrawal comes from a Purchase Payment that is still within ten complete years before the withdrawal. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge on: amounts deducted to pay a transfer fee or the contract maintenance charge, Annuity Payments (including GMIB Payments), death benefits, or amounts paid as part of a minimum distribution payment under our minimum distribution program. We also do not assess the withdrawal charge on GPWB Payments and/or Excess Withdrawals unless they exceed the GPWB Maximum. (For more information, see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit – GPWB Payments and section 9, Access to Your Money – The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments.) In the Contract or marketing materials, the withdrawal charge may also be referred to as the surrender charge or contingent deferred sales charge (CDSC) and withdrawals may be referred to as surrenders.

The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments (not including any bonus), less any Purchase Payment withdrawn (excluding any bonus and any penalty-free withdrawals). We do not reduce the Withdrawal Charge Basis for any penalty-free withdrawals or the deduction of a transfer fee or the contract maintenance charge. This means that if you take a full withdrawal while the withdrawal charge applies and you have taken penalty-free withdrawals, you may be assessed a withdrawal charge on more than the amount you are withdrawing. Penalty-free withdrawals include the following amounts:  withdrawals under the GPWB of PRIME Plus Benefit that do not exceed the GPWB Maximum, withdrawals under the partial withdrawal privilege, and any amounts paid as part of a required minimum distribution. We also do not adjust the Withdrawal Charge Basis for any withdrawal charge, or any gains or losses on your Investment Options.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

This means that on a full withdrawal, if the Contract Value has declined due to poor performance of your selected Investment Options, the withdrawal charge may be greater than the amount available for withdrawal. Because we assess the withdrawal charge against the Withdrawal Charge Basis, in some instances, the Contract Value may be positive, but you will not receive a distribution due to the amount of the withdrawal charge. For more information, please see the examples in Appendix E.

NOTE: Amounts applied to Partial Annuitizations reduce each Purchase Payment proportionately by the percentage of Contract Value or GMIB value you annuitize. This reduction also applies to the Withdrawal Charge Basis.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we make withdrawals from your Contract in the following order.

1.
First, we withdraw any Purchase Payments that are beyond your Contract’s withdrawal charge period (for example, Purchase Payments that we have had for ten or more complete years). We do not assess a withdrawal charge on these Purchase Payments. This withdrawal reduces the Withdrawal Charge Basis.

2.
Then, we withdraw any Purchase Payments that are under the partial withdrawal privilege and we do not assess a withdrawal charge. However, the partial withdrawal privilege is not available if you are taking a full withdrawal. For more information, see section 9, Access to Your Money – Partial Withdrawal Privilege. This withdrawal does not reduce the Withdrawal Charge Basis.

3.
Next, on a FIFO basis, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges. This withdrawal reduces the Withdrawal Charge Basis.

4.
Finally, we withdraw any Contract earnings. Bonuses and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings. This withdrawal does not reduce the Withdrawal Charge Basis.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received each Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

Number of Complete Years Since We Received Your Purchase Payment	Charge
0	8.5%
1	8.5%
2	8.5%
3	8.5%
4	8.0%
5	7.0%
6	6.0%
7	5.0%
8	4.0%
9	3.0%
10 years or more	0.0%
After we have had a Purchase Payment for ten complete years, there is no charge when you withdraw that Purchase Payment. In the States of Connecticut and New Jersey, the withdrawal charge, as a percentage of each Purchase Payment withdrawn, is 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%, 1.0%, and 0.0% for the time periods referenced above.

We calculate the withdrawal charge at the time of each withdrawal. For a full withdrawal that is subject to a withdrawal charge, we deduct the withdrawal charge as a percentage of the Withdrawal Charge Basis from the amount withdrawn. For partial withdrawals, we deduct the charge from the remaining Rewards Value and we deduct it proportionately from the selected Investment Choices.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Example: You purchased a Contract with an initial Purchase Payment of $30,000 and made another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.

1)	Purchase Payments that are beyond the withdrawal charge period. All payments are still within the withdrawal charge period so this does not apply.

2)
Amounts available under the partial withdrawal privilege. You have not taken any other withdrawals this year so you can withdraw up to 10% of your total payments (or $10,000) without incurring a withdrawal charge.

3)
Purchase Payments on a FIFO basis. The total amount we deduct from the first Purchase Payment is $30,000, which is subject to an 8.5% withdrawal charge, and we pay you this entire amount. We determine the withdrawal charge on this amount as follows:

$30,000	x	0.085	=	$2,550

Next we determine how much we need to deduct from the second Purchase Payment. So far we have deducted $40,000 ($10,000 under the partial withdrawal privilege and $30,000 from the first Purchase Payment), so we would need to deduct $12,000 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is also subject to an 8.5% withdrawal charge. We determine the withdrawal charge on this amount this amount as follows:

$12,000	x	0.085	=	$1,020
4)	Contract earnings. The withdrawal charges of $3,570 are deducted from contract earnings.

In total we withdrew $55,570 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,570.

NOTE: Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, under Non-Qualified Contracts, withdrawals are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

Reduction or Elimination of the Withdrawal Charge

We may have reduced or eliminated the withdrawal charge when the Contract was sold under circumstances that reduced its sales expenses. For example, if a large group of individuals purchased the Contract, or if a purchaser already had a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or waive the withdrawal charge for a Contract sold by a Financial Professional appointed with Allianz Life to any members of his or her immediate family and the Financial Professional waives their commission. We require our prior approval for any reduction or elimination of the withdrawal charge.

TRANSFER FEE

You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we deduct a transfer fee of $25 for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. The deduction of a transfer fee decreases your Contract Value (and Bonus Value, if applicable) on a dollar for dollar basis, but it does not decrease your partial withdrawal privilege, the Withdrawal Charge Basis, or any of the guaranteed values available under the optional benefits. We deduct a transfer fee from the Investment Choice from which the transfer is made. If you transfer the entire amount in the Investment Choice, then we deduct a transfer fee from the amount transferred. If you are transferring from multiple Investment Choices, we treat the transfer as a single transfer and we deduct any transfer fee proportionately from the Investment Choices if you transfer less than the entire amount that is in the Investment Choice. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for PRIME Plus Benefit, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow.

PREMIUM TAX

Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

INCOME TAX

Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.

INVESTMENT OPTION EXPENSES

There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses reduce the performance of the Investment Options and, therefore, negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.

8.	TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase – Partial Annuitization. For more information on the taxation of GPWB Payments, see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit – Taxation of GPWB Payments. For more information on the taxation of GMIB Payments, see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit – Taxation of GMIB Payments.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you are not taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you are taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you did not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract generally is not treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

QUALIFIED CONTRACTS

If you purchased the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan.

We may have issued the following types of Qualified Contracts.

•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Qualified Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must have made representations to us that the plan was qualified under the Code on the Issue Date and was intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS

Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally are not taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Traditional Annuity Payments or GMIB Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received generally is treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. GPWB Payments are treated as partial withdrawals. If you exercise the GPWB and the PB Value is greater than the Contract Value, it is possible that the IRS could assert that the amount you receive is taxable as ordinary income up to an amount equal to the excess of the PB Value immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally is taxable only to the extent it exceeds your investment in the Contract.

If you take an annuitization, different rules apply. Periodic installments (for example, GMIB Payments) scheduled to be received at regular intervals (for example, monthly) should be treated as annuity payments (and not withdrawals) for tax purposes. Upon annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and is not taxed. The remaining portion of the payment is treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions are exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun, will result in the modification of the series of substantially equal payments and therefore result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments also results in a modification of the payments.

NOTE: Beginning in 2013, distributions from Non-Qualified Contracts will be considered investment income for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions are exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

5)	distributions made on account of an IRS levy upon the Qualified Contract;

6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception no longer applies after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun, will result in the modification of the series of substantially equal payments and therefore result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments also results in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date has an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

“Eligible rollover distributions” from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except required minimum distributions as required by the Code, a series of substantially equal periodic payments made for life or a period of ten years or more, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents generally are subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION

The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts are distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death. These requirements are considered satisfied as to any portion of an Owner’s interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

9.	ACCESS TO YOUR MONEY

The money in the Contract is available under the following circumstances:

•	by taking a withdrawal (including GPWB Payments);

•	by taking required minimum distributions (Qualified Contracts only);

•	by taking Annuity Payments; or

•	when we pay a death benefit.

You can only take withdrawals during the Accumulation Phase. We process any request for a withdrawal based on the Accumulation Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the next Business Day’s Accumulation Unit values.

When you take a full withdrawal, we process the withdrawal on the Business Day we receive the request in Good Order at our Service Center:

•	based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price,

•	less any applicable withdrawal charge, and

•	less any contract maintenance charge.

See the Fee Tables and section 7, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $10,000.* We reserve the right to treat a request for a partial withdrawal that would reduce the Contract Value below this minimum as a request for a full withdrawal of the Contract. Unless you instruct us otherwise, we deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Choices.

*	These limitations do not apply to GPWB Payments.

In the event that there are multiple bonuses applied to the Contract, we reduce the oldest unvested bonus amounts first.

Partial withdrawals in excess of the partial withdrawal privilege reduce unvested bonus amounts by the excess amount’s percentage of the Contract Value on the day of (but before) the partial withdrawal. This percentage is determined by dividing the amount of the partial withdrawal (including any withdrawal charge) in excess of the partial withdrawal privilege amount by the Contract Value.

We pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the “Suspension of Payments or Transfers” discussion later in this section).

Upon withdrawal, we assess the withdrawal charge against the Withdrawal Charge Basis. Penalty-free withdrawals and amounts withdrawn to pay transfer fees or the contract maintenance charge do not reduce the Withdrawal Charge Basis, but any other withdrawals of Purchase Payments reduce the Withdrawal Charge Basis. Penalty-free withdrawals include the following amounts:  withdrawals under the GPWB of PRIME Plus Benefit that do not exceed the GPWB Maximum, withdrawals under the partial withdrawal privilege, and any amounts paid as part of a required minimum distribution. We also do not adjust the Withdrawal Charge Basis for any current withdrawal charge or any gains or losses on your Investment Options. This means that if you take a full withdrawal while the withdrawal charge applies and you have taken penalty-free withdrawals or you have had losses in your Investment Options, you may be assessed a withdrawal charge on more than the amount you are withdrawing. In some instances, you will not receive a distribution due to the amount of the withdrawal charge. For more information, please see section 7, Expenses – Withdrawal Charge and the examples in Appendix E.

We may be required to provide information about you or your Contract to government regulators. We may also be required to stop disbursements from your Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. If, pursuant to SEC rules, the AZL Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Money Market Fund subaccount until the fund is liquidated.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Ordinary income taxes, tax penalties and certain restrictions may apply to any withdrawal you take.

Example

•	You purchased a Contract with an initial Purchase Payment of $100,000. We applied a bonus to your Contract of $6,000.

•
You request a $50,000 partial withdrawal (not including the withdrawal charge) during the first Contract Year when the withdrawal charge is 8.5%. On the day of (but before) the partial withdrawal, your Contract Value is $110,600, the Rewards Value is $116,600, and your partial withdrawal privilege is $10,000. Your bonus has not vested at all at this time.

Calculating the total withdrawal charge:
Amount requested that is subject to a withdrawal charge (amount requested minus the partial withdrawal privilege)
= $50,000 – $10,000 =	$40,000
Multiplied by the withdrawal charge percentage	x 0.085
Total withdrawal charge =	$ 3,400

Reducing the Contract Value:
Contract Value on the day of (but before) the partial withdrawal	$110,600
Minus the total amount withdrawn (amount requested plus the total withdrawal charge)
= $50,000 + $3,400 =	– 53,400
Contract Value after the partial withdrawal	$ 57,200

Reducing the unvested bonus:
Amount of the unvested bonus	$ 6,000
Multiplied by the result of the total amount withdrawn, minus the partial withdrawal privilege, divided by the Contract Value on the day of (but before the partial withdrawal)
= ($53,400 – $10,000) / $110,600 =	x 0.392
Reduction in the unvested bonus due to the partial withdrawal	$ 2,352
Unvested bonus after the partial withdrawal = $6,000 – $2,352 =	$ 3,648

Reducing the Rewards Value:
Rewards Value on the day of (but before) the partial withdrawal	$116,600
Minus the total amount withdrawn (amount requested plus the total withdrawal charge)
= $50,000 / $3,400 =	– 53,400
Minus the reduction in the unvested bonus due to the partial withdrawal	– 2,352
Rewards Value after the partial withdrawal	$60,848

PARTIAL WITHDRAWAL PRIVILEGE

The partial withdrawal privilege for each Contract Year is equal to 10% of your total Purchase Payments, not including any bonus, less any previous withdrawals taken during the Contract Year that were not subject to a withdrawal charge. We do not deduct a withdrawal charge from amounts withdrawn under the partial withdrawal privilege. Any unused partial withdrawal privilege in one Contract Year is not added to the amount that is available in the next Contract Year. There is no partial withdrawal privilege after you exercise the GPWB (if applicable) or during the Annuity Phase. However, if you exercise the GPWB (if applicable) you can still take GPWB Payments and Excess Withdrawals up to the annual GPWB Maximum without a withdrawal charge. Excess Withdrawals (including a full withdrawal of the Contract Value) are available while you are receiving GPWB Payments, however, amounts withdrawn in excess of the annual GPWB Maximum (including GPWB Payments) are subject to a withdrawal charge as set out in section 7, Expenses – Withdrawal Charge.

If you withdraw Purchase Payments that are beyond the withdrawal charge period, those withdrawals are not subject to a withdrawal charge and they do not reduce your partial withdrawal privilege. If you withdraw a Purchase Payment that is subject to a withdrawal charge and the withdrawal is more than the partial withdrawal privilege, the excess amount is subject to a withdrawal charge and reduces the Withdrawal Charge Basis unless the excess amount is part of a penalty-free withdrawal. If you take a full withdrawal, we assess a withdrawal charge with no reduction for any partial withdrawal privilege in that year. Amounts withdrawn under the partial withdrawal privilege do not reduce the Withdrawal Charge Basis. The partial withdrawal privilege may also be referred to as the partial surrender privilege.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see “The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” discussion later in this section.

SYSTEMATIC WITHDRAWAL PROGRAM

If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to a withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the partial withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your partial withdrawal privilege amount for that Contract Year. With the exception of penalty-free withdrawals, any withdrawals in a Contract Year (including systematic withdrawals) are subject to any applicable withdrawal charge. For more information, see section 7, Expenses – Withdrawal Charge and the “Partial Withdrawal Privilege” discussion that appears earlier in this section.

All systematic withdrawals are made on the ninth of the month, or the Business Day before if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program will not begin until the next month.

Ordinary income taxes, tax penalties and certain restrictions may apply to systematic withdrawals. You cannot participate in the systematic withdrawal program and the minimum distribution program at the same time. You also cannot exercise the GPWB and participate in the systematic withdrawal program at the same time.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you can participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we make payments to you from your Contract designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. RMD payments from this Contract are not subject to a withdrawal charge and do not reduce the Withdrawal Charge Basis. However, they count against your partial withdrawal privilege. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. Any RMD payments from this Contract that exceed the RMD amount calculated for this Contract are subject to any applicable withdrawal charge.

Contracts with PRIME Plus Benefit include a GMIB and GPWB. These benefits may have limited usefulness under a Qualified Contract subject to a RMD. If your Contract includes PRIME Plus Benefit and you do not exercise GMIB on or before the date RMD payments must begin under a qualified plan, the Owner or Beneficiary may not be able to exercise GMIB due to the restrictions imposed by the minimum distribution requirements. You should consider whether GMIB is appropriate for your situation if you plan to exercise GMIB after your RMD beginning date. You also cannot participate in the minimum distribution program available under this Contract if you elect to receive GPWB Payments. Once you choose your GPWB Payment option, you cannot change it. Therefore, you may not be able to adjust your GPWB Payment to meet your RMD needs. In addition, RMD payments reduce your GMDB value, and PB Values.

You cannot participate in systematic withdrawal and minimum distribution programs at the same time. You also cannot exercise GPWB and participate in the minimum distribution program at the same time.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals (including GPWB Payments if available) or transfers for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

We reserve the right to defer payment for a withdrawal or transfer from any general account Investment Choice for the period permitted by law, but not for more than six months.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

10.	DEATH BENEFIT

At Contract issue, you were asked to select a death benefit. If you did not make a selection, you received the Traditional GMDB. The death benefit is only available during the Accumulation Phase of the Contract. Bonus amounts do not become part of the GMDB values that are based on Contract Value until they are vested. You do not receive the amount of the bonus credited on the parts of the GMDB values that are based on Purchase Payments.

The use of the term “you” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

If you die during the Accumulation Phase, we process the death benefit based on the Accumulation Unit values determined after we receive in Good Order at our Service Center the death benefit payment option and due proof of death. We consider due proof of death to be any of the following: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory. The Accumulation Unit values are normally determined at the end of each Business Day and due proof of death and an election of the death benefit payment option received at or after the end of the current Business Day receives the next Business Day’s Accumulation Unit values.

If a Beneficiary dies before you, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining primary Beneficiaries, we pay any remaining contingent Beneficiary(ies). If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate.

If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit they are entitled to when we receive their required information in Good Order at our Service Center. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, they each receive an equal share. Any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient. Once we receive notification of death, we no longer accept additional Purchase Payments and we do not process requested transfers.

TRADITIONAL GUARANTEED MINIMUM DEATH BENEFIT (TRADITIONAL GMDB)

If the Traditional GMDB applies, the amount of the death benefit is the greater of 1 or 2.

1)
The Contract Value (including any vested bonus amounts), determined as of the end of the Business Day during which we receive in Good Order at our Service Center the death benefit payment option and due proof of death.

2)	The Traditional GMDB value, which is the total of all Purchase Payments received (not including any bonus) before you exercise the GPWB (if applicable), reduced as follows.

•
Proportionately by the percentage of Contract Value (including any vested bonus) applied to a traditional Partial Annuitization or withdrawn (including any withdrawal charge) for each traditional annuitization or withdrawal taken (including GPWB Payments, Excess Withdrawals, and any applicable withdrawal charge).

•	Proportionately by the percentage of PB Value applied to each GMIB Partial Annuitization taken before you exercise the GPWB (if applicable).

For multiple Beneficiaries, we determine the Traditional GMDB value for each surviving Beneficiary’s portion of the death benefit at the time we first receive in Good Order at our Service Center the death benefit payment option and due proof of death. We determine the Contract Value for each surviving Beneficiary’s portion of the death benefit as of the end of the Business Day during which we receive in Good Order at our Service Center their selected death benefit payment option.

Any withdrawals and/or amounts applied to Partial Annuitizations may reduce the Traditional GMDB value by more than the amount withdrawn and/or annuitized. If the Contract Value (or PB Value if taking a GMIB Partial Annuitization) at the time of withdrawal and/or annuitization is less than the Traditional GMDB value, we deduct more than the amount withdrawn and/or annuitized from the Traditional GMDB value.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

ENHANCED GUARANTEED MINIMUM DEATH BENEFIT (ENHANCED GMDB)

If the Enhanced GMDB applies, the amount of the death benefit is the greater of 1 or 2.

1.
The Contract Value (including any vested bonus), determined as of the end of the Business Day during which we receive in Good Order at our Service Center the death benefit payment option and due proof of death.

2.	The Enhanced GMDB value, determined as of the end of the Business Day during which we receive in Good Order at our Service Center the death benefit payment option and due proof of death.

For multiple Beneficiaries, we determine the Enhanced GMDB value for each surviving Beneficiary’s portion of the death benefit at the time we first receive in Good Order at our Service Center the death benefit payment option and due proof of death. We determine the Contract Value for each surviving Beneficiary’s portion of the death benefit as of the end of the Business Day during which we receive in Good Order at our Service Center their selected death benefit payment option.

The Enhanced GMDB value is equal to the greater of: A.) the 3% Annual Increase Amount (AIA), or B.) the Maximum Anniversary Value (MAV). We only calculate the 3% AIA and the MAV until the date of any Owner’s death.

A.     Annual Increase Amount (3% AIA)

The 3% AIA on the Issue Date is equal to the initial Purchase Payment received on the Issue Date (not including any bonus).

On each Business Day other than a Contract Anniversary and before the exercise of the GPWB (if applicable), the 3% AIA is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments (not including any bonus) received that day,

•
reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to a traditional Partial Annuitization or withdrawn that day (including GPWB Payments, Excess Withdrawals and any applicable withdrawal charge), and

•	reduced proportionately by the percentage of PB Value applied to a GMIB Partial Annuitization that day (if applicable).

On each Contract Anniversary before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the exercise of the GPWB (if applicable), the 3% AIA is equal to its value on the immediately preceding Business Day, increased by 3%. We then process any transactions we received on that Contract Anniversary (such as additional Purchase Payments, withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the exercise of the GPWB (if applicable), we calculate the 3% AIA in the same way that we do on each Business Day other than a Contract Anniversary.

We limit the 3% AIA to a maximum of 1.5 times your total Purchase Payments (not including any bonus), reduced as follows:

•	proportionately, by the percentage of PB Value applied to each GMIB Partial Annuitization (if applicable).

•
proportionately, by the percentage of Contract Value (including any vested bonus) annuitized and/or withdrawn (including any withdrawal charge) for each of the following: withdrawals taken before you exercise the GPWB, amounts applied to traditional Partial Annuitizations (not subject to a withdrawal charge), GPWB Payments (not subject to a withdrawal charge), and/or Excess Withdrawals.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

B.     Maximum Anniversary Value (MAV)

The MAV on the Issue Date is equal to your initial Purchase Payment (not including any bonus) received on the Issue Date.

On each Business Day other than a Contract Anniversary and before the exercise of the GPWB (if applicable), the MAV is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments (not including any bonus) received that day,

•
reduced proportionately by the percentage of Contract Value  (including any vested bonus amounts) applied to a traditional Partial Annuitization or withdrawn that day (including GPWB Payments, Excess Withdrawals and any applicable withdrawal charge), and

•	reduced proportionately by the percentage of PB Value applied to a GMIB Partial Annuitization that day (if applicable).

On each Contract Anniversary before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the exercise of the GPWB (if applicable), the MAV is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value (including any vested bonus) that occurs on that Contract Anniversary before we process any transactions. We then process any transactions received on that Contract Anniversary (such as additional Purchase Payments, withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the exercise of the GPWB (if applicable), we calculate the MAV in the same way that we do on each Business Day other than a Contract Anniversary.

Any withdrawals and/or amounts applied to Partial Annuitizations may reduce the 3% AIA and MAV by more than the amount withdrawn and/or annuitized. If the Contract Value (or PB Value if taking a GMIB Partial Annuitization) at the time of withdrawal and/or annuitization is less than the 3% AIA (or MAV as applicable), we deduct more than the amount withdrawn and/or annuitized from the 3% AIA (or MAV as applicable).

NOTE FOR CONTRACTS WITH PRIME PLUS BENEFIT:

If you exercise the GPWB, then on and after the exercise date:

•
the Traditional GMDB value or Enhanced GMDB value that applies to your Contract stops increasing and each GPWB Payment we make and any Excess Withdrawals you take reduces the GMDB value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge);

•	the death benefit that is equal to your Contract Value continues to fluctuate with market performance but decreases with each GPWB Payment we make and any Excess Withdrawals you take; and

•	the increased M&E charge associated with the Enhanced GMDB (if applicable) continues as long as the Enhanced GMDB value is greater than zero.

Please see Appendix D for examples of calculations of the death benefit.

WHEN THE DEATH BENEFIT ENDS

The GMDB that applies to your Contract ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the GMDB value and Contract Value are both zero.

•	When the Contract ends.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

DEATH OF THE OWNER AND/OR ANNUITANT UNDER ALL OTHER CONTRACTS

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. Designating different persons as Owner(s) and Annuitant(s) can have an important impact on whether a death benefit is paid, and on who receives it. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase		Action under any portion of the Contract applied to Annuity Payments
•	We pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.	•	The Beneficiary becomes the Owner.
		•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the GPWB was in effect, it ends unless the deceased Owner’s spouse continues the Contract.	•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Traditional Annuity Payments ends, see section 3, The Annuity Phase – Traditional Annuity Payments. For more information on when any portion of the Contract applied to GMIB Payments ends, see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit – When GMIB Ends. No death benefit is payable under Annuity Options 1, 3, or 6. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

		•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

UPON THE DEATH OF A JOINT OWNER (NOTE: We do not allow Joint Owners to take Partial Annuitizations)
Action under the portion of the Contract that is in the Accumulation Phase		Action under any portion of the Contract applied to Annuity Payments
•	The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.	•	The surviving Joint Owner becomes the sole Owner.
		•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	We pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the “Death Benefit Payment Options” discussion later in this section.	•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Traditional Annuity Payments ends, see section 3, The Annuity Phase – Traditional Annuity Payments. For more information on when any portion of the Contract applied to GMIB Payments ends, see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit – When GMIB Ends. No death benefit is payable under Annuity Options 1, 3, or 6. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•	If the GPWB was in effect, it ends unless the Joint Owners were spouses and the surviving spouse who is also the Joint Owner continues the Contract.
		•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If both spousal Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we pay the estate of the Joint Owner who died last.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action under the portion of the Contract that is in the Accumulation Phase		Action under any portion of the Contract applied to Annuity Payments
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we treat the death of the Annuitant as the death of an Owner; we pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named. If the GPWB was in effect, it ends unless the deceased Annuitant’s spouse continues the Contract.
•
Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Traditional Annuity Payments ends, see section 3, The Annuity Phase – Traditional Annuity Payments. For more information on when any portion of the Contract applied to GMIB Payments ends, see section 4, Protected Retirement Income Made Easy: PRIME Plus Benefit – When GMIB Ends. No death benefit is payable under Annuity Options 1, 3, or 6. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•
If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval. If the GPWB was in effect, it continues.

•	If the deceased Annuitant was a sole Owner, we pay the Beneficiary(1) a death benefit. If the GPWB was in effect, it ends unless the deceased Owner’s spouse continues the Contract.	•	If the deceased was a sole Owner, the Beneficiary becomes the Owner if the Contract continues.
		•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. We pay a death benefit to the surviving Joint Owner.(2) If the GPWB was in effect, it ends unless the Joint Owners were spouses and the surviving spouse who is also the Joint Owner continues the Contract.

•	For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If the deceased was the Annuitant and the Owner was a non-individual, the surviving spouse becomes the new Owner upon Contract continuation.

(2)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If both spousal Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we pay the estate of the Joint Owner who died last.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT (NOTE: We only allow joint Annuitants on Full Annuitization)
Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract applied to Annuity Payments
•
Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase – Annuity Options.
	•	No death benefit is payable.
	•	If the deceased was a sole Owner, the Beneficiary becomes the Owner.
	•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION PHASE

If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he/she can choose to continue the Contract in his/her own name. Spouses must qualify as such under federal law to continue the Contract. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center the death benefit payment option and due proof of death. If the surviving spouse continues the Contract, he or she may exercise all of the Owner’s rights under this Contract, including naming a new Beneficiary or Beneficiaries. If the surviving spouse continues the Contract, any optional benefits also continue with the possible exception of the GMIB Payments under PRIME Plus Benefit, which can only continue if the surviving spouse is also an Annuitant. For more information, please see section 4, PRIME Plus Benefit – When GMIB Ends. If a lump sum payment is requested, we pay the amount within seven days of our receipt of the death benefit payment option and due proof of death, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms. If the spouse continues the Contract, the spouse will be subject to any remaining withdrawal charge.

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death.

Option C: For a Nonqualified Contract, if the Beneficiary is an individual, payment of the death benefit as an Annuity Payment under an Annuity Option is over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. For a Qualified Contract, if the Beneficiary is an individual, Annuity Payments can be made over a period not extending beyond the Beneficiary’s life expectancy. Distribution under this option must begin within one year of the date of any Owner’s death. GMIB Payments are not available under this option.

Any portion of the death benefit not applied to Traditional Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract is interpreted and administered in accordance with Section 72(s) of the Code.

Other rules may apply to Qualified Contracts.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

11.	OTHER INFORMATION

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We offer fixed and variable annuities and individual life insurance. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life.

DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their Financial Professionals. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These payments typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected to not exceed 6% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 6% of Purchase Payments.

We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Financial Professionals and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

Selling firms and their Financial Professionals and managers may receive other payments from us for administrative issues and for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:

•	marketing services and increased access to Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars for their Financial Professionals;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:

•	the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
•	the organizational “fit” between the broker/dealer firm and the type of wholesaling and marketing force we operate;
•	whether the broker/dealer firm’s operational, IT, and support services structure and requirements are compatible with our method of operation;
•	whether the broker/dealer firm’s product mix is oriented toward our core markets;
•	whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent Financial Professional meetings and training sessions;
•	the potential return on investment of investing in a particular firm’s system;
•	our potential ability to obtain a significant level of the market share in the broker/dealer firm’s distribution channel;
•	the broker/dealer firm’s Financial Professional and customer profiles; and
•	the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.

Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their Financial Professionals in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what your Financial Professional and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

•	issuance and maintenance of the Contracts,
•	maintenance of Owner records,
•	processing and mailing of account statements and other mailings to Owners, and
•	routine customer service including:
–	responding to Owner correspondence and inquiries,
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total) and
–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, are mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in Part C of the Registration Statement.

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

12.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life………………………………………………………………………..	2
Experts ……………………………………………………………………………	2
Legal Opinions………………………………………………………………..…	2
Distributor………………………………………………………………….……..	2
Reduction or Elimination of the Withdrawal Charge…………………………	3
Federal Tax Status…………………………………………………………….…	3
General………………………………………………………………………..	3
Diversification…………………………………………………………………	4
Owner Control………………………………………………………………..	4
Contracts Owned by Non-Individuals………………………………………	5
Income Tax Withholding………………………………………………….…	5
Required Distributions………………………………………………………	5
Qualified Contracts………………………………………………………..…	6
Annuity Provisions…………………………………………………………….…	6
Annuity Units/Calculating Variable Annuity Payments……………..……	7
Mortality and Expense Risk Guarantee………………………………….……	7
Information on May 2003 Contracts……………………………………………	7
Information on Contracts That Were Offered Before April 29, 2005………	15
Information on Original and September 2002 Contracts……………………	16
Financial Statements………………………………………………………….…	18
Appendix – Condensed Financial Information………………………….……	19

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

13.	PRIVACY AND SECURITY STATEMENT

2012
Your privacy is a high priority for Allianz. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we maintain about you.

This statement applies to all of the companies within the Allianz family of companies that issue insurance policies. The law allows us to share your information among our insurance companies. The law does not allow you to prevent these disclosures. A list of our companies can be found at the end of this notice.

Information about you that Allianz collects

Allianz collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
•	From others, through the process of handling a claim. This may include information from medical or accident reports.
•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

Information about you that Allianz shares

Allianz does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address, and policy information, as follows:

•	With affiliates and service providers in order to administer or service your policy.
•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.
•	With medical professionals in order to process your claim.
•	With a state Department of Insurance in order to examine our records or business practices.
•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.
•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

Service providers with whom we legally share your information are required to sign a Privacy and Security Agreement with Allianz.

Allianz does not sell your information to anyone

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you. We also do not share your information with any of our affiliated companies except to administer or service your policy.

Allianz policies and practices regarding security of your information

Allianz uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We use state-of-the-art technology to secure our websites and protect the information that may be shared over these sites.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily. Refer to the Privacy link at the bottom of our website for more information on browsing privacy practices.

Your ability to access and correct your information

You have the right to access and obtain a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

This will ensure the identity of the person requesting your information. Alternately, you may also make your request through our secure website.

Within 30 working days of our receipt of your request, your information will be available. You may see the information in person or we will send you a copy. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you that is obtained from a consumer reporting agency or a Department of Motor Vehicles. At your request, we will provide you with the names and addresses of these agencies so that you can contact them directly.

Montana residents: You may write to us and also ask for a record of any disclosure of your medical information made within the last three years.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy and Security Statement is also displayed on our website (http://www.allianzlife.com).

For more information or if you have questions

If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Privacy Office at 800.328.5600, write us at the following address or contact us via the website.

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344

Allianz family of companies:

•	Allianz Life Insurance Company of North America
•	Allianz Life Insurance Company of New York
•	Allianz Investment Management LLC
•	Allianz Life Financial Services, LLC
•	Questar Asset Management, Inc.
•	Questar Capital Corporation

M40018 (R-12/2011)

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

APPENDIX A – CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B are included in Part C of the Registration Statement.

Accumulation Unit value (AUV) information corresponding to the lowest and highest combination of charges for the Contract described by this prospectus is listed in the tables below. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information (SAI), which is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Registration Statement.

* Key to Benefit Option	Separate Account Annual Expenses(1)
Allianz Rewards – Base Contract with Traditional GMDB	1.70%
Allianz Rewards – Contract with Enhanced GMDB and PRIME Plus Benefit	2.60%
(1)
The Separate Account annual expenses for a May 2003 Contract with the Traditional GMDB and no PRIME Benefit (1.70%) and a May 2003 Contract with the Enhanced GMDB and Enhanced PRIME Benefit (2.60%) are the same as the expenses for the currently offered Contract, therefore the AUV information is the same. Please see the Statement of Additional Information for more information on the May 2003 Contract.

(Number of Accumulation Units in thousands)

Separate Account Annual Expenses 1.70%				Separate Account Annual Expenses 2.60%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Balanced Index Strategy Fund
12/31/2009	N/A	10.029	3	12/31/2009	N/A	10.012	241
12/31/2010	10.029	10.895	5	12/31/2010	10.012	10.779	232
12/31/2011	10.895	10.970	6	12/31/2011	10.779	10.756	231
AZL Franklin Templeton Founding Strategy Plus Fund
12/31/2009	N/A	10.212	1	12/31/2009	N/A	10.194	40
12/31/2010	10.212	11.046	10	12/31/2010	10.194	10.928	87
12/31/2011	11.046	10.661	36	12/31/2011	10.928	10.453	250
AZL Fusion Balanced Fund
12/31/2005	N/A	10.608	100	12/31/2005	N/A	10.544	889
12/31/2006	10.608	11.419	1681	12/31/2006	10.544	11.249	1965
12/31/2007	11.419	12.025	1808	12/31/2007	11.249	11.739	1984
12/31/2008	12.025	8.577	1602	12/31/2008	11.739	8.298	2211
12/31/2009	8.577	10.685	1566	12/31/2009	8.298	10.245	2856
12/31/2010	10.685	11.668	1543	12/31/2010	10.245	11.087	2370
12/31/2011	11.668	11.368	1528	12/31/2011	11.087	10.705	2353
AZL Fusion Conservative Fund
12/31/2009	N/A	10.148	0	12/31/2009	N/A	10.130	9
12/31/2010	10.148	11.071	5	12/31/2010	10.130	10.953	243
12/31/2011	11.071	10.955	26	12/31/2011	10.953	10.741	519
AZL Fusion Moderate Fund
12/31/2005	N/A	10.786	57	12/31/2005	N/A	10.721	2298
12/31/2006	10.786	11.741	172	12/31/2006	10.721	11.566	4080
12/31/2007	11.741	12.297	268	12/31/2007	11.566	12.004	5264
12/31/2008	12.297	8.129	238	12/31/2008	12.004	7.865	4782
12/31/2009	8.129	10.344	252	12/31/2009	7.865	9.917	4821
12/31/2010	10.344	11.364	258	12/31/2010	9.917	10.798	4260
12/31/2011	11.364	10.855	222	12/31/2011	10.798	10.222	4275

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix A

Separate Account Annual Expenses 1.70%				Separate Account Annual Expenses 2.60%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Gateway Fund
12/31/2011	N/A	10.216	0	12/31/2011	N/A	10.063	33
AZL Growth Index Strategy Fund
12/31/2009	N/A	10.061	14	12/31/2009	N/A	10.044	358
12/31/2010	10.061	11.219	7	12/31/2010	10.044	11.099	319
12/31/2011	11.219	11.031	63	12/31/2011	11.099	10.816	839
AZL Invesco Equity and Income Fund
12/31/2004	N/A	10.788	11	12/31/2004	N/A	10.723	446
12/31/2005	10.788	11.323	21	12/31/2005	10.723	11.154	948
12/31/2006	11.323	12.526	71	12/31/2006	11.154	12.229	1203
12/31/2007	12.526	12.691	167	12/31/2007	12.229	12.279	1140
12/31/2008	12.691	9.492	160	12/31/2008	12.279	9.101	1136
12/31/2009	9.492	11.465	148	12/31/2009	9.101	10.894	1013
12/31/2010	11.465	12.595	135	12/31/2010	10.894	11.861	979
12/31/2011	12.595	12.113	175	12/31/2011	11.861	11.305	1293
AZL Money Market Fund
12/31/2003	N/A	10.288	129	12/31/2003	N/A	9.932	885
12/31/2004	10.288	10.183	384	12/31/2004	9.932	9.741	2151
12/31/2005	10.183	10.269	409	12/31/2005	9.741	9.736	2761
12/31/2006	10.269	10.545	450	12/31/2006	9.736	9.908	2785
12/31/2007	10.545	10.864	904	12/31/2007	9.908	10.116	4187
12/31/2008	10.864	10.941	1265	12/31/2008	10.116	10.097	8842
12/31/2009	10.941	10.780	709	12/31/2009	10.097	9.859	6233
12/31/2010	10.780	10.599	639	12/31/2010	9.859	9.607	5518
12/31/2011	10.599	10.421	602	12/31/2011	9.607	9.361	5114
BlackRock Global Allocation V.I. Fund
12/31/2008	N/A	7.903	19	12/31/2008	N/A	7.856	441
12/31/2009	7.903	9.396	59	12/31/2009	7.856	9.255	1238
12/31/2010	9.396	10.139	78	12/31/2010	9.255	9.898	1503
12/31/2011	10.139	9.605	113	12/31/2011	9.898	9.293	1956
Fidelity VIP FundsManager 50% Portfolio
12/31/2011	N/A	10.596	2	12/31/2011	N/A	10.065	66
Fidelity VIP FundsManager 60% Portfolio
12/31/2011	N/A	9.565	1	12/31/2011	N/A	9.197	31
Franklin High Income Securities Fund
12/31/2003	N/A	20.143	77	12/31/2003	N/A	17.635	175
12/31/2004	20.143	21.758	241	12/31/2004	17.635	18.877	421
12/31/2005	21.758	22.101	52	12/31/2005	18.877	19.004	599
12/31/2006	22.101	23.764	53	12/31/2006	19.004	20.251	679
12/31/2007	23.764	23.996	50	12/31/2007	20.251	20.264	618
12/31/2008	23.996	18.075	42	12/31/2008	20.264	15.127	554
12/31/2009	18.075	25.358	110	12/31/2009	15.127	21.032	631
12/31/2010	25.358	28.236	116	12/31/2010	21.032	23.209	578
12/31/2011	28.236	29.027	131	12/31/2011	23.209	23.646	568
Franklin Income Securities Fund
12/31/2003	N/A	34.570	11	12/31/2003	N/A	30.265	23
12/31/2004	34.570	38.694	57	12/31/2004	30.265	33.571	329
12/31/2005	38.694	38.654	95	12/31/2005	33.571	33.237	702
12/31/2006	38.654	44.936	139	12/31/2006	33.237	38.293	918
12/31/2007	44.936	45.834	174	12/31/2007	38.293	38.706	1042
12/31/2008	45.834	31.696	143	12/31/2008	38.706	26.527	950
12/31/2009	31.696	42.254	134	12/31/2009	26.527	35.046	894
12/31/2010	42.254	46.806	129	12/31/2010	35.046	38.473	836
12/31/2011	46.806	47.116	110	12/31/2011	38.473	38.382	832

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix A

Separate Account Annual Expenses 1.70%				Separate Account Annual Expenses 2.60%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Franklin U.S. Government Fund
12/31/2003	N/A	22.508	77	12/31/2003	N/A	19.705	291
12/31/2004	22.508	22.897	175	12/31/2004	19.705	19.865	854
12/31/2005	22.897	23.053	200	12/31/2005	19.865	19.822	1102
12/31/2006	23.053	23.576	162	12/31/2006	19.822	20.090	1185
12/31/2007	23.576	24.707	133	12/31/2007	20.090	20.865	1010
12/31/2008	24.707	26.133	185	12/31/2008	20.865	21.871	1245
12/31/2009	26.133	26.488	147	12/31/2009	21.871	21.969	1115
12/31/2010	26.488	27.417	127	12/31/2010	21.969	22.536	1051
12/31/2011	27.417	28.487	129	12/31/2011	22.536	23.206	1154
PIMCO VIT All Asset Portfolio
12/31/2004	N/A	11.854	121	12/31/2004	N/A	11.783	561
12/31/2005	11.854	12.381	708	12/31/2005	11.783	12.196	922
12/31/2006	12.381	12.740	1521	12/31/2006	12.196	12.438	789
12/31/2007	12.740	13.567	1378	12/31/2007	12.438	13.126	776
12/31/2008	13.567	11.224	1225	12/31/2008	13.126	10.762	908
12/31/2009	11.224	13.416	1182	12/31/2009	10.762	12.748	859
12/31/2010	13.416	14.916	1109	12/31/2010	12.748	14.047	953
12/31/2011	14.916	14.952	1001	12/31/2011	14.047	13.955	1010
PIMCO VIT Emerging Markets Bond Portfolio
12/31/2005	N/A	10.905	13	12/31/2005	N/A	10.840	114
12/31/2006	10.905	11.717	14	12/31/2006	10.840	11.542	190
12/31/2007	11.717	12.189	33	12/31/2007	11.542	11.899	235
12/31/2008	12.189	10.234	39	12/31/2008	11.899	9.901	280
12/31/2009	10.234	13.139	44	12/31/2009	9.901	12.597	346
12/31/2010	13.139	14.489	44	12/31/2010	12.597	13.767	570
12/31/2011	14.489	15.148	35	12/31/2011	13.767	14.264	442
PIMCO VIT Global Advantage Strategy Bond Portfolio
12/31/2011	N/A	9.794	2	12/31/2011	N/A	9.735	7
PIMCO VIT Global Bond Portfolio (Unhedged)
12/31/2005	N/A	9.330	25	12/31/2005	N/A	9.274	104
12/31/2006	9.330	9.600	28	12/31/2006	9.274	9.457	218
12/31/2007	9.600	10.357	67	12/31/2007	9.457	10.111	420
12/31/2008	10.357	10.096	99	12/31/2008	10.111	9.767	568
12/31/2009	10.096	11.600	77	12/31/2009	9.767	11.121	803
12/31/2010	11.600	12.734	71	12/31/2010	11.121	12.099	778
12/31/2011	12.734	13.468	51	12/31/2011	12.099	12.682	857
PIMCO VIT Global Multi-Asset Portfolio
12/31/2009	N/A	10.005	1	12/31/2009	N/A	9.988	38
12/31/2010	10.005	10.953	10	12/31/2010	9.988	10.836	184
12/31/2011	10.953	10.582	15	12/31/2011	10.836	10.376	259
PIMCO VIT High Yield Portfolio
12/31/2003	N/A	11.179	66	12/31/2003	N/A	10.792	347
12/31/2004	11.179	12.041	146	12/31/2004	10.792	11.519	877
12/31/2005	12.041	12.327	408	12/31/2005	11.519	11.688	1131
12/31/2006	12.327	13.223	440	12/31/2006	11.688	12.425	1254
12/31/2007	13.223	13.456	95	12/31/2007	12.425	12.530	1115
12/31/2008	13.456	10.114	153	12/31/2008	12.530	9.334	1165
12/31/2009	10.114	13.964	223	12/31/2009	9.334	12.771	1414
12/31/2010	13.964	15.720	175	12/31/2010	12.771	14.248	1539
12/31/2011	15.720	15.975	98	12/31/2011	14.248	14.350	1236

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix A

Separate Account Annual Expenses 1.70%				Separate Account Annual Expenses 2.60%
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO VIT Real Return Portfolio
12/31/2003	N/A	10.495	112	12/31/2003	N/A	10.432	398
12/31/2004	10.495	11.238	315	12/31/2004	10.432	11.070	1502
12/31/2005	11.238	11.281	349	12/31/2005	11.070	11.013	2142
12/31/2006	11.281	11.170	345	12/31/2006	11.013	10.808	2016
12/31/2007	11.170	12.153	309	12/31/2007	10.808	11.652	1925
12/31/2008	12.153	11.104	327	12/31/2008	11.652	10.551	2068
12/31/2009	11.104	12.925	336	12/31/2009	10.551	12.171	2154
12/31/2010	12.925	13.738	250	12/31/2010	12.171	12.821	2171
12/31/2011	13.738	15.085	215	12/31/2011	12.821	13.952	2349
PIMCO VIT Total Return Portfolio
12/31/2003	N/A	12.566	150	12/31/2003	N/A	12.131	677
12/31/2004	12.566	12.958	430	12/31/2004	12.131	12.397	1560
12/31/2005	12.958	13.053	418	12/31/2005	12.397	12.376	2154
12/31/2006	13.053	13.328	421	12/31/2006	12.376	12.523	2233
12/31/2007	13.328	14.250	382	12/31/2007	12.523	13.269	2345
12/31/2008	14.250	14.681	301	12/31/2008	13.269	13.548	2590
12/31/2009	14.681	16.465	415	12/31/2009	13.548	15.058	3186
12/31/2010	16.465	17.501	438	12/31/2010	15.058	15.863	3159
12/31/2011	17.501	17.829	395	12/31/2011	15.863	16.015	2943
PIMCO VIT Unconstrained Bond Portfolio
12/31/2011	N/A	9.782	2	12/31/2011	N/A	9.723	27
Templeton Global Bond Securities Fund
12/31/2007	N/A	30.650	6	12/31/2007	N/A	26.004	91
12/31/2008	30.650	32.002	15	12/31/2008	26.004	26.907	188
12/31/2009	32.002	37.340	20	12/31/2009	26.907	31.114	203
12/31/2010	37.340	42.015	23	12/31/2010	31.114	34.696	270
12/31/2011	42.015	40.949	23	12/31/2011	34.696	33.513	524

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix A

APPENDIX B – PB VALUE CALCULATION EXAMPLES

•	You purchased a Contract with PRIME Plus Benefit. You are the only Owner.

•	You made an initial Purchase Payment of $100,000 (not including any bonus).

•	You make an additional Purchase Payment of $10,000 in the sixth Contract Year and allocate the entire amount to the Investment Options. You make no other Purchase Payments.

•	The MAV on the ninth Contract Anniversary is $180,000.

•
You take a partial withdrawal of $20,000 (including the withdrawal charge) in the tenth Contract Year when the Contract Value (on the day of but before the partial withdrawal) is $160,000. You take no other partial withdrawals.

•	The Contract Value on the tenth Contract Anniversary is $140,000.

•
As of the tenth Contract Anniversary you have not yet reached your 81st birthday and the Contracts have not exceeded the limits on volatility or risk that trigger allocation and transfer restrictions under PRIME Plus Benefit.

On the tenth Contract Anniversary, the PB Value is equal to 1 or 2:
1)	The 7% AIA
	Initial Purchase Payment…………………………………………………………………………………………………..	$100,000.00
	Increased by 7% on the first Contract Anniversary……………………………………………………………………..	x 1.07
		$107,000.00
	Increased by 7% on the second Contract Anniversary…………………………………………………………………	x 1.07
		$114,490.00

	Beginning on the sixth Contract Anniversary we only apply the 7% increase to the 7% AIA amount as of the fifth Contract Anniversary.

	On the sixth Contract Anniversary the 7% AIA is:
	The fifth Contract Anniversary 7% AIA……………………………………………………………………………….	$140,255.17
	Increased by 7% on the sixth Contract Anniversary………………………………………………………………..	x 1.07
		$150,073.03
	Plus the additional Purchase Payment received in the sixth Contract Year…………………………………………	+ 10,000.00
		$160,073.03
	On the seventh Contract Anniversary the 7% AIA is:
	The fifth Contract Anniversary 7% AIA……………………………………………………………………………….	$140,255.17
	Increased by 7% on the sixth Contract Anniversary………………………………………………………………..	x 1.07
		$150,073.03
	Increased by 7% on the seventh Contract Anniversary………………………………………………………………..	x 1.07
		$160,578.14
	Plus the additional Purchase Payment received in the sixth Contract Year…………………………………………	+ 10,000.00
		$170,758.14

	On the ninth Contract Anniversary the 7% AIA is:………………………………………………………………………	$193,845.92
	On the tenth Contract Anniversary the 7% AIA is:
	The fifth Contract Anniversary 7% AIA increased by 7% for
	each anniversary since, up to and including the tenth:………………………………………………………..	$196,715.14
	Plus the additional Purchase Payment received in the sixth Contract Year……………………………………..	+ 10,000.00
	Reduced proportionately by the percentage of Contract Value withdrawn
	during the tenth Contract Year: ($20,000 / $160,000) = 0.125 x $193,845.92 =…………………………..	– 24,230.74
		$182,484.40

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix B

	Verifying that the 7% AIA is within the maximum limit:
	2 times Purchase Payments made in the first five Contract Years: 2 x $100,000 =…………………………….	$200,000
	Reduced proportionately by the percentage of Contract Value withdrawn:
	($20,000 / $160,000) = 0.125 x $200,000 =…………………………………………………………………….	– 25,000
		$175,000
	Therefore the 7% AIA on the tenth Contract Anniversary is limited to the maximum………………………….	$175,000

2)	The MAV
	The MAV on the ninth Contract Anniversary…………………………………………………………………………….	$180,000
	Reduced proportionately by the percentage of Contract Value withdrawn:
	($20,000 / $160,000) = 0.125 x $180,000 =………………………………………………………………………...	– 22,500
		$157,500
The 7% AIA is greater than the MAV on the tenth Contract Anniversary. However, if you chose to exercise the GMIB on the tenth Contract Anniversary you may be able choose to set the PB Value equal to either the 7% or the MAV. This is because the GMIB Payments available under the 7% AIA may be less than the GMIB Payments available under the MAV depending on the Annuity Option you select, your age, and sex (where applicable) at the time of annuitization. In addition, it is possible that fixed Traditional Annuity Payments based on the $140,000 Contract Value would be more than GMIB Payments based on the MAV or the 7% AIA depending on the current interest rates available at the time of annuitization.

If instead you exercise the GPWB you can select either the 5% payment option or the 10% payment option. Under the 5% payment option the PB Value is the 7% AIA, the PB Value could increase (step up) on every third Contract Anniversary* the maximum allowable payment is less than what is available under the 10% payment option, but we make payments for at least 20 years (assuming no Excess Withdrawals or step ups). Under the 10% payment option, the PB Value is the MAV, step ups are not available, we make payments for ten years (assuming no Excess Withdrawals), but the maximum allowable payment is more. Under the GPWB, you would choose the payment option that is most appropriate for your situation.

*	Step ups continue to happen automatically until the earliest of: a) the older Owner’s 91st birthday; or b) you exhaust the PB Value.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix B

APPENDIX C – GPWB UNDER PRIME PLUS BENEFIT

•	On the tenth Contract Anniversary you exercise the GPWB and select the 5% payment option with annual payments.

•	On the tenth Contract Anniversary the PB Value is the 7% AIA, which is $175,000, and your Contract Value (including any vested bonus) is $140,000 (see the example that appears in Appendix B).

•	You elect the maximum allowable payment and your annual GPWB Payments are 5% x $175,000 = $8,750. You take no Excess Withdrawals and do not elect to stop your GPWB Payments.

	Contract Value	PB Value	GPWB Payment
On the 10th Contract Anniversary	$140,000	$175,000	$8,750
11th Contract Anniversary	$144,800	$166,250	$8,750
12th Contract Anniversary	$151,900	$157,500	$8,750
13th Contract Anniversary before the step up	$160,000	$148,750	$8,750
13th Contract Anniversary after the step up	$160,000	$160,000	$8,750
14th Contract Anniversary	$151,700	$151,250	$8,750
15th Contract Anniversary	$144,300	$142,500	$8,750
16th Contract Anniversary before the step up	$132,900	$133,750	$8,750
16th Contract Anniversary after the step up	$132,900	$133,750	$8,750
•
In this example, the PB Value was stepped up on the 13th Contract Anniversary because the Contract Value (including any vested bonus) was greater than the PB Value. However, the GPWB Maximum was not stepped up because the current GPWB Maximum ($8,750) was greater than 5% of the increased PB Value (5% x $160,000 = $8,000).

•	There was no step up to either the PB Value or the GPWB Payment on the 16th Contract Anniversary in this example because the Contract Value was less than the PB Value.

•
If on the 16th Contract Anniversary the Contract Value (including any vested bonus) had grown to $180,000, the remaining PB Value would be stepped up to $180,000. The GPWB Maximum would also be stepped up because 5% of the increased PB Value (5% x $180,000 = $9,000) is greater than the current GPWB Maximum ($8,750), however, you would not be able to increase your GPWB Payments until the 17th Contract Anniversary because we do not automatically increase your GPWB Payments upon a step up.

Example of the effect of an Excess Withdrawal on GPWB Payments

•
Continue the assumptions from the previous example except that you elect to receive $600 per month as your GPWB Payment. If you do not take any Excess Withdrawals you would receive $7,200 of GPWB Payments over the course of each Contract Year without incurring a withdrawal charge.

•	Assume the Contract Value (including any vested bonus) on the day of (but before) the Excess Withdrawal is $150,000. The PB Value on the day of (but before) the Excess Withdrawal is $170,200.

If you take a $500 Excess Withdrawal in the 11th Contract Year after receiving the eighth monthly GPWB Payment:

The total partial withdrawals (GPWB Payments and the Excess Withdrawal) for the Contract Year = $7,200 + $500 = $7,700. Because the total partial withdrawals are less than the $8,750 GPWB Maximum, none of the withdrawals are subject to the withdrawal charge, and the Excess Withdrawal reduces both the PB Value and Contract Value by the amount withdrawn ($500). The PB Value after the Excess Withdrawal would be $170,200 - $500 = $169,700.

If you take a $5,000 Excess Withdrawal in the 11th Contract Year after receiving the eighth monthly GPWB Payment:

The total partial withdrawals for the Contract Year = $7,200 + $5,000 = $12,200. Because the total partial withdrawals are greater than the $8,750 GPWB Maximum, some of the withdrawals are subject to the withdrawal charge. We determine which withdrawals are subject to the withdrawal charge as follows:

The GPWB Maximum………………………………………………………………………………………………...	$8,750
First eight GPWB Payments…………………………………………………………………………………………	– 4,800
Remaining GPWB Maximum………………………………………………………………………………………..	$3,950
Portion of the Excess Withdrawal that is subject to the withdrawal charge = $5,000 – $3,950 =……………	$1,050

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix C

When we compute the withdrawal charge we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis. Your initial Purchase Payment was $100,000 and the withdrawal charge period for this payment has expired. Therefore, there is no withdrawal charge on the Excess Withdrawal.

We adjust the PB Value for the Excess Withdrawal as follows:

The PB Value on the day of (but before) the partial withdrawal…………………………………………………	$170,200.00
The amount of the Excess Withdrawal that does not exceed the GPWB Maximum………………………….	– 3,950.00
Reduced proportionately by the remaining amount of the Excess Withdrawal’s percentage of Contract
Value on the day of (but before) the partial withdrawal = $1,050 / $150,000 = 0.007 x $170,200 =……	– 1,191.40
Remaining PB Value after the Excess Withdrawal………………………………………………………………..	$165,058.60
In addition, because the Excess Withdrawal exhausts the GPWB Maximum for the year, the four remaining GPWB Payments are also subject to a withdrawal charge. To avoid a withdrawal charge you could instruct us to stop GPWB Payments for the remainder of the year.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix C

APPENDIX D – DEATH BENEFIT CALCULATION EXAMPLES

•
You purchased a Contract with an initial Purchase Payment of $100,000 (not including any bonus). You are the only Owner and are age 69 or younger on the Issue Date. You make no additional Purchase Payments.

•	The MAV on the ninth Contract Anniversary is $180,000.

•
You take a partial withdrawal of $20,000 (this includes the withdrawal charge) in the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. You take no other partial withdrawals.

•	The Contract Value on the tenth Contract Anniversary is $140,000.

NOTE: We calculate the 3% AIA and MAV only for Contracts with Enhanced GMDB. The M&E charges are higher for Contracts with Enhanced GMDB than for Contracts with Traditional GMDB. If the differences in these charges were reflected above, the Contract Values would be lower for Contracts with Enhanced GMDB than for Contracts with Traditional GMDB.

If you selected Traditional GMDB:
We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1)	Contract Value………………………………………………………………………………………………………...	$140,000
2)	The Traditional GMDB value:
	Total Purchase Payments received…………………………………………………………………………………	$100,000
	Reduced proportionately by the percentage of Contract Value
	withdrawn: ($20,000 / $160,000) = 0.125 x $100,000 =…………………………………………………..	– 12,500
		$87,500
Therefore, the death benefit payable as of the tenth Contract Anniversary is the $140,000 Contract Value.

If you selected Enhanced GMDB:
We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1)	Contract Value………………………………………………………………………………………………………...		$140,000.00
2)	The 3% AIA:
	Initial Purchase Payment………….…………………………………………………………………………………		$100,000.00
	Increased by 3% on the first Contract Aniversary……………………………………………………………..		x 1.03
			$103,000.00
	Increased by 3% on the second Contract Aniversary……….………………………………………………..		x 1.03
			106,090.00
	Increased by 3% on the third Contract Aniversary……………..……………………………………………..		x 1.03
			$109,272.70
	On the ninth Contract Anniversary the 3% AIA is……………………………………………………………..		$130,477.32
	Reduced proportionately by the percentage of Contract Value withdrawn:
	($20,000 / $160,000) = 0.125 x $130,477.32 =………………………………………………………...		– 16,309.66
			$114,167.66
	Increased by 3% on the tenth Contract Anniversary…………………………………………………………..		x 1.03
			$117,592.69
	Verifying that the 3% AIA is within the maximum limit:
	1.5 times Purchase Payments: 1.5 x $100,000 =………………………………………..	$150,000
	Reduced proportionately by the percentage of Contract Value withdrawn:
	($20,000 / $160,000) = 0.125 x $150,000 =…………………………………………..	– 18,750
		$131,250

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix D

3)	The MAV:
	The MAV on the ninth Contract Anniversary……………………………………………………………………….	$180,000
	Reduced proportionately by the percentage of Contract Value withdrawn:
	($20,000 / $160,000) = 0.125 x $180,000 =………………………………………………………………..	– 22,500
		$157,500
Therefore, the death benefit payable as of the tenth Contract Anniversary is the $157,500 MAV.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix D

APPENDIX E – WITHDRAWAL CHARGE EXAMPLES

All of the following examples assume you purchased a Contract with an initial Purchase Payment of $150,000 and receive a $9,000 bonus. You make no additional Purchase Payments. The partial withdrawal privilege for each Contract Year is 10% of your total Purchase Payments (not including any bonus), less any previous withdrawals taken during the Contract Year that were not subject to a withdrawal charge. Any unused partial withdrawal privilege in one Contract Year does not carry over to the next Contract Year. This means at the beginning of each Contract Year, there would be $15,000 available under the partial withdrawal privilege.

Full withdrawal when the Contract Value has declined due to a loss in your selected Investment Options:

•	You take a full withdrawal in the third Contract Year when the Contract Value is $140,000 and the withdrawal charge is 8.5%. You have taken no other withdrawals from the Contract.

•
There are no Purchase Payments that are beyond the withdrawal charge period and the partial withdrawal privilege does not apply upon a full withdrawal. Because this is a full withdrawal, we assess the withdrawal charge against the entire Withdrawal Charge Basis.

We calculate the withdrawal charge as follows:
The Withdrawal Charge Basis is equal to total Purchase Payments (excluding any bonus), less any Purchase
Payments withdrawn (excluding any bonus and any penalty-free withdrawals) = $150,000 – $0 =..……………..	$150,000
Multiplied by the withdrawal charge………………………………………………………………………………...........	x 8.5%
$12,750
Therefore, we withdraw $140,000 from the Contract and pay you $127,250 ($140,000 less the $12,750 withdrawal charge).

Partial withdrawal under the partial withdrawal privilege followed by a full withdrawal:

•
You take a partial withdrawal of $9,000 in the second Contract Year. The total amount available under the partial withdrawal privilege at this time is $15,000. The $9,000 withdrawn is not subject to a withdrawal charge and does not reduce the Withdrawal Charge Basis.

•
You take a full withdrawal in the third Contract Year when the Contract Value is $140,000 and the withdrawal charge is 8.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, the partial withdrawal privilege does not apply and we assess the withdrawal charge against the entire Withdrawal Charge Basis.

We calculate the withdrawal charge for the full withdrawal as follows:
The Withdrawal Charge Basis is equal to total Purchase Payments (excluding any bonus), less any Purchase
Payments withdrawn (excluding any bonus and any penalty-free withdrawals) = $150,000 – $0 =..…………..…	$150,000
Multiplied by the withdrawal charge………………………………………………………………………………...........	x 8.5%
$12,750
Therefore, upon the full withdrawal, we withdraw $140,000 from the Contract and pay you $127,250 ($140,000 less the $12,750 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charge are $136,250.

Partial withdrawal in excess of the partial withdrawal privilege followed by a full withdrawal:

•
You take a partial withdrawal of $18,000 in the second Contract Year when the withdrawal charge is 8.5%. The total amount available under the partial withdrawal privilege at this time is $15,000, so $3,000 of the withdrawal is subject to a withdrawal charge and reduces the Withdrawal Charge Basis.

We calculate the withdrawal charge for the partial withdrawal as follows:
The amount you receive that is subject to a withdrawal charge………………………………………….	$3,000
Multiplied by the withdrawal charge……………………………………………………………………………...	x 8.5%
$255
Therefore, we withdraw $18,255 from the Contract and pay you $18,000.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix E

•
Continuing the example, assume you take a full withdrawal in the third Contract Year when the Contract Value is $140,000 and the withdrawal charge is 8.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, the partial withdrawal privilege does not apply and we assess the withdrawal charge against the entire Withdrawal Charge Basis.

We calculate the withdrawal charge for the full withdrawal as follows:
The Withdrawal Charge Basis is equal to total Purchase Payments (excluding any bonus) less any Purchase
Payments withdrawn (excluding any bonus and any penalty-free withdrawals) = $150,000 – $3,000 =…………	$147,000
Multiplied by the withdrawal charge……………………………………………………………………………………....	x 8.5%
$12,495
Therefore, upon the full withdrawal, we withdraw $140,000 from the Contract and pay you $127,505 ($140,000 less the $12,495 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charge are $145,505.

A series of partial withdrawals under the partial withdrawal privilege followed by a full withdrawal:

•
You take the maximum amount available under the partial withdrawal privilege each year for five years (total distributions = $75,000). The $75,000 withdrawn is not subject to a withdrawal charge and does not reduce the Withdrawal Charge Basis.

•
In the sixth Contract Year, the Contract Value is $14,000. Although the maximum available under the partial withdrawal privilege is $15,000, there is only $14,000 of Contract Value available. Assuming you withdraw the $14,000, the partial withdrawal privilege does not apply because this is a full withdrawal. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. Because this is a full withdrawal, we assess the withdrawal charge against the entire Withdrawal Charge Basis. The withdrawal charge in the sixth Contract Year is 6%.

We calculate the withdrawal charge for the full withdrawal as follows:
The Withdrawal Charge Basis is equal to total Purchase Payments (excluding any bonus) less any Purchase
Payments withdrawn (excluding any bonus and any penalty-free withdrawals) = $150,000 – $0 =………………	$150,000
Multiplied by the withdrawal charge……………………………………………………………………………………....	x 6%
$9,000
Therefore, upon the full withdrawal, we withdraw $14,000 from the Contract and pay you $5,000 ($14,000 less the $9,000 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charge are $80,000.

Alternatively, the largest available partial withdrawal at this time is $4,000, as this amount would reduce the Contract Value to the minimum required Contract Value of $10,000. If instead of a full withdrawal, you take a partial withdrawal of $4,000, it is not subject to a withdrawal charge. After four additional years, the initial Purchase Payment is beyond its withdrawal charge period and you could then withdraw all remaining Contract Value without incurring a withdrawal charge.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012
Appendix E

FOR SERVICE OR MORE INFORMATION

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission

100 F Street, NE

Washington, DC 20549

If you need customer service (such as changes in Contract information, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.), please contact our Service Center at:

Allianz Life Insurance Company of North America

P.O. Box 561

Minneapolis, MN 55440-0561

(800) 624-0197

ADDRESSES FOR MAILING CHECKS

For a check for an additional Purchase Payment by regular mail please use this address:

Allianz Life Insurance Company of North America

NW5989

P.O. Box 1450

Minneapolis, MN 55485-5989

For a check for an additional Purchase Payment by overnight, certified or registered mail please use this address:

Allianz Life Insurance Company of North America

NW5989

1350 Energy Lane, Suite 200

St. Paul, MN 55108-5254

NOTE: Checks for additional Purchase Payments you send to the wrong address are forwarded to the 1350 Energy Lane address listed above, which may delay processing.

The Allianz Rewards® Variable Annuity Contract Prospectus – April 30, 2012

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION

ALLIANZ REWARDS®

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® VARIABLE ACCOUNT B (THE SEPARATE ACCOUNT)

AND

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(ALLIANZ LIFE, WE, US, OUR)

APRIL 30, 2012

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus for the Contract, which is dated the same date as this SAI. Definitions of capitalized terms can be found in the glossary in the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract’s prospectus, call or write us at:

Allianz Life Insurance Company of North America

5701 Golden Hills Drive

Minneapolis, MN 55416

(800) 624-0197

TABLE OF CONTENTS

Allianz Life………………………………………………………………………..	2
Experts ……………………………………………………………………………	2
Legal Opinions………………………………………………………………..…	2
Distributor………………………………………………………………….……..	2
Reduction or Elimination of the Withdrawal Charge…………………………	3
Federal Tax Status…………………………………………………………….…	3
General………………………………………………………………………..	3
Diversification…………………………………………………………………	4
Owner Control………………………………………………………………..	4
Contracts Owned by Non-Individuals………………………………………	5
Income Tax Withholding………………………………………………….…	5
Required Distributions………………………………………………………	5
Qualified Contracts………………………………………………………..…	6
Annuity Provisions…………………………………………………………….…	6
Annuity Units/Calculating Variable Annuity Payments……………..……	7
Mortality and Expense Risk Guarantee………………………………….……	7
Information on May 2003 Contracts……………………………………………	7
Information on Contracts That Were Offered Before April 29, 2005………	15
Information on Original and September 2002 Contracts……………………	16
Financial Statements………………………………………………………….…	18
Appendix – Condensed Financial Information………………………….……	19

REWSAI-0412

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ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We are a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.

Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life Variable Account B as of and for the year or period ended December 31, 2011 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the consolidated financial statements and supplemental schedules of Allianz Life Insurance Company of North America as of December 31, 2011 and 2010 and for each of the years in the three-year period ended December 31, 2011, are included in Part C of the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2011 financial statements and supplemental schedules of Allianz Life Insurance Company of North America refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of accounting requirements issued by the Financial Accounting Standards Board (FASB), as of January 1, 2009. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial (previously USAllianz Investor Services, LLC)), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor. Allianz Life Financial does not sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other third-party broker/dealers registered under the Securities Exchange Act of 1934 (selling firms) for the sale of the Contracts.

We pay commissions for sales of the Contracts. Allianz Life Financial passes through most of the commissions it receives to selling firms for their sales. Allianz Life Financial received sales compensation with respect to the Contracts issued under Allianz Life Variable Account B in the following amounts during the last three calendar years:

Calendar Year	Aggregate Amount of Commissions Paid to Allianz Life Financial	Aggregate Amount of Commissions Retained by Allianz Life Financial After Payments to Selling Firms
2009	$169,464,504.26	$0
2010	$220,761,073.60	$0
2011	$264,909,554.57	$0
We may fund Allianz Life Financial’s operating and other expenses including: overhead; legal and accounting fees; registered representative training; deferred compensation and insurance benefits for registered representatives; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. We also pay for Allianz Life Financial’s operating and other expenses, including overhead, legal and accounting fees.

As described above, Allianz Life Financial sells its Contracts primarily through “wholesaling,” in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 894 retail broker/dealers to sell its contracts. As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 48 broker-dealer firms. These payments vary in amount. In 2011, the five firms receiving the largest payments, ranging from $769,664 to $4,297,627, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.

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Firm Name
LPL Financial Network
The Advisor Group Network
Wells Fargo Network
National Planning Holdings
HD Vest Investment Services

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

We may reduce or eliminate the amount of the withdrawal charge on the Contracts when Contract sales are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We determine the entitlement to a reduction of the withdrawal charge after examination of the following factors:

•	the size of the group;

•	the total amount of Purchase Payments expected to be received from the group;

•
the nature of the group for which the Contracts are purchased, and the persistency expected in that group (for example, the expectation that the Owners continue to hold the Contracts for a certain period of time);

•	the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses are reduced; and

•	any other circumstances which we believe to be relevant to determining whether reduced sales or administrative expenses may be expected.

None of these reductions are contractually guaranteed. We may eliminate the withdrawal charge when the Contracts are issued to an officer, director or employee of Allianz Life or any of its affiliates. We may reduce or eliminate the withdrawal charge when the Contract is sold by a registered representative appointed with Allianz Life to any members of his or her immediate family and the commission is waived. In no event is any reduction or elimination of the withdrawal charge permitted where the reduction or elimination is unfairly discriminatory to any person.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract’s cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates.

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For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract before the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contract, meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the Investment Options underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these regulations, an Investment Option will be deemed adequately diversified if:

•	no more than 55% of the value of the total assets of the Investment Option is represented by any one investment;

•	no more than 70% of the value of the total assets of the Investment Option is represented by any two investments;

•	no more than 80% of the value of the total assets of the Investment Option is represented by any three investments; and

•	no more than 90% of the value of the total assets of the Investment Option is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

We intend that all Investment Options underlying the Contracts be managed by the investment advisers in such a manner as to comply with these diversification requirements.

Owner Control

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account, supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Contract.

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Contracts Owned by Non-Individuals

Under Section 72(u) of the Code, the investment earnings on Purchase Payments for the Contracts are taxed currently to the Owner if the Owner is a non-individual, for example, a corporation or certain other entities. Such Contracts generally are not treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for an individual or to Contracts held by qualified retirement plans. Annuity contracts owned by corporations or similar taxable entities do not qualify for income tax deferral. Allianz will issue a 1099R annually and report any gains and/or distributions from the Contract. Additional information may be requested for these types of entities and are subject to Allianz approval, on a case-by-case basis, before issuance. Purchasers should consult a tax adviser before purchasing a Contract to be owned by a non-individual.

Income Tax Withholding

All distributions or the portion thereof which is included in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	distributions which are required minimum distributions; or

•	the portion of the distributions not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract is distributed in the event of the death of an owner. Specifically, with regard to this Contract, Section 72(s) requires that:

•
if any Owner dies on or after the Income Date, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract is distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

•	if any Owner dies before the Income Date, the entire interest in the Contract is distributed within five years after the date of such Owner’s death.

These requirements are considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If the Owner is a non-individual, then the death or change of an Annuitant is treated as the death of the Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts.

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Qualified Contracts

The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

General descriptions of the types of qualified plans with which the Contracts may be used can be found in the prospectus. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.

Qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this SAI. Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information see prospectus section 8, Taxes – Distributions – Qualified Contracts.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans. For more information see prospectus section 8, Taxes – Qualified Contracts.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

ANNUITY PROVISIONS

We base Traditional Annuity Payments upon the following:

•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Traditional Annuity Payments.

•	The Contract Value on the Income Date.

•	The Annuity Option you select.

•	The age of the Annuitant and any joint Annuitant.

•	The sex of the Annuitant and any joint Annuitant where allowed.

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We guarantee fixed Traditional Annuity Payments as to dollar amount and the amount does not vary with the investment experience of an Investment Option. If you request fixed Traditional Annuity Payments, the amount of Contract Value that you apply to fixed Traditional Annuity Payments is placed in our general account and does not participate in the investment experience of the Investment Options.

Variable payments are not predetermined as to dollar amount and vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Traditional Annuity Payments you elect to receive.

Annuity Units/Calculating Variable Annuity Payments

The first variable Traditional Annuity Payment is equal to the amount of adjusted Contract Value you are applying to variable Traditional Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.

We then purchase a fixed number of Annuity Units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Traditional Annuity Payment among the subaccounts for your selected Investment Options according to your most recent allocation instructions. We then divide the amount in each subaccount by the Annuity Unit value for each subaccount on the Income Date.

We determine the Annuity Unit value on each Business Day as follows:

•	multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

•	divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual AIR adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We allow an AIR of 5% based on your selection and applicable law.

Thereafter, the number of Annuity Units in each subaccount generally remains unchanged unless you make a transfer. However, the number of Annuity Units changes if Annuity Option 3 is in effect, one Annuitant dies, and the Owner requests Traditional Annuity Payments at 75% or 50% of the previous payment amount. All calculations appropriately reflect the payment frequency you selected.

The Traditional Annuity Payment on each subsequent payment date is equal to the sum of the Traditional Annuity Payments for each subaccount. We determine the Traditional Annuity Payment for each subaccount by multiplying the number of Annuity Units allocated to the subaccount by the Annuity Unit value for that subaccount on the payment date.

MORTALITY AND EXPENSE RISK GUARANTEE

Allianz Life guarantees that the dollar amount of each Variable Annuity Payment after the first Annuity Payment not affected by variations in mortality and expense experience.

INFORMATION ON MAY 2003 CONTRACTS

The following is a list of common abbreviations used in this section:

AIA	=	Annual Increase Amount	GPWB	=	Guaranteed Partial Withdrawal Benefit
GMDB	=	Guaranteed Minimum Death Benefit	MAV	=	Maximum Anniversary Value
GMIB	=	Guaranteed Minimum Income Benefit	PRIME	=	Protected Retirement Income Made Easy
May 2003 Contracts are no longer offered for sale, but Owners of these Contracts can still make additional Purchase Payments. Therefore, we are including information on these Contracts in this SAI. May 2003 Contracts were replaced by May 2006 Contracts (which are described in the prospectus and have been discontinued as of July 1, 2010). The primary difference between May 2003 and May 2006 Contracts is that May 2003 Contracts offered the optional Traditional PRIME Benefit and optional Enhanced PRIME Benefit.

PRIME Benefits

PRIME Benefits include a GMIB and GPWB and carry an additional M&E charge. PRIME Benefits were available for selection at Contract issue. After the Issue Date, Traditional PRIME Benefit or Enhanced PRIME Benefit cannot be added to, changed, or removed from a Contract. If your Contract includes a PRIME Benefit and you do not exercise either GMIB or GPWB, you will have incurred higher Contract expenses without receiving any advantage from PRIME Benefits.

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We designed PRIME Benefits to give you options on how to turn your accumulated retirement assets into a stream of retirement income. GMIB provides a guaranteed minimum fixed income in the form of Annuity Payments (GMIB Payments). Depending on the Annuity Option you select, GMIB can provide guaranteed lifetime income, but if the Annuitant(s) die shortly after the Income Date, the Payee may receive less than your investment in the Contract. GPWB provides a guaranteed minimum amount of income in the form of annual partial withdrawals (GPWB Payments). However, GPWB Payments are not guaranteed for life and you could outlive your payment stream. You must wait ten complete Contract Years before you can exercise GMIB or GPWB, and they can only be exercised within 30 days after a Contract Anniversary. Bonus amounts do not become part of the PB Value that is based on Contract Value until they are vested. You will not receive the benefit of the bonus on the parts of the PB Value that are based on Purchase Payments. PRIME Benefits do not create Contract Value or guarantee the performance of any Investment Option.

Payments made under PRIME Benefits are based on the PB Value. Under Traditional PRIME Benefit, the PB Value is total Purchase Payments adjusted for partial withdrawals and Partial Annuitizations. Under Enhanced PRIME Benefit, the PB Value is the: MAV; 3% AIA; or 7% AIA. The PB Value under Enhanced PRIME Benefit is never less than the PB Value under Traditional PRIME Benefit, but they may be equal. You can only access the PB Value by exercising GMIB or GPWB.

Canceling PRIME Benefits

Once you exercise a PRIME Benefit, you cannot cancel it. However, you can end GPWB by stopping GPWB Payments and instead do one of the following.

•	Take an Excess Withdrawal of the entire Contract Value, including any vested bonus, less any withdrawal charge and any deduction we make to reimburse ourselves for premium tax (available at anytime).

•
Request Traditional Annuity Payments under a Full Annuitization based on the entire Contract Value, including any vested bonus, less any deduction we make to reimburse ourselves for premium tax (available at anytime).

•	Request GMIB Payments under a Full Annuitization based on the entire remaining PB Value (only available within 30 days following a Contract Anniversary and before we make the next GPWB Payment).

If you take an Excess Withdrawal of the entire Contract Value, the Contract ends and you may receive less money than you would have received under GPWB. If you request fixed Traditional Annuity Payments or GMIB Payments, GPWB ends and we no longer assess the Separate Account annual expense on that portion of the Contract. If you request variable Traditional Annuity Payments, GPWB ends and we reduce the Separate Account annual expense to 1.70% on that portion of the Contract.

Although you can end GPWB, you cannot end GMIB. If you do stop GPWB Payments:

•	GPWB ends,

•	the Accumulation Phase of the Contract ends,

•	GMDB ends, and

•	if you request Annuity Payments, that portion of the Contract ends, as indicated in prospectus section 3, The Annuity Phase.

PB Value Under Traditional PRIME Benefit

The PB Value before the date of any Owner’s death or exercise of GPWB is equal to:

•	total Purchase Payments received (not including any bonus),

•
reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to a traditional Partial Annuitization or withdrawn (including any withdrawal charge) for each traditional annuitization or withdrawal taken, and

•	if you take a GMIB Partial Annuitization, reduced by the dollar amount applied to the GMIB Payments.

Any traditional Partial Annuitizations or withdrawals you take may reduce the PB Value by more than the amount annuitized or withdrawn. If the Contract Value at the time of annuitization or withdrawal is less than the PB Value, we deduct more than the amount annuitized or withdrawn from the PB Value.

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If you exercise GPWB, the PB Value stops increasing on the date you begin receiving GPWB Payments and decreases:

•	on a dollar for dollar basis with each GPWB Payment we make; and

•	proportionately by the percentage of any Contract Value (including any vested bonus) taken as an Excess Withdrawal (including any withdrawal charge) for each Excess Withdrawal taken.

PB Value Under Enhanced PRIME Benefit

The PB Value before the date of any Owner’s death or exercise of GPWB is equal to:

•	the AIA; or

•	the MAV.

We calculate the AIA two ways. We increase your total Purchase Payments (not including any bonus) adjusted for partial withdrawals on each Contract Anniversary by: a) 3%; and b) 7% (Not available in the state of Washington).

If the MAV is greater than both the 3% AIA and 7% AIA, the PB Value is equal to the MAV. If the 3% AIA is greater than the MAV, you can decide whether to set the PB Value equal to the 3% AIA or 7% AIA. If only the 7% AIA is greater than the MAV, you can decide whether to set the PB Value equal to the 7% AIA or MAV.

The 7% AIA may be more limited than the 3% AIA or MAV because:

•	the 7% AIA is subject to a maximum of two times Purchase Payments (not including any bonus) received in the first five Contract Years;

•	under GMIB, the guaranteed fixed payout rates for the 7% AIA are lower and there are fewer available Annuity Options; and

•     under GPWB, you can only receive GPWB Payments of up to 5% of the PB Value each year.

If you take a GMIB Partial Annuitization, the AIA and MAV decrease, but continue to be calculated. If you take a GMIB Full Annuitization or exercise GPWB, we establish a PB Value and the AIA and MAV end. After you exercise GPWB, only the PB Value remains and continues to be calculated.

Calculating the AIAs

For each AIA that was effective on the Issue Date, it is equal to the initial Purchase Payment (not including any bonus) received. For any AIA that was effective after the Issue Date, it is equal to the Contract Value (including any vested bonus) on the endorsement effective date.

On each Business Day other than a Contract Anniversary, each AIA is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments (not including any bonus) received that day,

•	reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to a traditional Partial Annuitization or withdrawn that day (including any withdrawal charge), and

•	if you take a GMIB Partial Annuitization that day based on the:

–	3% AIA, we reduce the 3% AIA by the dollar amount applied to GMIB Payments and we reduce the 7% AIA proportionately by the percentage of the 3% AIA applied to GMIB Payments.

–	7% AIA, we reduce the 7% AIA by the dollar amount applied to GMIB Payments and we reduce the 3% AIA proportionately by the percentage of the 7% AIA applied to GMIB Payments.

–	MAV, we reduce both the 3% AIA and 7% AIA proportionately by the percentage of the MAV applied to GMIB Payments.

On each Contract Anniversary before the older Owner’s 81st birthday,* each AIA is equal to its value on the immediately preceding Business Day increased by 3% for Contracts with the 3% AIA, and increased by 7% for Contracts with the 7% AIA. We then process any transactions received on that Contract Anniversary (such as additional Purchase Payments, withdrawals, and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday,* we calculate each AIA in the same way that we do on each Business Day other than a Contract Anniversary.

*	If the Contract is owned by a non-individual (for example, a qualified plan or trust), we use the Annuitant’s age.

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We limit the 3% AIA to a maximum of:

•	1.5 times total Purchase Payments received (not including any bonus),

•
reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to each traditional Partial Annuitization or withdrawal (including any withdrawal charge) for each traditional annuitization or withdrawal taken, and

•	reduced proportionately by the percentage of GMIB value applied to each GMIB Partial Annuitization.

We limit the 7% AIA to a maximum of:

•	2 times the total Purchase Payments (not including any bonus) received in the first five Contract Years,

•
reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to each traditional Partial Annuitization or withdrawal (including any withdrawal charge) for each traditional annuitization or withdrawal taken, and

•	reduced proportionately by the percentage of GMIB value applied to each GMIB Partial Annuitization.

Calculating the MAV

The MAV on the Issue Date is equal to your initial Purchase Payment (not including any bonus) received on the Issue Date.

On each Business Day other than a Contract Anniversary, the MAV is equal to:

•	its value on the immediately preceding Business Day,

•	plus any additional Purchase Payments (not including any bonus) received that day,

•	reduced proportionately by the percentage of Contract Value (including any vested bonus) applied to a traditional Partial Annuitization or withdrawn that day (including any withdrawal charge), and

•	if you take a GMIB Partial Annuitization that day based on the:

–	MAV, we reduce the MAV by the dollar amount applied to GMIB Payments, and

–	3% AIA or 7% AIA, we reduce the MAV proportionately by the percentage of the 3% AIA or 7% AIA applied to GMIB Payments.

On each Contract Anniversary before the older Owner’s 81st birthday,* the MAV is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value (including any vested bonus) that occurs on that Contract Anniversary before we process any transactions. We then process any transactions we received on that Contract Anniversary (such as additional Purchase Payments, withdrawals, and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner’s 81st birthday,* we calculate the MAV in the same way that we do on each Business Day other than a Contract Anniversary.

*	If the Contract is owned by a non-individual (for example, a qualified plan or trust), we use the Annuitant’s age.

Any traditional Partial Annuitizations or withdrawals you take may reduce the AIAs or MAV by more than the amount annuitized or withdrawn. If the Contract Value at the time of annuitization or withdrawal is less than an AIA (or MAV as appropriate), we deduct more than the amount annuitized or withdrawn from the AIA (or MAV).

If you exercise GPWB, the PB Value stops increasing on the date you begin receiving GPWB Payments and decreases:

•	on a dollar for dollar basis with each GPWB Payment we make; and

•	proportionately by the percentage of any Contract Value (including any vested bonus) taken as an Excess Withdrawal (including any withdrawal charge) for each withdrawal taken.

Using PRIME Benefits

GPWB guarantees a minimum amount of income in the form of partial withdrawals (GPWB Payments) during the Accumulation Phase. GMIB guarantees a minimum amount of fixed income in the form of Annuity Payments (GMIB Payments) during the Annuity Phase. Depending on the Annuity Option you select, GMIB can provide guaranteed lifetime income, but if the Annuitant(s) die shortly after the Income Date, the Payee may receive less than your investment in the Contract.

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You must hold your Contract for ten complete Contract Years before you can exercise GPWB or GMIB and you can only exercise GPWB or GMIB within 30 days following a Contract Anniversary. You cannot exercise GPWB or GMIB before the expiration of the ten-year waiting period.

If you exercise GPWB:

•	You can no longer make additional Purchase Payments to the Contract.
•	Partial Annuitizations are no longer available.
•	The additional M&E charge for the PRIME Benefit continues until both GPWB and GMIB end.
•	If you have Enhanced GMDB, the additional M&E charge for GMDB continues as long as the Enhanced GMDB value is greater than zero.
•
The partial withdrawal privilege is no longer available to you, however, you can still take GPWB Payments and Excess Withdrawals up to the annual GPWB Maximum without a withdrawal charge. Excess Withdrawals (including a full withdrawal of the Contract Value) are available while you are receiving GPWB Payments, however, amounts withdrawn in excess of the annual GPWB Maximum (including GPWB Payments) are subject to a withdrawal charge, as set out in prospectus section 7, Expenses – Withdrawal Charge.

•	The systematic withdrawal and minimum distribution programs are no longer available to you and if you are participating in these programs, your participation ends.
•	The Contract Value continues to fluctuate as a result of market performance, and decreases on a dollar for dollar basis with each GPWB Payment and any Excess Withdrawals.
•
The GMDB value no longer increases, each GPWB Payment reduces the GMDB value on a dollar for dollar basis and any Excess Withdrawals reduce the GMDB value proportionately by the percentage of Contract Value withdrawn.

•
The PB Value no longer increases, each GPWB Payment reduces the PB Value on a dollar for dollar basis and any Excess Withdrawals reduce the PB Value proportionately by the percentage of Contract Value withdrawn.

•	Excess Withdrawals do not affect the GPWB Payment amount or frequency, but may decrease the time over which you receive GPWB Payments.

If you exercise GMIB under a Full Annuitization:

•	The Accumulation Phase ends and the Annuity Phase begins.
•
The portion of the Contract that you apply to GMIB is no longer subject to the Separate Account annual expense, but any portion of the Contract applied to variable Traditional Annuity Payments continues to be subject to a 1.70% Separate Account annual expense.

•	If you have not exercised GPWB, it is no longer available to you, and you are no longer able to make additional Purchase Payments to the Contract.
•	If you exercised GPWB, GPWB Payments stop and GPWB ends.
•	GMDB ends.

If you exercise GMIB under a Partial Annuitization*:

•	The Annuity Phase begins and the Accumulation Phase continues.
•
The portion of the Contract that you apply to GMIB is no longer subject to the Separate Account annual expense, but any portion of the Contract in the Accumulation Phase or that has been applied to variable Traditional Annuity Payments continues to be subject to the appropriate Separate Account annual expense.

•
If any portion of the Contract is in the Accumulation Phase, you may be able to make additional Purchase Payments to the Contract, but you cannot make additional Purchase Payments to any portion of the Contract in the Annuity Phase.

•	GPWB continues to be available to you.
•	The Partial Annuitization reduces the Contract Value and GMDB value proportionately by the percentage of PB Value you apply to GMIB.
•	GMIB Payments do not affect the Contract Value available under the portion of the Contract in the Accumulation Phase.

*	Not available after you exercise GPWB, or if the PB Value is less than the Contract Value.

In addition, if you exercise GPWB after taking a GMIB Partial Annuitization, all payments (GMIB Payments and GPWB Payments) are treated as withdrawals and not annuity payments for tax purposes. However, once the entire Contract Value has been applied to Annuity Payments, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes.

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Under PRIME Benefits, the Owner controls:

•	when to exercise a benefit,
•	which benefit(s) to exercise, and
•	the amount of the GPWB Payment (subject to the GPWB Maximum) and Excess Withdrawals from the portion of the Contract that is in the Accumulation Phase.

GPWB Payments

In order to begin receiving GPWB Payments, you must submit a GPWB Payment election form to our Service Center after the expiration of the ten-year waiting period and within 30 days following a Contract Anniversary. GPWB Payments do not begin until your request has been received at our Service Center and determined to be in good order.

If you exercise GPWB, we make GPWB Payments based on the percentage of the initial PB Value you select, subject to the maximum allowable payment (GPWB Maximum). If you exercise GPWB, you can receive up to:

•	10% of the PB Value under Traditional PRIME Benefit,
•	10% of the PB Value under Enhanced PRIME Benefit, if the 3% AIA or MAV applies, or
•	5% of the PB Value under Enhanced PRIME Benefit, if the 7% AIA applies.

Once you choose the percentage of GPWB value you want to receive, you cannot change it. Therefore, under a Qualified Contract that is subject to a minimum distribution requirement, once you select your GPWB Payment percentage you cannot adjust your GPWB Payment to meet your required minimum distribution needs.

Although GPWB Payments are partial withdrawals, they are not subject to the withdrawal charge. However, withdrawal charges apply to any Excess Withdrawals you take in the first ten years after you exercise GPWB. In addition, if you take an Excess Withdrawal, the amount withdrawn reduces:

•	the Contract Value,
•	the PB Value (which determines the amount available for future GPWB Payments and/or future GMIB Payments), and
•	the GMDB value.

Excess Withdrawals do not affect the GPWB Payment amount or frequency, but may decrease the time over which you receive GPWB Payments. If you take no Excess Withdrawals while the GPWB is in effect, we pay the PB value to you:

•	within ten years, under Traditional PRIME Benefit if you take the maximum allowable payment each year.
•	within ten years, if you elect the 10% payment option under Enhanced PRIME Benefit and take the maximum allowable payment each year.
•	within 20 years, if you elect the 5% payment option under Enhanced PRIME Benefit and take the maximum allowable payment each year (assuming no step ups).

We deduct each GPWB Payment proportionately from the Investment Choices. We continue to allocate the Contract Value among the Investment Choices according to your instructions while GPWB is in effect. You can also continue to make transfers between the Investment Options (subject to certain restrictions) while GPWB is in effect.

You can continue to receive GPWB Payments until the PB Value is exhausted or GPWB ends, even if you have no remaining Contract Value. If there is Contract Value remaining after you exhaust the PB Value, you can:

•
receive a lump sum payment of the entire remaining Contract Value (including any vested bonus and less any withdrawal charges and any deduction we make for premium taxes), the Accumulation Phase and the Contract ends; or

•	request Traditional Annuity Payments under a Full Annuitization based on the entire remaining Contract Value (including any vested bonus and less any deduction we make for premium taxes).

We send you notice at least 30 days before the last GPWB Payment date to ask for your instructions. If we do not receive any instructions from you by the date we make the last GPWB Payment, we pay you the entire remaining Contract Value (less any withdrawal charges and any deductions we make for premium tax) in a lump sum, the Accumulation Phase and the Contract ends.*

*	If you took a Partial Annuitization, those portions of the Contract continue and we continue to make Annuity Payments as provided for in the selected Annuity Option.

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Taxation of GPWB Payments

GPWB Payments are considered withdrawals for tax purposes. This means that for Non-Qualified Contracts, Contract gains from the entire Contract are considered distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the entire GPWB Payment is most likely subject to ordinary income tax. In addition, GPWB Payments may be subject to premium taxes and, if any Owner is younger than age 59½, may also be subject to a 10% federal penalty tax. GPWB Payments are not subject to a withdrawal charge.

When GPWB Ends

GPWB ends upon the earliest of the following.

•	The Business Day you take an Excess Withdrawal of the entire Contract Value.
•	The Business Day that the PB Value and Contract Value are both zero.
•	The Business Day before the Income Date that you take a Full Annuitization.
•	When the Contract ends.
•	The death of any Owner (unless the deceased Owner’s spouse continues the Contract as the new Owner).

GMIB Payments

The annuity income protection provided by GMIB applies only under the following circumstances.

•	Your Income Date must be within 30 days following a Contract Anniversary, beginning with tenth Contract Anniversary.
•	GMIB Payments can only be made as fixed payments, regardless of the Annuity Option* you select.
•	Annuity Option 6* is only available if the PB Value is the MAV.
•	If the PB Value is the 7% AIA, your available Annuity Options* are restricted to Annuity Option 2 or 4.
•	We base all GMIB Payments on an interest rate of 1% per year if the PB Value is the MAV and you select Annuity Option 6, or if the PB value is the 7% AIA.

*	For more information, see prospectus section 3, The Annuity Phase – Annuity Options.

In order to begin receiving monthly GMIB Payments, you must submit an income option election form to our Service Center after the expiration of the ten-year waiting period and within 30 days following a Contract Anniversary. GMIB Payments begin after your request has been received at our Service Center and is determined to be in good order. We make GMIB Payments to you beginning on the 30th day after your Contract Anniversary. If the scheduled GMIB Payment date does not fall on a Business Day, we make payment to you on the next Business Day.

Under GMIB, you can take either a Full Annuitization, before you exercise GPWB, or you can take Partial Annuitization(s) if the PB Value is greater than the Contract Value. Any GMIB Partial Annuitization reduces the Contract Value and GMDB value proportionately by the percentage of PB Value you apply to GMIB. If you take a Partial Annuitization, you cannot:

•	transfer any amounts you allocated to GMIB Payments back to any portion of the Contract in the Accumulation Phase;
•	transfer amounts from one Annuity Payment stream to another; or
•	allocate additional PB Value (or Contract Value) to an existing stream of Annuity Payments.

If you purchased this Contract under a qualified plan that is subject to minimum distribution requirement and you do not exercise GMIB on or before the date required minimum distribution payments must begin under the qualified plan, the Owner or Beneficiary may not be able to exercise the GMIB due to the restrictions imposed by the minimum distribution requirements.

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Amount Used to Calculate GMIB Payments

GMIB guarantees that the GMIB Payments are equal to the guaranteed fixed payout rates applied to the PB Value. There may be situations where the PB Value is greater than the Contract Value, but the GMIB Payments are less than fixed Traditional Annuity Payments based on the Contract Value. This may occur because the guaranteed fixed payout rates available with GMIB may be less than the current fixed payout rates that are otherwise available under Traditional Annuity Payments. We base your Annuity Payments on whichever amount (PB Value or Contract Value) produces the greatest payment. However, if we use the Contract Value and the current fixed payout rates to calculate Traditional Annuity Payments, you will have incurred higher Contract expenses without receiving any explicit benefit from the GMIB.

While the 7% AIA may be larger than the 3% AIA and/or MAV, it may produce a lower GMIB Payment because under the 7% AIA you have fewer available Annuity Options and guaranteed fixed payout rates are lower.

If the GMIB Payment available under the 7% AIA is always less than the GMIB Payment available under the 3% AIA or MAV, we base GMIB Payments on the amount that produces the largest payment. However, it is possible that the GMIB Payments under the 7% AIA may be more or less than the GMIB Payments available under the 3% AIA and/or MAV depending on the Annuity Option you select. In these instances, we allow you to select the amount we use to calculate GMIB Payments and the Annuity Option that you feel is most appropriate.

Taxation of GMIB Payments

If you take a GMIB Partial Annuitization, GMIB Payments are considered withdrawals and not annuity payments for tax purposes. This means that for tax purposes, any Contract earnings in the entire Contract are considered to be distributed before Purchase Payments and may be subject to ordinary income tax and a 10% federal penalty tax. For Non-Qualified Contracts, gains are generally subject to ordinary income tax and Purchase Payments are not. For Qualified Contracts, the entire GMIB Payment under a Partial Annuitization is most likely subject to ordinary income taxes. For more information on Partial Annuitizations, please see prospectus section 3, The Annuity Phase – Partial Annuitization.

If you take a Full Annuitization under GMIB, GMIB Payments are considered annuity payments for tax purposes. If you take a GMIB Partial Annuitization, GMIB Payments are considered annuity payments (and not withdrawals) for tax purposes only after the Income Date on which you have applied the entire remaining Contract Value to Annuity Payments under the GMIB and/or Traditional Annuity Payments, that is, the Income Date after the Contract has been fully annuitized. For Non-Qualified Contracts that have been fully annuitized, a portion of each payment may be treated as gains that are subject to tax as ordinary income, and the remaining portion of the payment is considered to be a return of your investment and not subject to income tax. Once we have paid out all of your Purchase Payments, however, the full amount of each GMIB Payment is subject to tax as ordinary income. For Qualified Contracts, the entire GMIB Payment is most likely subject to tax as ordinary income. Once you apply the entire Contract Value to Annuity Payments, GMIB Payments generally are not subject to the 10% federal penalty tax.

When GMIB Ends

If you have not exercised GMIB, it ends upon the earliest of the following.

•	The Business Day that the PB Value and Contract Value are both zero.

•	The Business Day before the Income Date you take a Full Annuitization and request Traditional Annuity Payments.

•	When the Contract ends.

•	The death of any Owner (unless the deceased Owner’s spouse continues the Contract as the new Owner).

If you exercise GMIB, each portion of the Contract that you apply to GMIB Payments ends upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period.*

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	Under Annuity Option 6, the expiration of the specified period certain.

•	When the Contract ends.

*	If we make a lump sum payment of the remaining guaranteed GMIB Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

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Separate Account Annual Expenses for May 2003 Contracts

The Separate Account annual expenses for May 2003 Contracts without PRIME Benefits during the Accumulation Phase are the same as the expenses for May 2006 Base Contracts. The Separate Account annual expenses for May 2003 Contracts with Enhanced PRIME Benefit during the Accumulation Phase are the same as the current charges for May 2006 Contracts with PRIME Plus Benefit.

The Separate Account annual expenses for May 2003 Contracts with Traditional PRIME Benefit during the Accumulation Phase are as follows:

Separate Account Annual Expenses(1)

(as a percentage of average daily assets invested in a subaccount on an annual basis)

	May 2003 Contracts with Traditional PRIME Benefit
	M&E Charges	Admin.Charge	Total
Traditional GMDB	1.75%	0.15%	1.90%
Enhanced GMDB	2.00%	0.15%	2.15%
(1)	Some or all of the guaranteed benefits may not be available in all states; check with your Financial Professional.

The Separate Account annual expenses for May 2003 Contracts during the Annuity Phase are the same as the charges for May 2006 Contracts.

For more information on the expenses and charges of May 2006 Contracts, please see the Fee Tables in the prospectus.

INFORMATION ON CONTRACTS THAT WERE OFFERED BEFORE APRIL 29, 2005

Before April 29, 2005, we offered Contracts that allowed the Owner to take money out of the Contract (take a liquidation) during the Annuity Phase if the Owner elected to have us make variable Annuity Payments under Annuity Options 2, or 4. These liquidations were subject to an additional charge. These Contracts are no longer offered for sale.

Liquidations under Annuity Option 2 (life annuity with monthly payments over 10, 15 or 20 years guaranteed). During the lifetime of the Annuitant, and while the number of variable Traditional Annuity Payments made is less than the guaranteed number of payments elected, you may request a partial withdrawal (partial liquidation) of up to 75% of the total liquidation value, less any previously liquidated amounts. The total liquidation value is equal to the present value of the remaining guaranteed variable Traditional Annuity Payments, to the end of the guaranteed period, using the selected AIR as the interest rate for the present value calculation, less a commutation fee, or as set forth in your Contract. The minimum amount that you can liquidate is $500, or the remaining portion of the total liquidation value available (whichever is less). We subtract a commutation fee from the amount liquidated before we pay you the proceeds. We process partial liquidations within seven days after your written request is received in good order at our Service Center. After a partial liquidation, we reduce the subsequent monthly variable Traditional Annuity Payments during the remaining guaranteed period by the percentage of liquidation value withdrawn, including the commutation fee. After we have made the guaranteed number of variable Traditional Annuity Payments, we restore the number of Annuity Units used in calculating the monthly variable Traditional Annuity Payments to their original values as if no liquidations had taken place.

Liquidations under Annuity Option 4 (joint and last survivor annuity with monthly payments over 10, 15 or 20 years guaranteed). While either the Annuitant or joint Annuitant is alive and the number of variable Traditional Annuity Payments we have made is less than the guaranteed number of payments elected, you may request a partial withdrawal (partial liquidation) of up to 75% of the total liquidation value, less any previously liquidated amounts. The total liquidation value is equal to the present value of the remaining guaranteed variable Traditional Annuity Payments, to the end of the guaranteed period, using the selected AIR as the interest rate for the present value calculation, less a commutation fee, or as set forth in your Contract. The minimum amount that you can liquidate is $500, or the remaining portion of the total liquidation value available (whichever is less). We subtract a commutation fee from the amount liquidated before we pay you the proceeds. We process partial liquidations within seven days after your written request is received in good order at our Service Center. After a partial liquidation, we reduce the subsequent monthly variable Traditional Annuity Payments during the remaining guaranteed period by the percentage of liquidation value withdrawn, including the commutation fee.

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After we have made the guaranteed number of variable Traditional Annuity Payments, we restore the number of Annuity Units used in calculating the monthly variable Traditional Annuity Payments to their original values as if no liquidations had taken place.

Commutation fee/withdrawal charge for liquidations under Annuity Options 2, or 4. If you request variable Traditional Annuity Payments under Annuity Options 2 or 4 and take a liquidation, we may assess a commutation fee. The commutation fee as a percentage of the amount liquidated is equal to:

Number of Complete Years Since Income Date	Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6 years or more	1%
We assess the commutation fee to cover distribution expense and lost revenue, as well as internal costs incurred in conjunction with the liquidation. The commutation fee may not apply or may be revised in some states.

INFORMATION ON ORIGINAL AND SEPTEMBER 2002 CONTRACTS

Original Contracts were first offered in May 2000, and September 2002 Contracts were first offered at that time. Both Contracts were replaced by May 2003 Contracts. Original and September 2002 Contracts are no longer offered for sale, but Owners of these Contracts can still make additional Purchase Payments. Therefore, we are including information on these Contracts in this SAI.

Original Contracts had a minimum mortality and expense risk (M&E) charge of 1.50%, a maximum potential M&E charge of 2.40%, and allowed Owners to add, after the Issue Date, the optional Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on May 2003 Contracts.

September 2002 Contracts had a minimum M&E charge of 1.50%, a maximum potential M&E charge of 2.15%, offered an optional Enhanced GMIB, and did not include GPWBs.

The Enhanced GMIB value on September 2002 Contracts is equal to the greater of:

•	the Annual Increase Amount (AIA) before the older Owner’s 81st birthday, adjusted for subsequent partial withdrawals and subsequent Purchase Payments; or

•	the Maximum Anniversary Value (MAV) before the older Owner’s 81st birthday, adjusted for subsequent partial withdrawals and subsequent Purchase Payments.

For September 2002 Contracts, the 5% AIA on each Business Day other than a Contract Anniversary is calculated in the same way as it is under Enhanced PRIME Benefit for May 2003 Contracts. Then, on each Contract Anniversary before the older Owner’s 81st birthday it is equal to its value on the immediately preceding Business Day increased by 5%. We then process any transactions we received on that Contract Anniversary (such as additional Purchase Payments withdrawals, and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary. We limit the AIA under Enhanced GMIB for September 2002 Contracts to a maximum of two times the total Purchase Payments received (not including any bonus), reduced proportionately by the percentage of GMIB value applied to each GMIB Partial Annuitization, and reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) and/or annuitized for each withdrawal taken or traditional Partial Annuitization taken. The MAV for September 2002 Contracts is calculated in the same manner as the MAV for May 2003 Contracts. For more information, please see the discussion earlier in this SAI.

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The Traditional GMDB available under both of these older Contracts is the same as what is available under the May 2006 Contracts. The Enhanced GMDB value on Original Contracts is equal to the greater of:

•
total Purchase Payments received (not including any bonus), reduced proportionately by the percentage of the Contract Value withdrawn (including any withdrawal charge) and/or annuitized for each withdrawal taken or traditional Partial Annuitization taken, and reduced proportionately by the percentage of GMIB value applied to each GMIB Partial Annuitization; or

•	the MAV before the older Owner’s 81st birthday, adjusted for subsequent partial withdrawals and subsequent Purchase Payments (not including any bonus).

The Enhanced GMDB on September 2002 Contracts is the same as what is available under the May 2006 Contracts. However, the AIA under Enhanced GMDB on September 2002 Contracts is calculated in the same manner as it is for September 2002 Contracts with Enhanced GMIB, but there is no limit on the AIA under Enhanced GMDB for September 2002 Contracts. The MAV under Enhanced GMDB on Original and September 2002 Contracts is calculated in the same manner as it is for May 2006 Contracts. For more details on the death benefits, see prospectus section 11, Death Benefit.

Original and September 2002 Contracts did not include the Dollar Cost Averaging Fixed Option. If you purchased one of these older Contracts before June 16, 2000, you can elect to receive variable Traditional Annuity Payments under Annuity Option 6. Under these variable Traditional Annuity Payments, you can also take partial liquidations at least once each Contract Year of up to 100% of the liquidation value in the Contract. We do not assess a commutation fee on the amount liquidated. We process these liquidations within seven days after your written request is received in good order at the Service Center. After a partial liquidation, we reduce the subsequent monthly variable Traditional Annuity Payments during the remaining guarantee period by the percentage of the liquidation value you withdraw.

Original and September 2002 Contracts also provided a waiver of withdrawal charge that permits you to take money out of the Contract under certain circumstances without incurring a withdrawal charge:

•	if after the third Contract Year, any Owners become confined to a nursing home or hospital for 90 consecutive days; or

•	if after the first Contract Year, any Owners become terminally ill, which is defined as life expectancy of 12 months or less (a full withdrawal of the Contract is required).

The waiver does not apply if any of the above conditions existed on your Issue Date. If the Contract is owned by a non-individual, we base this benefit on the Annuitant.

Also, after the first Contract Year, if any Owner becomes unemployed for at least 90 consecutive days, you can take up to 50% of your Contract Value out of the Contract without incurring a withdrawal charge. This benefit is available only once during the life of the Contract. You may not use both this benefit and the partial withdrawal privilege in the same Contract Year. When the Contract is owned by a qualified plan, this waiver does not apply.

These waivers vary from state to state and may not be available in all states. Check with your Financial Professional for details on the waivers available in your state.

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The charges for older Contracts differ from the charges for May 2006 Contracts as follows:

Separate Account Annual Expenses During the Accumulation Phase

(as a percentage of average daily assets invested in a subaccount on an annual basis)

For September 2002 Contracts: *

	Charges for a Contract without GMIB			Charges for a Contract with Enhanced GMIB
	M&E Charges	Admin. Charge	Total	M&E Charges	Admin. Charge	Total
Traditional GMDB	1.50%	0.15%	1.65%	1.80%	0.15%	1.95%
Enhanced GMDB	1.80%	0.15%	1.95%	2.00%	0.15%	2.15%
For Original Contracts: *

	Charges for a Contract without a PRIME Benefit			Charges for a Contract with Traditional PRIME Benefit			Charges for a Contract with Enhanced PRIME Benefit
	M&E Charges	Admin. Charge	Total	M&E Charges	Admin. Charge	Total	M&E Charges	Admin. Charge	Total
Traditional GMDB	1.50%	0.15%	1.65%	1.70%	0.15%	1.85%	2.20%	0.15%	2.35%
Enhanced GMDB	1.70%	0.15%	1.85%	1.90%	0.15%	2.05%	2.40%	0.15%	2.55%
During the Annuity Phase, if you request variable Annuity Payments, the Separate Account annual expenses for these older Contracts is equal on an annual basis to 1.65%. This expense is equal to the lowest charge because we do not pay a death benefit separate from the benefits provided by the Annuity Option if the Annuitant dies during the Annuity Phase.

*	Some or all of the guaranteed benefits may not have been available in all states.

FINANCIAL STATEMENTS

The audited consolidated financial statements of Allianz Life as of and for the year ended December 31, 2011 are included in Part C of the Registration Statement and are incorporated herein by reference. The financial statements should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2011 are also included in Part C of the Registration Statement and are incorporated herein by reference.

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APPENDIX – CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B are included in Part C of the Registration Statement.

Accumulation Unit value (AUV) information corresponding to the highest and lowest combination of charges for May 2006 Contracts is found in Appendix A to the prospectus. AUV information listing the additional combinations of charges is found below.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Registration Statement.

Key to Benefit Option*		Separate Account Annual Expenses(1)
RWDE 1	Allianz Rewards – Original Contract with Enhanced GMDB and no PRIME Benefit	1.85%
RWDE 2	Allianz Rewards – September 2002 Contract with Enhanced GMDB and no GMIB	1.95%
RWDE 3	Allianz Rewards – September 2002 Contract with Enhanced GMDB and Enhanced GMIB	2.15%
RWDE 4	Allianz Rewards – May 2003 Contract with Enhanced GMDB and no GMIB, and May 2006 Base Contract with Enhanced GMDB	2.00%
RWDE 5	Allianz Rewards – May 2003 Contract with Enhanced GMDB and Traditional PRIME Benefit	2.15%
RWDE 7	Allianz Rewards – Original Contract with Enhanced GMDB and Traditional PRIME Benefit	2.05%
RWDE 8	Allianz Rewards – Original Contract with Enhanced GMDB and Enhanced PRIME Benefit	2.55%
RWDT 1	Allianz Rewards – Original Contract with Traditional GMDB and no PRIME Benefit, and September 2002 Contract with Traditional GMDB and no GMIB	1.65%
RWDT 2	Allianz Rewards – September 2002 Contract with Traditional GMDB and Enhanced GMIB	1.95%
RWDT 5	Allianz Rewards – May 2003 Contract with Traditional GMDB and Traditional PRIME Benefit	1.90%
RWDT 6	Allianz Rewards – May 2003 Contract with Traditional GMDB and Enhanced PRIME Benefit, and May 2006 Contract with Traditional GMDB and PRIME Plus Benefit	2.40%
RWDT 7	Allianz Rewards – Original Contract with Traditional GMDB and Traditional PRIME Benefit	1.85%
RWDT 8	Allianz Rewards – Original Contract with Traditional GMDB and Enhanced PRIME Benefit	2.35%

(1)
The Separate Account annual expenses for a May 2003 Contract with Traditional GMDB and no PRIME Benefit (1.70%) and a May 2003 Contract with Enhanced GMDB and Enhanced PRIME Benefit (2.60%) are the same as the expenses for May 2006 Contracts, therefore the AUV information is included in the prospectus.

(Number of Accumulation Units in thousands)

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Balanced Index Strategy Fund
RWDE 1  1.85%
                      12/31/2009              N/A              10.026 3
                      12/31/2010              10.026              10.876 3
                      12/31/2011              10.876              10.934 3
RWDE 2  1.95%
                      12/31/2009              N/A              10.024 1
                      12/31/2010              10.024              10.863 1
                      12/31/2011              10.863              10.910 3
RWDE 3  2.15%
                      12/31/2009              N/A              10.020 5
                      12/31/2010              10.020              10.837 11
                      12/31/2011              10.837              10.862 49
RWDE 4  2.00%
                      12/31/2009              N/A              10.023 13
                      12/31/2010              10.023              10.856 13
                      12/31/2011              10.856              10.898 33
RWDE 5  2.15%
                      12/31/2009              N/A              10.020 1
                      12/31/2010              10.020              10.837 1
                      12/31/2011              10.837              10.862 1
RWDE 7  2.05%
                      12/31/2009              N/A              10.022 0
                      12/31/2010              10.022              10.850 0
                      12/31/2011              10.850              10.886 0
RWDE 8  2.55%
                      12/31/2009              N/A              10.013 0
                      12/31/2010              10.013              10.785 0
                      12/31/2011              10.785              10.768 0
RWDT 1  1.65%
                      12/31/2009              N/A              10.030 32
                      12/31/2010              10.030              10.901 22
                      12/31/2011              10.901              10.982 16

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

19

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDT 2  1.95%
                      12/31/2009              N/A              10.024 8
                      12/31/2010              10.024              10.863 8
                      12/31/2011              10.863              10.910 38
RWDT 5  1.90%
                      12/31/2009              N/A              10.025 5
                      12/31/2010              10.025              10.869 0
                      12/31/2011              10.869              10.922 2
RWDT 6  2.40%
                      12/31/2009              N/A              10.015 83
                      12/31/2010              10.015              10.804 99
                      12/31/2011              10.804              10.803 170
RWDT 7  1.85%
                      12/31/2009              N/A              10.026 0
                      12/31/2010              10.026              10.876 0
                      12/31/2011              10.876              10.934 0
RWDT 8  2.35%
                      12/31/2009              N/A              10.016 0
                      12/31/2010              10.016              10.811 0
                      12/31/2011              10.811              10.815 0
AZL Franklin Templeton Founding Strategy Plus Fund
RWDE 1  1.85%
                      12/31/2009              N/A              10.209 0
                      12/31/2010              10.209              11.026 0
                      12/31/2011              11.026              10.626 6
RWDE 2  1.95%
                      12/31/2009              N/A              10.207 0
                      12/31/2010              10.207              11.013 0
                      12/31/2011              11.013              10.603 13
RWDE 3  2.15%
                      12/31/2009              N/A              10.203 6
                      12/31/2010              10.203              10.987 13
                      12/31/2011              10.987              10.556 91
RWDE 4  2.00%
                      12/31/2009              N/A              10.206 0
                      12/31/2010              10.206              11.006 2
                      12/31/2011              11.006              10.591 14
RWDE 5  2.15%
                      12/31/2009              N/A              10.203 7
                      12/31/2010              10.203              10.987 0
                      12/31/2011              10.987              10.556 0
RWDE 7  2.05%
                      12/31/2009              N/A              10.205 0
                      12/31/2010              10.205              11.000 0
                      12/31/2011              11.000              10.580 0
RWDE 8  2.55%
                      12/31/2009              N/A              10.195 0
                      12/31/2010              10.195              10.935 0
                      12/31/2011              10.935              10.464 0
RWDT 1  1.65%
                      12/31/2009              N/A              10.213 0
                      12/31/2010              10.213              11.052 13
                      12/31/2011              11.052              10.673 38
RWDT 2  1.95%
                      12/31/2009              N/A              10.207 0
                      12/31/2010              10.207              11.013 9
                      12/31/2011              11.013              10.603 44
RWDT 5  1.90%
                      12/31/2009              N/A              10.208 4
                      12/31/2010              10.208              11.020 0
                      12/31/2011              11.020              10.614 8
RWDT 6  2.40%
                      12/31/2009              N/A              10.198 17
                      12/31/2010              10.198              10.954 130
                      12/31/2011              10.954              10.499 274
RWDT 7  1.85%
                      12/31/2009              N/A              10.209 0
                      12/31/2010              10.209              11.026 0
                      12/31/2011              11.026              10.626 0
RWDT 8  2.35%
                      12/31/2009              N/A              10.199 0
                      12/31/2010              10.199              10.961 0
                      12/31/2011              10.961              10.510 0
AZL Fusion Balanced Fund
RWDE 1  1.85%
                      12/31/2005              N/A              10.598 3
                      12/31/2006              10.598              11.391 30
                      12/31/2007              11.391              11.976 94
                      12/31/2008              11.976              8.530 105
                      12/31/2009              8.530              10.610 85
                      12/31/2010              10.610              11.569 83
                      12/31/2011              11.569              11.255 55
RWDE 2  1.95%
                      12/31/2005              N/A              10.590 0
                      12/31/2006              10.590              11.372 0
                      12/31/2007              11.372              11.944 45
                      12/31/2008              11.944              8.499 67
                      12/31/2009              8.499              10.561 67
                      12/31/2010              10.561              11.503 88
                      12/31/2011              11.503              11.180 96
RWDE 3  2.15%
                      12/31/2005              N/A              10.576 125
                      12/31/2006              10.576              11.334 125
                      12/31/2007              11.334              11.881 179
                      12/31/2008              11.881              8.436 231
                      12/31/2009              8.436              10.462 243
                      12/31/2010              10.462              11.374 216
                      12/31/2011              11.374              11.032 195
RWDE 4  2.00%
                      12/31/2005              N/A              10.587 74
                      12/31/2006              10.587              11.362 221
                      12/31/2007              11.362              11.929 227
                      12/31/2008              11.929              8.483 233
                      12/31/2009              8.483              10.536 213
                      12/31/2010              10.536              11.471 137
                      12/31/2011              11.471              11.143 95
RWDE 5  2.15%
                      12/31/2005              N/A              10.576 0
                      12/31/2006              10.576              11.334 10
                      12/31/2007              11.334              11.881 10
                      12/31/2008              11.881              8.436 15
                      12/31/2009              8.436              10.462 13
                      12/31/2010              10.462              11.374 10
                      12/31/2011              11.374              11.032 12

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

20

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDE 7  2.05%
                      12/31/2005              N/A              10.583 0
                      12/31/2006              10.583              11.353 0
                      12/31/2007              11.353              11.913 0
                      12/31/2008              11.913              8.467 0
                      12/31/2009              8.467              10.512 0
                      12/31/2010              10.512              11.438 0
                      12/31/2011              11.438              11.106 0
RWDE 8  2.55%
                      12/31/2005              N/A              10.548 2
                      12/31/2006              10.548              11.259 2
                      12/31/2007              11.259              11.754 7
                      12/31/2008              11.754              8.313 1
                      12/31/2009              8.313              10.269 0
                      12/31/2010              10.269              11.118 0
                      12/31/2011              11.118              10.741 0
RWDT 1  1.65%
                      12/31/2005              N/A              10.612 34
                      12/31/2006              10.612              11.429 96
                      12/31/2007              11.429              12.041 187
                      12/31/2008              12.041              8.593 214
                      12/31/2009              8.593              10.710 151
                      12/31/2010              10.710              11.701 101
                      12/31/2011              11.701              11.406 94
RWDT 2  1.95%
                      12/31/2005              N/A              10.590 14
                      12/31/2006              10.590              11.372 10
                      12/31/2007              11.372              11.944 34
                      12/31/2008              11.944              8.499 81
                      12/31/2009              8.499              10.561 119
                      12/31/2010              10.561              11.503 58
                      12/31/2011              11.503              11.180 73
RWDT 5  1.90%
                      12/31/2005              N/A              10.594 32
                      12/31/2006              10.594              11.381 82
                      12/31/2007              11.381              11.960 77
                      12/31/2008              11.960              8.514 111
                      12/31/2009              8.514              10.586 112
                      12/31/2010              10.586              11.536 112
                      12/31/2011              11.536              11.217 107
RWDT 6  2.40%
                      12/31/2005              N/A              10.559 695
                      12/31/2006              10.559              11.287 1678
                      12/31/2007              11.287              11.802 2269
                      12/31/2008              11.802              8.359 2225
                      12/31/2009              8.359              10.341 2077
                      12/31/2010              10.341              11.213 1956
                      12/31/2011              11.213              10.849 1953
RWDT 7  1.85%
                      12/31/2005              N/A              10.598 0
                      12/31/2006              10.598              11.391 16
                      12/31/2007              11.391              11.976 23
                      12/31/2008              11.976              8.530 5
                      12/31/2009              8.530              10.610 4
                      12/31/2010              10.610              11.569 3
                      12/31/2011              11.569              11.255 1
RWDT 8  2.35%
                      12/31/2005              N/A              10.562 7
                      12/31/2006              10.562              11.296 7
                      12/31/2007              11.296              11.817 6
                      12/31/2008              11.817              8.374 5
                      12/31/2009              8.374              10.365 4
                      12/31/2010              10.365              11.245 3
                      12/31/2011              11.245              10.886 3
AZL Fusion Conservative Fund
RWDE 1  1.85%
                      12/31/2009              N/A              10.145 0
                      12/31/2010              10.145              11.051 21
                      12/31/2011              11.051              10.919 7
RWDE 2  1.95%
                      12/31/2009              N/A              10.143 0
                      12/31/2010              10.143              11.038 0
                      12/31/2011              11.038              10.895 0
RWDE 3  2.15%
                      12/31/2009              N/A              10.139 0
                      12/31/2010              10.139              11.012 30
                      12/31/2011              11.012              10.847 57
RWDE 4  2.00%
                      12/31/2009              N/A              10.142 0
                      12/31/2010              10.142              11.031 0
                      12/31/2011              11.031              10.883 104
RWDE 5  2.15%
                      12/31/2009              N/A              10.139 0
                      12/31/2010              10.139              11.012 0
                      12/31/2011              11.012              10.847 0
RWDE 7  2.05%
                      12/31/2009              N/A              10.141 0
                      12/31/2010              10.141              11.025 0
                      12/31/2011              11.025              10.871 0
RWDE 8  2.55%
                      12/31/2009              N/A              10.131 0
                      12/31/2010              10.131              10.959 0
                      12/31/2011              10.959              10.753 2
RWDT 1  1.65%
                      12/31/2009              N/A              10.149 0
                      12/31/2010              10.149              11.077 23
                      12/31/2011              11.077              10.967 5
RWDT 2  1.95%
                      12/31/2009              N/A              10.143 0
                      12/31/2010              10.143              11.038 41
                      12/31/2011              11.038              10.895 65
RWDT 5  1.90%
                      12/31/2009              N/A              10.144 0
                      12/31/2010              10.144              11.044 0
                      12/31/2011              11.044              10.907 11
RWDT 6  2.40%
                      12/31/2009              N/A              10.134 5
                      12/31/2010              10.134              10.979 187
                      12/31/2011              10.979              10.788 410
RWDT 7  1.85%
                      12/31/2009              N/A              10.145 0
                      12/31/2010              10.145              11.051 0
                      12/31/2011              11.051              10.919 0

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

21

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDT 8  2.35%
                      12/31/2009              N/A              10.135 0
                      12/31/2010              10.135              10.985 0
                      12/31/2011              10.985              10.800 0
AZL Fusion Moderate Fund
RWDE 1  1.85%
                      12/31/2005              N/A              10.775 54
                      12/31/2006              10.775              11.711 86
                      12/31/2007              11.711              12.248 88
                      12/31/2008              12.248              8.085 79
                      12/31/2009              8.085              10.271 112
                      12/31/2010              10.271              11.267 101
                      12/31/2011              11.267              10.747 67
RWDE 2  1.95%
                      12/31/2005              N/A              10.768 0
                      12/31/2006              10.768              11.692 0
                      12/31/2007              11.692              12.215 4
                      12/31/2008              12.215              8.055 4
                      12/31/2009              8.055              10.223 7
                      12/31/2010              10.223              11.203 7
                      12/31/2011              11.203              10.676 17
RWDE 3  2.15%
                      12/31/2005              N/A              10.754 348
                      12/31/2006              10.754              11.653 379
                      12/31/2007              11.653              12.150 614
                      12/31/2008              12.150              7.996 520
                      12/31/2009              7.996              10.128 607
                      12/31/2010              10.128              11.077 488
                      12/31/2011              11.077              10.534 402
RWDE 4  2.00%
                      12/31/2005              N/A              10.765 106
                      12/31/2006              10.765              11.682 194
                      12/31/2007              11.682              12.199 149
                      12/31/2008              12.199              8.040 145
                      12/31/2009              8.040              10.200 153
                      12/31/2010              10.200              11.172 107
                      12/31/2011              11.172              10.640 96
RWDE 5  2.15%
                      12/31/2005              N/A              10.754 0
                      12/31/2006              10.754              11.653 1
                      12/31/2007              11.653              12.150 1
                      12/31/2008              12.150              7.996 1
                      12/31/2009              7.996              10.128 2
                      12/31/2010              10.128              11.077 2
                      12/31/2011              11.077              10.534 2
RWDE 7  2.05%
                      12/31/2005              N/A              10.761 0
                      12/31/2006              10.761              11.672 0
                      12/31/2007              11.672              12.182 8
                      12/31/2008              12.182              8.025 8
                      12/31/2009              8.025              10.176 4
                      12/31/2010              10.176              11.140 4
                      12/31/2011              11.140              10.605 3
RWDE 8  2.55%
                      12/31/2005              N/A              10.725 3
                      12/31/2006              10.725              11.575 2
                      12/31/2007              11.575              12.020 12
                      12/31/2008              12.020              7.879 6
                      12/31/2009              7.879              9.941 5
                      12/31/2010              9.941              10.828 5
                      12/31/2011              10.828              10.257 4
RWDT 1  1.65%
                      12/31/2005              N/A              10.790 96
                      12/31/2006              10.790              11.751 119
                      12/31/2007              11.751              12.313 130
                      12/31/2008              12.313              8.144 134
                      12/31/2009              8.144              10.368 148
                      12/31/2010              10.368              11.396 100
                      12/31/2011              11.396              10.892 483
RWDT 2  1.95%
                      12/31/2005              N/A              10.768 131
                      12/31/2006              10.768              11.692 205
                      12/31/2007              11.692              12.215 148
                      12/31/2008              12.215              8.055 133
                      12/31/2009              8.055              10.223 115
                      12/31/2010              10.223              11.203 97
                      12/31/2011              11.203              10.676 97
RWDT 5  1.90%
                      12/31/2005              N/A              10.772 49
                      12/31/2006              10.772              11.702 128
                      12/31/2007              11.702              12.231 117
                      12/31/2008              12.231              8.070 107
                      12/31/2009              8.070              10.247 122
                      12/31/2010              10.247              11.235 131
                      12/31/2011              11.235              10.711 132
RWDT 6  2.40%
                      12/31/2005              N/A              10.736 2113
                      12/31/2006              10.736              11.604 4449
                      12/31/2007              11.604              12.069 4953
                      12/31/2008              12.069              7.923 5108
                      12/31/2009              7.923              10.011 4942
                      12/31/2010              10.011              10.921 4974
                      12/31/2011              10.921              10.360 4771
RWDT 7  1.85%
                      12/31/2005              N/A              10.775 0
                      12/31/2006              10.775              11.711 0
                      12/31/2007              11.711              12.248 0
                      12/31/2008              12.248              8.085 0
                      12/31/2009              8.085              10.271 0
                      12/31/2010              10.271              11.267 0
                      12/31/2011              11.267              10.747 0
RWDT 8  2.35%
                      12/31/2005              N/A              10.739 13
                      12/31/2006              10.739              11.614 0
                      12/31/2007              11.614              12.085 41
                      12/31/2008              12.085              7.937 39
                      12/31/2009              7.937              10.034 46
                      12/31/2010              10.034              10.952 46
                      12/31/2011              10.952              10.394 42

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

22

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Gateway Fund
RWDE 1  1.85%
                      12/31/2011              N/A              10.190 0
RWDE 2  1.95%
                      12/31/2011              N/A              10.173 0
RWDE 3  2.15%
                      12/31/2011              N/A              10.139 11
RWDE 4  2.00%
                      12/31/2011              N/A              10.165 0
RWDE 5  2.15%
                      12/31/2011              N/A              10.139 0
RWDE 7  2.05%
                      12/31/2011              N/A              10.156 0
RWDE 8  2.55%
                      12/31/2011              N/A              10.071 0
RWDT 1  1.65%
                      12/31/2011              N/A              10.224 40
RWDT 2  1.95%
                      12/31/2011              N/A              10.173 10
RWDT 5  1.90%
                      12/31/2011              N/A              10.182 0
RWDT 6  2.40%
                      12/31/2011              N/A              10.097 84
RWDT 7  1.85%
                      12/31/2011              N/A              10.190 0
RWDT 8  2.35%
                      12/31/2011              N/A              10.105 0
AZL Growth Index Strategy Fund
RWDE 1  1.85%
                      12/31/2009              N/A              10.058 9
                      12/31/2010              10.058              11.199 13
                      12/31/2011              11.199              10.995 33
RWDE 2  1.95%
                      12/31/2009              N/A              10.056 0
                      12/31/2010              10.056              11.185 0
                      12/31/2011              11.185              10.971 13
RWDE 3  2.15%
                      12/31/2009              N/A              10.052 1
                      12/31/2010              10.052              11.159 7
                      12/31/2011              11.159              10.923 263
RWDE 4  2.00%
                      12/31/2009              N/A              10.055 2
                      12/31/2010              10.055              11.179 2
                      12/31/2011              11.179              10.959 6
RWDE 5  2.15%
                      12/31/2009              N/A              10.052 0
                      12/31/2010              10.052              11.159 0
                      12/31/2011              11.159              10.923 0
RWDE 7  2.05%
                      12/31/2009              N/A              10.054 0
                      12/31/2010              10.054              11.172 0
                      12/31/2011              11.172              10.947 0
RWDE 8  2.55%
                      12/31/2009              N/A              10.045 0
                      12/31/2010              10.045              11.105 0
                      12/31/2011              11.105              10.828 21
RWDT 1  1.65%
                      12/31/2009              N/A              10.062 14
                      12/31/2010              10.062              11.225 21
                      12/31/2011              11.225              11.043 138
RWDT 2  1.95%
                      12/31/2009              N/A              10.056 3
                      12/31/2010              10.056              11.185 5
                      12/31/2011              11.185              10.971 122
RWDT 5  1.90%
                      12/31/2009              N/A              10.057 0
                      12/31/2010              10.057              11.192 0
                      12/31/2011              11.192              10.983 18
RWDT 6  2.40%
                      12/31/2009              N/A              10.047 289
                      12/31/2010              10.047              11.125 263
                      12/31/2011              11.125              10.863 677
RWDT 7  1.85%
                      12/31/2009              N/A              10.058 0
                      12/31/2010              10.058              11.199 0
                      12/31/2011              11.199              10.995 0
RWDT 8  2.35%
                      12/31/2009              N/A              10.048 0
                      12/31/2010              10.048              11.132 0
                      12/31/2011              11.132              10.875 0
AZL Invesco Equity and Income Fund
RWDE 1  1.85%
                      12/31/2004              N/A              10.777 302
                      12/31/2005              10.777              11.295 284
                      12/31/2006              11.295              12.476 261
                      12/31/2007              12.476              12.622 250
                      12/31/2008              12.622              9.426 211
                      12/31/2009              9.426              11.368 173
                      12/31/2010              11.368              12.470 152
                      12/31/2011              12.470              11.975 86
RWDE 2  1.95%
                      12/31/2004              N/A              10.770 4
                      12/31/2005              10.770              11.276 8
                      12/31/2006              11.276              12.443 9
                      12/31/2007              12.443              12.575 10
                      12/31/2008              12.575              9.382 10
                      12/31/2009              9.382              11.303 9
                      12/31/2010              11.303              12.387 8
                      12/31/2011              12.387              11.883 20
RWDE 3  2.15%
                      12/31/2004              N/A              10.756 28
                      12/31/2005              10.756              11.238 85
                      12/31/2006              11.238              12.377 127
                      12/31/2007              12.377              12.483 131
                      12/31/2008              12.483              9.295 101
                      12/31/2009              9.295              11.176 57
                      12/31/2010              11.176              12.222 57
                      12/31/2011              12.222              11.702 104

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

23

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDE 4  2.00%
                      12/31/2004              N/A              10.767 22
                      12/31/2005              10.767              11.266 31
                      12/31/2006              11.266              12.427 28
                      12/31/2007              12.427              12.552 33
                      12/31/2008              12.552              9.360 37
                      12/31/2009              9.360              11.271 33
                      12/31/2010              11.271              12.345 14
                      12/31/2011              12.345              11.838 28
RWDE 5  2.15%
                      12/31/2004              N/A              10.756 6
                      12/31/2005              10.756              11.238 8
                      12/31/2006              11.238              12.377 9
                      12/31/2007              12.377              12.483 8
                      12/31/2008              12.483              9.295 8
                      12/31/2009              9.295              11.176 7
                      12/31/2010              11.176              12.222 7
                      12/31/2011              12.222              11.702 7
RWDE 7  2.05%
                      12/31/2004              N/A              10.763 0
                      12/31/2005              10.763              11.257 0
                      12/31/2006              11.257              12.410 0
                      12/31/2007              12.410              12.529 0
                      12/31/2008              12.529              9.338 0
                      12/31/2009              9.338              11.239 0
                      12/31/2010              11.239              12.304 0
                      12/31/2011              12.304              11.792 0
RWDE 8  2.55%
                      12/31/2004              N/A              10.727 4
                      12/31/2005              10.727              11.163 1
                      12/31/2006              11.163              12.246 1
                      12/31/2007              12.246              12.301 2
                      12/31/2008              12.301              9.123 2
                      12/31/2009              9.123              10.925 2
                      12/31/2010              10.925              11.900 2
                      12/31/2011              11.900              11.349 0
RWDT 1  1.65%
                      12/31/2004              N/A              10.792 24
                      12/31/2005              10.792              11.332 51
                      12/31/2006              11.332              12.543 58
                      12/31/2007              12.543              12.715 61
                      12/31/2008              12.715              9.515 37
                      12/31/2009              9.515              11.497 32
                      12/31/2010              11.497              12.637 30
                      12/31/2011              12.637              12.160 76
RWDT 2  1.95%
                      12/31/2004              N/A              10.770 16
                      12/31/2005              10.770              11.276 21
                      12/31/2006              11.276              12.443 55
                      12/31/2007              12.443              12.575 39
                      12/31/2008              12.575              9.382 43
                      12/31/2009              9.382              11.303 42
                      12/31/2010              11.303              12.387 41
                      12/31/2011              12.387              11.883 54
RWDT 5  1.90%
                      12/31/2004              N/A              10.774 5
                      12/31/2005              10.774              11.285 13
                      12/31/2006              11.285              12.460 14
                      12/31/2007              12.460              12.599 15
                      12/31/2008              12.599              9.404 29
                      12/31/2009              9.404              11.335 19
                      12/31/2010              11.335              12.428 15
                      12/31/2011              12.428              11.929 23
RWDT 6  2.40%
                      12/31/2004              N/A              10.738 362
                      12/31/2005              10.738              11.191 750
                      12/31/2006              11.191              12.295 856
                      12/31/2007              12.295              12.369 879
                      12/31/2008              12.369              9.187 807
                      12/31/2009              9.187              11.018 703
                      12/31/2010              11.018              12.020 653
                      12/31/2011              12.020              11.480 900
RWDT 7  1.85%
                      12/31/2004              N/A              10.777 0
                      12/31/2005              10.777              11.295 0
                      12/31/2006              11.295              12.476 0
                      12/31/2007              12.476              12.622 0
                      12/31/2008              12.622              9.426 0
                      12/31/2009              9.426              11.368 0
                      12/31/2010              11.368              12.470 0
                      12/31/2011              12.470              11.975 0
RWDT 8  2.35%
                      12/31/2004              N/A              10.741 0
                      12/31/2005              10.741              11.201 0
                      12/31/2006              11.201              12.311 1
                      12/31/2007              12.311              12.392 1
                      12/31/2008              12.392              9.208 1
                      12/31/2009              9.208              11.050 0
                      12/31/2010              11.050              12.060 0
                      12/31/2011              12.060              11.524 3
AZL Money Market Fund
RWDE 1  1.85%
                      12/31/2002              10.489              10.383 941
                      12/31/2003              10.383              10.228 520
                      12/31/2004              10.228              10.108 409
                      12/31/2005              10.108              10.178 394
                      12/31/2006              10.178              10.436 425
                      12/31/2007              10.436              10.735 435
                      12/31/2008              10.735              10.796 681
                      12/31/2009              10.796              10.621 455
                      12/31/2010              10.621              10.427 359
                      12/31/2011              10.427              10.237 302
RWDE 2  1.95%
                      12/31/2002              N/A              10.353 49
                      12/31/2003              10.353              10.188 83
                      12/31/2004              10.188              10.058 77
                      12/31/2005              10.058              10.118 56
                      12/31/2006              10.118              10.364 193
                      12/31/2007              10.364              10.651 73
                      12/31/2008              10.651              10.700 99
                      12/31/2009              10.700              10.516 94
                      12/31/2010              10.516              10.314 68
                      12/31/2011              10.314              10.115 33

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

24

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDE 3  2.15%
                      12/31/2002              N/A              10.293 653
                      12/31/2003              10.293              10.108 698
                      12/31/2004              10.108              9.960 542
                      12/31/2005              9.960              9.999 651
                      12/31/2006              9.999              10.222 578
                      12/31/2007              10.222              10.483 754
                      12/31/2008              10.483              10.510 1182
                      12/31/2009              10.510              10.309 767
                      12/31/2010              10.309              10.091 482
                      12/31/2011              10.091              9.877 441
RWDE 4  2.00%
                      12/31/2003              N/A              10.168 29
                      12/31/2004              10.168              10.033 81
                      12/31/2005              10.033              10.088 106
                      12/31/2006              10.088              10.328 119
                      12/31/2007              10.328              10.609 119
                      12/31/2008              10.609              10.652 718
                      12/31/2009              10.652              10.464 216
                      12/31/2010              10.464              10.258 211
                      12/31/2011              10.258              10.055 162
RWDE 5  2.15%
                      12/31/2003              N/A              10.108 26
                      12/31/2004              10.108              9.960 2
                      12/31/2005              9.960              9.999 19
                      12/31/2006              9.999              10.222 13
                      12/31/2007              10.222              10.483 16
                      12/31/2008              10.483              10.510 32
                      12/31/2009              10.510              10.309 27
                      12/31/2010              10.309              10.091 20
                      12/31/2011              10.091              9.877 15
RWDE 7  2.05%
                      12/31/2003              N/A              10.148 0
                      12/31/2004              10.148              10.009 2
                      12/31/2005              10.009              10.058 2
                      12/31/2006              10.058              10.292 0
                      12/31/2007              10.292              10.567 0
                      12/31/2008              10.567              10.605 1
                      12/31/2009              10.605              10.412 6
                      12/31/2010              10.412              10.202 2
                      12/31/2011              10.202              9.995 2
RWDE 8  2.55%
                      12/31/2003              N/A              9.951 30
                      12/31/2004              9.951              9.765 23
                      12/31/2005              9.765              9.765 8
                      12/31/2006              9.765              9.943 1
                      12/31/2007              9.943              10.156 1
                      12/31/2008              10.156              10.142 8
                      12/31/2009              10.142              9.908 6
                      12/31/2010              9.908              9.659 7
                      12/31/2011              9.659              9.417 6
RWDT 1  1.65%
                      12/31/2002              10.529              10.444 1571
                      12/31/2003              10.444              10.308 819
                      12/31/2004              10.308              10.208 597
                      12/31/2005              10.208              10.299 511
                      12/31/2006              10.299              10.581 517
                      12/31/2007              10.581              10.907 728
                      12/31/2008              10.907              10.990 857
                      12/31/2009              10.990              10.834 677
                      12/31/2010              10.834              10.657 413
                      12/31/2011              10.657              10.484 474
RWDT 2  1.95%
                      12/31/2002              N/A              10.353 119
                      12/31/2003              10.353              10.188 264
                      12/31/2004              10.188              10.058 186
                      12/31/2005              10.058              10.118 263
                      12/31/2006              10.118              10.364 249
                      12/31/2007              10.364              10.651 411
                      12/31/2008              10.651              10.700 469
                      12/31/2009              10.700              10.516 347
                      12/31/2010              10.516              10.314 441
                      12/31/2011              10.314              10.115 409
RWDT 5  1.90%
                      12/31/2003              N/A              10.208 70
                      12/31/2004              10.208              10.083 95
                      12/31/2005              10.083              10.148 146
                      12/31/2006              10.148              10.400 114
                      12/31/2007              10.400              10.693 111
                      12/31/2008              10.693              10.748 224
                      12/31/2009              10.748              10.568 135
                      12/31/2010              10.568              10.370 94
                      12/31/2011              10.370              10.176 78
RWDT 6  2.40%
                      12/31/2003              N/A              10.010 679
                      12/31/2004              10.010              9.838 1199
                      12/31/2005              9.838              9.852 1627
                      12/31/2006              9.852              10.046 2644
                      12/31/2007              10.046              10.278 3544
                      12/31/2008              10.278              10.279 6812
                      12/31/2009              10.279              10.057 5567
                      12/31/2010              10.057              9.819 4675
                      12/31/2011              9.819              9.587 4556
RWDT 7  1.85%
                      12/31/2003              N/A              10.228 0
                      12/31/2004              10.228              10.108 2
                      12/31/2005              10.108              10.178 8
                      12/31/2006              10.178              10.436 1
                      12/31/2007              10.436              10.735 4
                      12/31/2008              10.735              10.796 2
                      12/31/2009              10.796              10.621 2
                      12/31/2010              10.621              10.427 3
                      12/31/2011              10.427              10.237 2

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

25

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDT 8  2.35%
                      12/31/2003              N/A              10.030 24
                      12/31/2004              10.030              9.862 27
                      12/31/2005              9.862              9.881 57
                      12/31/2006              9.881              10.081 44
                      12/31/2007              10.081              10.318 37
                      12/31/2008              10.318              10.325 47
                      12/31/2009              10.325              10.107 14
                      12/31/2010              10.107              9.873 27
                      12/31/2011              9.873              9.644 25
BlackRock Global Allocation V.I. Fund
RWDE 1  1.85%
                      12/31/2008              N/A              7.895 11
                      12/31/2009              7.895              9.372 28
                      12/31/2010              9.372              10.098 30
                      12/31/2011              10.098              9.553 21
RWDE 2  1.95%
                      12/31/2008              N/A              7.890 2
                      12/31/2009              7.890              9.356 7
                      12/31/2010              9.356              10.071 10
                      12/31/2011              10.071              9.518 9
RWDE 3  2.15%
                      12/31/2008              N/A              7.880 60
                      12/31/2009              7.880              9.325 412
                      12/31/2010              9.325              10.018 448
                      12/31/2011              10.018              9.448 543
RWDE 4  2.00%
                      12/31/2008              N/A              7.888 12
                      12/31/2009              7.888              9.349 23
                      12/31/2010              9.349              10.058 39
                      12/31/2011              10.058              9.500 51
RWDE 5  2.15%
                      12/31/2008              N/A              7.880 4
                      12/31/2009              7.880              9.325 14
                      12/31/2010              9.325              10.018 6
                      12/31/2011              10.018              9.448 20
RWDE 7  2.05%
                      12/31/2008              N/A              7.885 0
                      12/31/2009              7.885              9.341 0
                      12/31/2010              9.341              10.044 0
                      12/31/2011              10.044              9.483 1
RWDE 8  2.55%
                      12/31/2008              N/A              7.858 8
                      12/31/2009              7.858              9.263 31
                      12/31/2010              9.263              9.911 27
                      12/31/2011              9.911              9.310 29
RWDT 1  1.65%
                      12/31/2008              N/A              7.906 61
                      12/31/2009              7.906              9.403 291
                      12/31/2010              9.403              10.152 106
                      12/31/2011              10.152              9.623 107
RWDT 2  1.95%
                      12/31/2008              N/A              7.890 109
                      12/31/2009              7.890              9.356 188
                      12/31/2010              9.356              10.071 158
                      12/31/2011              10.071              9.518 195
RWDT 5  1.90%
                      12/31/2008              N/A              7.893 2
                      12/31/2009              7.893              9.364 13
                      12/31/2010              9.364              10.085 7
                      12/31/2011              10.085              9.535 62
RWDT 6  2.40%
                      12/31/2008              N/A              7.866 480
                      12/31/2009              7.866              9.286 778
                      12/31/2010              9.286              9.951 1058
                      12/31/2011              9.951              9.362 1561
RWDT 7  1.85%
                      12/31/2008              N/A              7.895 12
                      12/31/2009              7.895              9.372 10
                      12/31/2010              9.372              10.098 8
                      12/31/2011              10.098              9.553 7
RWDT 8  2.35%
                      12/31/2008              N/A              7.869 7
                      12/31/2009              7.869              9.294 76
                      12/31/2010              9.294              9.964 15
                      12/31/2011              9.964              9.379 30
Fidelity VIP FundsManager 50% Portfolio
RWDE 1  1.85%
                      12/31/2011              N/A              10.506 0
RWDE 2  1.95%
                      12/31/2011              N/A              10.446 0
RWDE 3  2.15%
                      12/31/2011              N/A              10.327 7
RWDE 4  2.00%
                      12/31/2011              N/A              10.416 1
RWDE 5  2.15%
                      12/31/2011              N/A              10.327 1
RWDE 7  2.05%
                      12/31/2011              N/A              10.387 0
RWDE 8  2.55%
                      12/31/2011              N/A              10.094 2
RWDT 1  1.65%
                      12/31/2011              N/A              10.627 0
RWDT 2  1.95%
                      12/31/2011              N/A              10.446 0
RWDT 5  1.90%
                      12/31/2011              N/A              10.476 0
RWDT 6  2.40%
                      12/31/2011              N/A              10.181 28
RWDT 7  1.85%
                      12/31/2011              N/A              10.506 0
RWDT 8  2.35%
                      12/31/2011              N/A              10.210 0
Fidelity VIP FundsManager 60% Portfolio
RWDE 1  1.85%
                      12/31/2011              N/A              9.502 5
RWDE 2  1.95%
                      12/31/2011              N/A              9.461 0
RWDE 3  2.15%
                      12/31/2011              N/A              9.379 48
RWDE 4  2.00%
                      12/31/2011              N/A              9.440 0
RWDE 5  2.15%
                      12/31/2011              N/A              9.379 1

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

26

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDE 7  2.05%
                      12/31/2011              N/A              9.420 0
RWDE 8  2.55%
                      12/31/2011              N/A              9.217 0
RWDT 1  1.65%
                      12/31/2011              N/A              9.586 0
RWDT 2  1.95%
                      12/31/2011              N/A              9.461 0
RWDT 5  1.90%
                      12/31/2011              N/A              9.482 0
RWDT 6  2.40%
                      12/31/2011              N/A              9.277 31
RWDT 7  1.85%
                      12/31/2011              N/A              9.502 0
RWDT 8  2.35%
                      12/31/2011              N/A              9.297 0
Franklin High Income Securities Fund
RWDE 1  1.85%
                      12/31/2002              17.308              15.299                 32
                      12/31/2003              15.299              19.701 112
                      12/31/2004              19.701              21.249 50
                      12/31/2005              21.249              21.552 44
                      12/31/2006              21.552              23.139 40
                      12/31/2007              23.139              23.329 25
                      12/31/2008              23.329              17.547 22
                      12/31/2009              17.547              24.580 52
                      12/31/2010              24.580              27.328 49
                      12/31/2011              27.328              28.052 39
RWDE 2  1.95%
                      12/31/2002              N/A              15.090 3
                      12/31/2003              15.090              19.412 25
                      12/31/2004              19.412              20.916 18
                      12/31/2005              20.916              21.193 17
                      12/31/2006              21.193              22.731 15
                      12/31/2007              22.731              22.895 11
                      12/31/2008              22.895              17.203 9
                      12/31/2009              17.203              24.074 20
                      12/31/2010              24.074              26.739 16
                      12/31/2011              26.739              27.420 19
RWDE 3  2.15%
                      12/31/2002              N/A              14.680 18
                      12/31/2003              14.680              18.847 203
                      12/31/2004              18.847              20.266 183
                      12/31/2005              20.266              20.494 168
                      12/31/2006              20.494              21.937 186
                      12/31/2007              21.937              22.051 94
                      12/31/2008              22.051              16.536 69
                      12/31/2009              16.536              23.094 76
                      12/31/2010              23.094              25.599 80
                      12/31/2011              25.599              26.199 86
RWDE 4  2.00%
                      12/31/2003              N/A              19.270 11
                      12/31/2004              19.270              20.752 35
                      12/31/2005              20.752              21.016 30
                      12/31/2006              21.016              22.530 32
                      12/31/2007              22.530              22.681 31
                      12/31/2008              22.681              17.034 14
                      12/31/2009              17.034              23.825 29
                      12/31/2010              23.825              26.449 34
                      12/31/2011              26.449              27.109 32
RWDE 5  2.15%
                      12/31/2003              N/A              18.847 1
                      12/31/2004              18.847              20.266 5
                      12/31/2005              20.266              20.494 8
                      12/31/2006              20.494              21.937 5
                      12/31/2007              21.937              22.051 6
                      12/31/2008              22.051              16.536 5
                      12/31/2009              16.536              23.094 6
                      12/31/2010              23.094              25.599 5
                      12/31/2011              25.599              26.199 8
RWDE 7  2.05%
                      12/31/2003              N/A              19.128 0
                      12/31/2004              19.128              20.589 1
                      12/31/2005              20.589              20.841 1
                      12/31/2006              20.841              22.331 1
                      12/31/2007              22.331              22.469 1
                      12/31/2008              22.469              16.866 1
                      12/31/2009              16.866              23.579 1
                      12/31/2010              23.579              26.163 0
                      12/31/2011              26.163              26.802 0
RWDE 8  2.55%
                      12/31/2003              N/A              17.765 1
                      12/31/2004              17.765              19.027 1
                      12/31/2005              19.027              19.164 1
                      12/31/2006              19.164              20.432 4
                      12/31/2007              20.432              20.455 4
                      12/31/2008              20.455              15.278 3
                      12/31/2009              15.278              21.252 0
                      12/31/2010              21.252              23.463 0
                      12/31/2011              23.463              23.917 0
RWDT 1  1.65%
                      12/31/2002              17.756              15.726 41
                      12/31/2003              15.726              20.292 182
                      12/31/2004              20.292              21.930 75
                      12/31/2005              21.930              22.287 71
                      12/31/2006              22.287              23.976 67
                      12/31/2007              23.976              24.222 43
                      12/31/2008              24.222              18.255 35
                      12/31/2009              18.255              25.623 64
                      12/31/2010              25.623              28.545 57
                      12/31/2011              28.545              29.359 55
RWDT 2  1.95%
                      12/31/2002              N/A              15.090 9
                      12/31/2003              15.090              19.412 65
                      12/31/2004              19.412              20.916 48
                      12/31/2005              20.916              21.193 32
                      12/31/2006              21.193              22.731 31
                      12/31/2007              22.731              22.895 31
                      12/31/2008              22.895              17.203 27
                      12/31/2009              17.203              24.074 26
                      12/31/2010              24.074              26.739 50
                      12/31/2011              26.739              27.420 25

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

27

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDT 5  1.90%
                      12/31/2003              N/A              19.556 9
                      12/31/2004              19.556              21.082 28
                      12/31/2005              21.082              21.372 35
                      12/31/2006              21.372              22.934 32
                      12/31/2007              22.934              23.111 29
                      12/31/2008              23.111              17.374 25
                      12/31/2009              17.374              24.325 23
                      12/31/2010              24.325              27.032 18
                      12/31/2011              27.032              27.734 17
RWDT 6  2.40%
                      12/31/2003              N/A              18.164 125
                      12/31/2004              18.164              19.482 457
                      12/31/2005              19.482              19.652 366
                      12/31/2006              19.652              20.984 459
                      12/31/2007              20.984              21.040 450
                      12/31/2008              21.040              15.738 415
                      12/31/2009              15.738              21.925 550
                      12/31/2010              21.925              24.242 498
                      12/31/2011              24.242              24.748 460
RWDT 7  1.85%
                      12/31/2003              N/A              19.701 1
                      12/31/2004              19.701              21.249 0
                      12/31/2005              21.249              21.552 0
                      12/31/2006              21.552              23.139 0
                      12/31/2007              23.139              23.329 0
                      12/31/2008              23.329              17.547 0
                      12/31/2009              17.547              24.580 0
                      12/31/2010              24.580              27.328 0
                      12/31/2011              27.328              28.052 0
RWDT 8  2.35%
                      12/31/2003              N/A              18.298 2
                      12/31/2004              18.298              19.637 1
                      12/31/2005              19.637              19.818 1
                      12/31/2006              19.818              21.171 1
                      12/31/2007              21.171              21.238 3
                      12/31/2008              21.238              15.894 3
                      12/31/2009              15.894              22.154 3
                      12/31/2010              22.154              24.508 3
                      12/31/2011              24.508              25.032 3
Franklin Income Securities Fund
RWDE 1  1.85%
                      12/31/2002              26.801              26.149 46
                      12/31/2003              26.149              33.812 63
                      12/31/2004              33.812              37.789 79
                      12/31/2005              37.789              37.693 85
                      12/31/2006              37.693              43.754 110
                      12/31/2007              43.754              44.561 105
                      12/31/2008              44.561              30.770 89
                      12/31/2009              30.770              40.957 81
                      12/31/2010              40.957              45.302 69
                      12/31/2011              45.302              45.534 59
RWDE 2  1.95%
                      12/31/2002              N/A              25.792 4
                      12/31/2003              25.792              33.316 23
                      12/31/2004              33.316              37.197 34
                      12/31/2005              37.197              37.066 30
                      12/31/2006              37.066              42.983 25
                      12/31/2007              42.983              43.732 23
                      12/31/2008              43.732              30.167 15
                      12/31/2009              30.167              40.115 14
                      12/31/2010              40.115              44.325 15
                      12/31/2011              44.325              44.508 10
RWDE 3  2.15%
                      12/31/2002              N/A              25.091 22
                      12/31/2003              25.091              32.346 126
                      12/31/2004              32.346              36.042 148
                      12/31/2005              36.042              35.843 145
                      12/31/2006              35.843              41.482 177
                      12/31/2007              41.482              42.120 165
                      12/31/2008              42.120              28.997 123
                      12/31/2009              28.997              38.482 121
                      12/31/2010              38.482              42.436 106
                      12/31/2011              42.436              42.526 98
RWDE 4  2.00%
                      12/31/2003              N/A              33.071 6
                      12/31/2004              33.071              36.905 32
                      12/31/2005              36.905              36.757 43
                      12/31/2006              36.757              42.603 68
                      12/31/2007              42.603              43.323 83
                      12/31/2008              43.323              29.870 51
                      12/31/2009              29.870              39.700 48
                      12/31/2010              39.700              43.845 44
                      12/31/2011              43.845              44.004 39
RWDE 5  2.15%
                      12/31/2003              N/A              32.346 0
                      12/31/2004              32.346              36.042 3
                      12/31/2005              36.042              35.843 4
                      12/31/2006              35.843              41.482 7
                      12/31/2007              41.482              42.120 5
                      12/31/2008              42.120              28.997 5
                      12/31/2009              28.997              38.482 5
                      12/31/2010              38.482              42.436 5
                      12/31/2011              42.436              42.526 9
RWDE 7  2.05%
                      12/31/2003              N/A              32.827 0
                      12/31/2004              32.827              36.615 1
                      12/31/2005              36.615              36.450 1
                      12/31/2006              36.450              42.226 1
                      12/31/2007              42.226              42.918 1
                      12/31/2008              42.918              29.576 0
                      12/31/2009              29.576              39.290 1
                      12/31/2010              39.290              43.370 1
                      12/31/2011              43.370              43.506 1

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

28

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDE 8  2.55%
                      12/31/2003              N/A              30.489 6
                      12/31/2004              30.489              33.837 7
                      12/31/2005              33.837              33.517 8
                      12/31/2006              33.517              38.635 9
                      12/31/2007              38.635              39.071 10
                      12/31/2008              39.071              26.791 8
                      12/31/2009              26.791              35.412 6
                      12/31/2010              35.412              38.895 7
                      12/31/2011              38.895              38.822 6
RWDT 1  1.65%
                      12/31/2002              27.495              26.880 73
                      12/31/2003              26.880              34.826 87
                      12/31/2004              34.826              39.001 115
                      12/31/2005              39.001              38.980 131
                      12/31/2006              38.980              45.337 153
                      12/31/2007              45.337              46.266 162
                      12/31/2008              46.266              32.012 97
                      12/31/2009              32.012              42.696 108
                      12/31/2010              42.696              47.319 92
                      12/31/2011              47.319              47.656 82
RWDT 2  1.95%
                      12/31/2002              N/A              25.792 19
                      12/31/2003              25.792              33.316 94
                      12/31/2004              33.316              37.197 69
                      12/31/2005              37.197              37.066 71
                      12/31/2006              37.066              42.983 87
                      12/31/2007              42.983              43.732 93
                      12/31/2008              43.732              30.167 70
                      12/31/2009              30.167              40.115 74
                      12/31/2010              40.115              44.325 72
                      12/31/2011              44.325              44.508 70
RWDT 5  1.90%
                      12/31/2003              N/A              33.563 0
                      12/31/2004              33.563              37.492 13
                      12/31/2005              37.492              37.378 30
                      12/31/2006              37.378              43.367 47
                      12/31/2007              43.367              44.144 44
                      12/31/2008              44.144              30.467 35
                      12/31/2009              30.467              40.534 35
                      12/31/2010              40.534              44.811 35
                      12/31/2011              44.811              45.018 31
RWDT 6  2.40%
                      12/31/2003              N/A              31.173 9
                      12/31/2004              31.173              34.648 239
                      12/31/2005              34.648              34.371 537
                      12/31/2006              34.371              39.679 816
                      12/31/2007              39.679              40.188 947
                      12/31/2008              40.188              27.597 877
                      12/31/2009              27.597              36.533 838
                      12/31/2010              36.533              40.187 814
                      12/31/2011              40.187              40.171 783
RWDT 7  1.85%
                      12/31/2003              N/A              33.812 0
                      12/31/2004              33.812              37.789 1
                      12/31/2005              37.789              37.693 1
                      12/31/2006              37.693              43.754 1
                      12/31/2007              43.754              44.561 1
                      12/31/2008              44.561              30.770 1
                      12/31/2009              30.770              40.957 1
                      12/31/2010              40.957              45.302 1
                      12/31/2011              45.302              45.534 1
RWDT 8  2.35%
                      12/31/2003              N/A              31.404 3
                      12/31/2004              31.404              34.922 3
                      12/31/2005              34.922              34.660 3
                      12/31/2006              34.660              40.033 3
                      12/31/2007              40.033              40.567 2
                      12/31/2008              40.567              27.872 2
                      12/31/2009              27.872              36.915 2
                      12/31/2010              36.915              40.627 2
                      12/31/2011              40.627              40.632 1
Franklin U.S. Government Fund
RWDE 1  1.85%
                      12/31/2002              21.804              23.496 385
                      12/31/2003              23.496              23.576 351
                      12/31/2004              23.576              23.947 264
                      12/31/2005              23.947              24.074 163
                      12/31/2006              24.074              24.584 122
                      12/31/2007              24.584              25.725 106
                      12/31/2008              25.725              27.168 96
                      12/31/2009              27.168              27.496 80
                      12/31/2010              27.496              28.418 64
                      12/31/2011              28.418              29.483 56
RWDE 2  1.95%
                      12/31/2002              N/A              21.640 46
                      12/31/2003              21.640              21.692 74
                      12/31/2004              21.692              22.011 52
                      12/31/2005              22.011              22.106 45
                      12/31/2006              22.106              22.551 39
                      12/31/2007              22.551              23.574 37
                      12/31/2008              23.574              24.872 46
                      12/31/2009              24.872              25.146 30
                      12/31/2010              25.146              25.964 25
                      12/31/2011              25.964              26.910 27
RWDE 3  2.15%
                      12/31/2002              N/A              21.052 218
                      12/31/2003              21.052              21.060 602
                      12/31/2004              21.060              21.327 525
                      12/31/2005              21.327              21.377 454
                      12/31/2006              21.377              21.763 399
                      12/31/2007              21.763              22.705 364
                      12/31/2008              22.705              23.907 437
                      12/31/2009              23.907              24.123 441
                      12/31/2010              24.123              24.857 367
                      12/31/2011              24.857              25.711 282

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

29

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDE 4  2.00%
                      12/31/2003              N/A              21.532 20
                      12/31/2004              21.532              21.838 54
                      12/31/2005              21.838              21.921 75
                      12/31/2006              21.921              22.351 70
                      12/31/2007              22.351              23.354 67
                      12/31/2008              23.354              24.627 71
                      12/31/2009              24.627              24.886 70
                      12/31/2010              24.886              25.682 79
                      12/31/2011              25.682              26.605 69
RWDE 5  2.15%
                      12/31/2003              N/A              21.060 1
                      12/31/2004              21.060              21.327 6
                      12/31/2005              21.327              21.377 12
                      12/31/2006              21.377              21.763 12
                      12/31/2007              21.763              22.705 11
                      12/31/2008              22.705              23.907 10
                      12/31/2009              23.907              24.123 8
                      12/31/2010              24.123              24.857 8
                      12/31/2011              24.857              25.711 8
RWDE 7  2.05%
                      12/31/2003              N/A              21.374 10
                      12/31/2004              21.374              21.666 9
                      12/31/2005              21.666              21.738 4
                      12/31/2006              21.738              22.154 3
                      12/31/2007              22.154              23.136 4
                      12/31/2008              23.136              24.385 11
                      12/31/2009              24.385              24.629 7
                      12/31/2010              24.629              25.404 4
                      12/31/2011              25.404              26.304 2
RWDE 8  2.55%
                      12/31/2003              N/A              19.851 7
                      12/31/2004              19.851              20.023 9
                      12/31/2005              20.023              19.989 9
                      12/31/2006              19.989              20.270 5
                      12/31/2007              20.270              21.062 5
                      12/31/2008              21.062              22.088 5
                      12/31/2009              22.088              22.198 5
                      12/31/2010              22.198              22.783 5
                      12/31/2011              22.783              23.472 4
RWDT 1  1.65%
                      12/31/2002              21.935              23.684 652
                      12/31/2003              23.684              23.813 446
                      12/31/2004              23.813              24.236 379
                      12/31/2005              24.236              24.413 306
                      12/31/2006              24.413              24.979 259
                      12/31/2007              24.979              26.192 223
                      12/31/2008              26.192              27.717 252
                      12/31/2009              27.717              28.107 196
                      12/31/2010              28.107              29.108 177
                      12/31/2011              29.108              30.259 131
RWDT 2  1.95%
                      12/31/2002              N/A              21.640 77
                      12/31/2003              21.640              21.692 297
                      12/31/2004              21.692              22.011 249
                      12/31/2005              22.011              22.106 209
                      12/31/2006              22.106              22.551 190
                      12/31/2007              22.551              23.574 176
                      12/31/2008              23.574              24.872 188
                      12/31/2009              24.872              25.146 163
                      12/31/2010              25.146              25.964 121
                      12/31/2011              25.964              26.910 116
RWDT 5  1.90%
                      12/31/2003              N/A              21.917 7
                      12/31/2004              21.917              22.251 14
                      12/31/2005              22.251              22.358 21
                      12/31/2006              22.358              22.819 26
                      12/31/2007              22.819              23.866 27
                      12/31/2008              23.866              25.193 40
                      12/31/2009              25.193              25.484 31
                      12/31/2010              25.484              26.325 30
                      12/31/2011              26.325              27.298 30
RWDT 6  2.40%
                      12/31/2003              N/A              20.296 146
                      12/31/2004              20.296              20.502 497
                      12/31/2005              20.502              20.498 696
                      12/31/2006              20.498              20.817 692
                      12/31/2007              20.817              21.664 681
                      12/31/2008              21.664              22.753 1185
                      12/31/2009              22.753              22.901 819
                      12/31/2010              22.901              23.539 735
                      12/31/2011              23.539              24.288 801
RWDT 7  1.85%
                      12/31/2003              N/A              22.015 1
                      12/31/2004              22.015              22.361 6
                      12/31/2005              22.361              22.480 6
                      12/31/2006              22.480              22.955 0
                      12/31/2007              22.955              24.021 0
                      12/31/2008              24.021              25.369 0
                      12/31/2009              25.369              25.675 0
                      12/31/2010              25.675              26.535 0
                      12/31/2011              26.535              27.530 0
RWDT 8  2.35%
                      12/31/2003              N/A              20.447 11
                      12/31/2004              20.447              20.665 17
                      12/31/2005              20.665              20.671 17
                      12/31/2006              20.671              21.003 16
                      12/31/2007              21.003              21.868 17
                      12/31/2008              21.868              22.980 21
                      12/31/2009              22.980              23.140 19
                      12/31/2010              23.140              23.797 21
                      12/31/2011              23.797              24.566 12

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

30

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
PIMCO VIT All Asset Portfolio
RWDE 1  1.85%
                      12/31/2004              N/A              11.842 43
                      12/31/2005              11.842              12.350 54
                      12/31/2006              12.350              12.689 54
                      12/31/2007              12.689              13.492 36
                      12/31/2008              13.492              11.146 26
                      12/31/2009              11.146              13.302 29
                      12/31/2010              13.302              14.768 19
                      12/31/2011              14.768              14.781 20
RWDE 2  1.95%
                      12/31/2004              N/A              11.834 1
                      12/31/2005              11.834              12.329 10
                      12/31/2006              12.329              12.655 10
                      12/31/2007              12.655              13.443 7
                      12/31/2008              13.443              11.094 7
                      12/31/2009              11.094              13.227 5
                      12/31/2010              13.227              14.669 4
                      12/31/2011              14.669              14.668 5
RWDE 3  2.15%
                      12/31/2004              N/A              11.818 116
                      12/31/2005              11.818              12.288 172
                      12/31/2006              12.288              12.588 151
                      12/31/2007              12.588              13.344 95
                      12/31/2008              13.344              10.991 93
                      12/31/2009              10.991              13.078 100
                      12/31/2010              13.078              14.475 122
                      12/31/2011              14.475              14.445 157
RWDE 4  2.00%
                      12/31/2004              N/A              11.830 9
                      12/31/2005              11.830              12.319 19
                      12/31/2006              12.319              12.638 13
                      12/31/2007              12.638              13.418 12
                      12/31/2008              13.418              11.068 21
                      12/31/2009              11.068              13.189 9
                      12/31/2010              13.189              14.621 30
                      12/31/2011              14.621              14.612 29
RWDE 5  2.15%
                      12/31/2004              N/A              11.818 6
                      12/31/2005              11.818              12.288 4
                      12/31/2006              12.288              12.588 4
                      12/31/2007              12.588              13.344 4
                      12/31/2008              13.344              10.991 9
                      12/31/2009              10.991              13.078 4
                      12/31/2010              13.078              14.475 4
                      12/31/2011              14.475              14.445 10
RWDE 7  2.05%
                      12/31/2004              N/A              11.826 5
                      12/31/2005              11.826              12.309 6
                      12/31/2006              12.309              12.621 3
                      12/31/2007              12.621              13.393 2
                      12/31/2008              13.393              11.042 0
                      12/31/2009              11.042              13.152 0
                      12/31/2010              13.152              14.572 0
                      12/31/2011              14.572              14.556 0
RWDE 8  2.55%
                      12/31/2004              N/A              11.787 5
                      12/31/2005              11.787              12.206 8
                      12/31/2006              12.206              12.454 4
                      12/31/2007              12.454              13.150 4
                      12/31/2008              13.150              10.787 2
                      12/31/2009              10.787              12.784 2
                      12/31/2010              12.784              14.094 0
                      12/31/2011              14.094              14.008 0
RWDT 1  1.65%
                      12/31/2004              N/A              11.858 69
                      12/31/2005              11.858              12.391 125
                      12/31/2006              12.391              12.757 106
                      12/31/2007              12.757              13.592 96
                      12/31/2008              13.592              11.251 160
                      12/31/2009              11.251              13.454 91
                      12/31/2010              13.454              14.966 98
                      12/31/2011              14.966              15.010 140
RWDT 2  1.95%
                      12/31/2004              N/A              11.834 59
                      12/31/2005              11.834              12.329 61
                      12/31/2006              12.329              12.655 27
                      12/31/2007              12.655              13.443 15
                      12/31/2008              13.443              11.094 18
                      12/31/2009              11.094              13.227 28
                      12/31/2010              13.227              14.669 35
                      12/31/2011              14.669              14.668 40
RWDT 5  1.90%
                      12/31/2004              N/A              11.838 6
                      12/31/2005              11.838              12.339 16
                      12/31/2006              12.339              12.672 15
                      12/31/2007              12.672              13.467 14
                      12/31/2008              13.467              11.120 24
                      12/31/2009              11.120              13.264 15
                      12/31/2010              13.264              14.719 14
                      12/31/2011              14.719              14.725 16
RWDT 6  2.40%
                      12/31/2004              N/A              11.798 328
                      12/31/2005              11.798              12.237 967
                      12/31/2006              12.237              12.504 846
                      12/31/2007              12.504              13.222 631
                      12/31/2008              13.222              10.863 699
                      12/31/2009              10.863              12.893 678
                      12/31/2010              12.893              14.235 885
                      12/31/2011              14.235              14.170 931
RWDT 7  1.85%
                      12/31/2004              N/A              11.842 1
                      12/31/2005              11.842              12.350 1
                      12/31/2006              12.350              12.689 0
                      12/31/2007              12.689              13.492 0
                      12/31/2008              13.492              11.146 0
                      12/31/2009              11.146              13.302 0
                      12/31/2010              13.302              14.768 0
                      12/31/2011              14.768              14.781 0

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

31

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDT 8  2.35%
                      12/31/2004              N/A              11.802 14
                      12/31/2005              11.802              12.247 4
                      12/31/2006              12.247              12.521 4
                      12/31/2007              12.521              13.247 3
                      12/31/2008              13.247              10.888 3
                      12/31/2009              10.888              12.930 2
                      12/31/2010              12.930              14.283 2
                      12/31/2011              14.283              14.225 0
PIMCO VIT Emerging Markets Bond Portfolio
RWDE 1  1.85%
                      12/31/2005              N/A              10.895 0
                      12/31/2006              10.895              11.687 3
                      12/31/2007              11.687              12.140 12
                      12/31/2008              12.140              10.178 9
                      12/31/2009              10.178              13.047 19
                      12/31/2010              13.047              14.366 24
                      12/31/2011              14.366              14.997 18
RWDE 2  1.95%
                      12/31/2005              N/A              10.887 0
                      12/31/2006              10.887              11.668 0
                      12/31/2007              11.668              12.108 2
                      12/31/2008              12.108              10.140 3
                      12/31/2009              10.140              12.986 3
                      12/31/2010              12.986              14.285 6
                      12/31/2011              14.285              14.897 10
RWDE 3  2.15%
                      12/31/2005              N/A              10.873 23
                      12/31/2006              10.873              11.629 31
                      12/31/2007              11.629              12.043 29
                      12/31/2008              12.043              10.066 23
                      12/31/2009              10.066              12.865 42
                      12/31/2010              12.865              14.124 45
                      12/31/2011              14.124              14.699 47
RWDE 4  2.00%
                      12/31/2005              N/A              10.884 0
                      12/31/2006              10.884              11.658 2
                      12/31/2007              11.658              12.091 2
                      12/31/2008              12.091              10.122 3
                      12/31/2009              10.122              12.956 12
                      12/31/2010              12.956              14.245 21
                      12/31/2011              14.245              14.847 21
RWDE 5  2.15%
                      12/31/2005              N/A              10.873 1
                      12/31/2006              10.873              11.629 2
                      12/31/2007              11.629              12.043 2
                      12/31/2008              12.043              10.066 2
                      12/31/2009              10.066              12.865 2
                      12/31/2010              12.865              14.124 11
                      12/31/2011              14.124              14.699 2
RWDE 7  2.05%
                      12/31/2005              N/A              10.880 0
                      12/31/2006              10.880              11.649 0
                      12/31/2007              11.649              12.075 0
                      12/31/2008              12.075              10.103 0
                      12/31/2009              10.103              12.925 0
                      12/31/2010              12.925              14.204 0
                      12/31/2011              14.204              14.798 0
RWDE 8  2.55%
                      12/31/2005              N/A              10.843 3
                      12/31/2006              10.843              11.552 2
                      12/31/2007              11.552              11.915 2
                      12/31/2008              11.915              9.919 0
                      12/31/2009              9.919              12.627 0
                      12/31/2010              12.627              13.807 2
                      12/31/2011              13.807              14.312 1
RWDT 1  1.65%
                      12/31/2005              N/A              10.909 4
                      12/31/2006              10.909              11.727 10
                      12/31/2007              11.727              12.205 11
                      12/31/2008              12.205              10.253 16
                      12/31/2009              10.253              13.170 30
                      12/31/2010              13.170              14.530 62
                      12/31/2011              14.530              15.198 46
RWDT 2  1.95%
                      12/31/2005              N/A              10.887 4
                      12/31/2006              10.887              11.668 8
                      12/31/2007              11.668              12.108 17
                      12/31/2008              12.108              10.140 17
                      12/31/2009              10.140              12.986 20
                      12/31/2010              12.986              14.285 33
                      12/31/2011              14.285              14.897 33
RWDT 5  1.90%
                      12/31/2005              N/A              10.891 3
                      12/31/2006              10.891              11.678 7
                      12/31/2007              11.678              12.124 7
                      12/31/2008              12.124              10.159 7
                      12/31/2009              10.159              13.016 6
                      12/31/2010              13.016              14.326 10
                      12/31/2011              14.326              14.947 9
RWDT 6  2.40%
                      12/31/2005              N/A              10.854 115
                      12/31/2006              10.854              11.581 234
                      12/31/2007              11.581              11.963 303
                      12/31/2008              11.963              9.974 294
                      12/31/2009              9.974              12.716 425
                      12/31/2010              12.716              13.925 505
                      12/31/2011              13.925              14.456 554
RWDT 7  1.85%
                      12/31/2005              N/A              10.895 0
                      12/31/2006              10.895              11.687 0
                      12/31/2007              11.687              12.140 0
                      12/31/2008              12.140              10.178 1
                      12/31/2009              10.178              13.047 1
                      12/31/2010              13.047              14.366 0
                      12/31/2011              14.366              14.997 0
RWDT 8  2.35%
                      12/31/2005              N/A              10.858 1
                      12/31/2006              10.858              11.590 0
                      12/31/2007              11.590              11.979 0
                      12/31/2008              11.979              9.992 0
                      12/31/2009              9.992              12.745 1
                      12/31/2010              12.745              13.964 1
                      12/31/2011              13.964              14.504 3

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

32

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
PIMCO VIT Global Advantage Strategy Bond Portfolio
RWDE 1  1.85%
                      12/31/2011              N/A              9.784 2
RWDE 2  1.95%
                      12/31/2011              N/A              9.778 0
RWDE 3  2.15%
                      12/31/2011              N/A              9.765 0
RWDE 4  2.00%
                      12/31/2011              N/A              9.774 0
RWDE 5  2.15%
                      12/31/2011              N/A              9.765 0
RWDE 7  2.05%
                      12/31/2011              N/A              9.771 0
RWDE 8  2.55%
                      12/31/2011              N/A              9.738 0
RWDT 1  1.65%
                      12/31/2011              N/A              9.797 0
RWDT 2  1.95%
                      12/31/2011              N/A              9.778 2
RWDT 5  1.90%
                      12/31/2011              N/A              9.781 0
RWDT 6  2.40%
                      12/31/2011              N/A              9.748 21
RWDT 7  1.85%
                      12/31/2011              N/A              9.784 0
RWDT 8  2.35%
                      12/31/2011              N/A              9.752 0
PIMCO VIT Global Bond Portfolio (Unhedged)
RWDE 1  1.85%
                      12/31/2005              N/A              9.321 0
                      12/31/2006              9.321              9.576 3
                      12/31/2007              9.576              10.315 7
                      12/31/2008              10.315              10.040 14
                      12/31/2009              10.040              11.518 16
                      12/31/2010              11.518              12.626 14
                      12/31/2011              12.626              13.334 10
RWDE 2  1.95%
                      12/31/2005              N/A              9.314 0
                      12/31/2006              9.314              9.560 0
                      12/31/2007              9.560              10.288 1
                      12/31/2008              10.288              10.003 2
                      12/31/2009              10.003              11.465 2
                      12/31/2010              11.465              12.554 2
                      12/31/2011              12.554              13.245 3
RWDE 3  2.15%
                      12/31/2005              N/A              9.302 32
                      12/31/2006              9.302              9.528 36
                      12/31/2007              9.528              10.233 26
                      12/31/2008              10.233              9.930 78
                      12/31/2009              9.930              11.358 85
                      12/31/2010              11.358              12.412 69
                      12/31/2011              12.412              13.069 79
RWDE 4  2.00%
                      12/31/2005              N/A              9.311 5
                      12/31/2006              9.311              9.552 6
                      12/31/2007              9.552              10.274 13
                      12/31/2008              10.274              9.985 22
                      12/31/2009              9.985              11.438 18
                      12/31/2010              11.438              12.519 20
                      12/31/2011              12.519              13.201 26
RWDE 5  2.15%
                      12/31/2005              N/A              9.302 9
                      12/31/2006              9.302              9.528 13
                      12/31/2007              9.528              10.233 13
                      12/31/2008              10.233              9.930 18
                      12/31/2009              9.930              11.358 17
                      12/31/2010              11.358              12.412 11
                      12/31/2011              12.412              13.069 10
RWDE 7  2.05%
                      12/31/2005              N/A              9.308 0
                      12/31/2006              9.308              9.544 0
                      12/31/2007              9.544              10.260 2
                      12/31/2008              10.260              9.967 2
                      12/31/2009              9.967              11.411 2
                      12/31/2010              11.411              12.483 2
                      12/31/2011              12.483              13.157 2
RWDE 8  2.55%
                      12/31/2005              N/A              9.277 0
                      12/31/2006              9.277              9.465 0
                      12/31/2007              9.465              10.124 0
                      12/31/2008              10.124              9.785 1
                      12/31/2009              9.785              11.147 1
                      12/31/2010              11.147              12.134 1
                      12/31/2011              12.134              12.725 0
RWDT 1  1.65%
                      12/31/2005              N/A              9.333 8
                      12/31/2006              9.333              9.608 54
                      12/31/2007              9.608              10.371 112
                      12/31/2008              10.371              10.114 136
                      12/31/2009              10.114              11.627 113
                      12/31/2010              11.627              12.770 100
                      12/31/2011              12.770              13.513 25
RWDT 2  1.95%
                      12/31/2005              N/A              9.314 2
                      12/31/2006              9.314              9.560 12
                      12/31/2007              9.560              10.288 17
                      12/31/2008              10.288              10.003 48
                      12/31/2009              10.003              11.465 34
                      12/31/2010              11.465              12.554 30
                      12/31/2011              12.554              13.245 35
RWDT 5  1.90%
                      12/31/2005              N/A              9.318 5
                      12/31/2006              9.318              9.568 15
                      12/31/2007              9.568              10.302 17
                      12/31/2008              10.302              10.022 23
                      12/31/2009              10.022              11.492 24
                      12/31/2010              11.492              12.590 20
                      12/31/2011              12.590              13.289 19

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

33

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDT 6  2.40%
                      12/31/2005              N/A              9.286 54
                      12/31/2006              9.286              9.488 137
                      12/31/2007              9.488              10.165 490
                      12/31/2008              10.165              9.839 620
                      12/31/2009              9.839              11.226 516
                      12/31/2010              11.226              12.237 520
                      12/31/2011              12.237              12.853 623
RWDT 7  1.85%
                      12/31/2005              N/A              9.321 0
                      12/31/2006              9.321              9.576 0
                      12/31/2007              9.576              10.315 0
                      12/31/2008              10.315              10.040 0
                      12/31/2009              10.040              11.518 0
                      12/31/2010              11.518              12.626 0
                      12/31/2011              12.626              13.334 0
RWDT 8  2.35%
                      12/31/2005              N/A              9.289 0
                      12/31/2006              9.289              9.496 0
                      12/31/2007              9.496              10.178 0
                      12/31/2008              10.178              9.857 0
                      12/31/2009              9.857              11.252 0
                      12/31/2010              11.252              12.272 0
                      12/31/2011              12.272              12.896 0
PIMCO VIT Global Multi-Asset Portfolio
RWDE 1  1.85%
                      12/31/2009              N/A              10.002 0
                      12/31/2010              10.002              10.934 2
                      12/31/2011              10.934              10.547 7
RWDE 2  1.95%
                      12/31/2009              N/A              10.000 0
                      12/31/2010              10.000              10.921 0
                      12/31/2011              10.921              10.524 6
RWDE 3  2.15%
                      12/31/2009              N/A              9.996 19
                      12/31/2010              9.996              10.895 117
                      12/31/2011              10.895              10.478 97
RWDE 4  2.00%
                      12/31/2009              N/A              9.999 0
                      12/31/2010              9.999              10.914 1
                      12/31/2011              10.914              10.513 3
RWDE 5  2.15%
                      12/31/2009              N/A              9.996 0
                      12/31/2010              9.996              10.895 0
                      12/31/2011              10.895              10.478 0
RWDE 7  2.05%
                      12/31/2009              N/A              9.998 0
                      12/31/2010              9.998              10.908 0
                      12/31/2011              10.908              10.501 0
RWDE 8  2.55%
                      12/31/2009              N/A              9.989 0
                      12/31/2010              9.989              10.843 0
                      12/31/2011              10.843              10.387 25
RWDT 1  1.65%
                      12/31/2009              N/A              10.006 0
                      12/31/2010              10.006              10.960 17
                      12/31/2011              10.960              10.594 1
RWDT 2  1.95%
                      12/31/2009              N/A              10.000 0
                      12/31/2010              10.000              10.921 19
                      12/31/2011              10.921              10.524 50
RWDT 5  1.90%
                      12/31/2009              N/A              10.001 0
                      12/31/2010              10.001              10.927 0
                      12/31/2011              10.927              10.536 3
RWDT 6  2.40%
                      12/31/2009              N/A              9.991 10
                      12/31/2010              9.991              10.862 168
                      12/31/2011              10.862              10.421 260
RWDT 7  1.85%
                      12/31/2009              N/A              10.002 0
                      12/31/2010              10.002              10.934 0
                      12/31/2011              10.934              10.547 0
RWDT 8  2.35%
                      12/31/2009              N/A              9.992 0
                      12/31/2010              9.992              10.869 0
                      12/31/2011              10.869              10.433 0
PIMCO VIT High Yield Portfolio
RWDE 1  1.85%
                      12/31/2002              9.498              9.211 110
                      12/31/2003              9.211              11.113 134
                      12/31/2004              11.113              11.952 119
                      12/31/2005              11.952              12.218 112
                      12/31/2006              12.218              13.087 97
                      12/31/2007              13.087              13.297 71
                      12/31/2008              13.297              9.980 56
                      12/31/2009              9.980              13.758 66
                      12/31/2010              13.758              15.465 54
                      12/31/2011              15.465              15.692 39
RWDE 2  1.95%
                      12/31/2002              N/A              9.184 9
                      12/31/2003              9.184              11.070 57
                      12/31/2004              11.070              11.894 52
                      12/31/2005              11.894              12.146 57
                      12/31/2006              12.146              12.997 45
                      12/31/2007              12.997              13.192 41
                      12/31/2008              13.192              9.891 35
                      12/31/2009              9.891              13.622 34
                      12/31/2010              13.622              15.296 33
                      12/31/2011              15.296              15.506 25
RWDE 3  2.15%
                      12/31/2002              N/A              9.131 71
                      12/31/2003              9.131              10.984 493
                      12/31/2004              10.984              11.777 462
                      12/31/2005              11.777              12.003 403
                      12/31/2006              12.003              12.818 341
                      12/31/2007              12.818              12.984 275
                      12/31/2008              12.984              9.716 231
                      12/31/2009              9.716              13.354 229
                      12/31/2010              13.354              14.966 253
                      12/31/2011              14.966              15.141 195

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

34

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDE 4  2.00%
                      12/31/2003              N/A              11.048 23
                      12/31/2004              11.048              11.865 78
                      12/31/2005              11.865              12.110 116
                      12/31/2006              12.110              12.952 117
                      12/31/2007              12.952              13.140 63
                      12/31/2008              13.140              9.847 53
                      12/31/2009              9.847              13.555 60
                      12/31/2010              13.555              15.213 70
                      12/31/2011              15.213              15.414 51
RWDE 5  2.15%
                      12/31/2003              N/A              10.984 0
                      12/31/2004              10.984              11.777 15
                      12/31/2005              11.777              12.003 20
                      12/31/2006              12.003              12.818 20
                      12/31/2007              12.818              12.984 19
                      12/31/2008              12.984              9.716 16
                      12/31/2009              9.716              13.354 18
                      12/31/2010              13.354              14.966 15
                      12/31/2011              14.966              15.141 14
RWDE 7  2.05%
                      12/31/2003              N/A              11.027 0
                      12/31/2004              11.027              11.835 0
                      12/31/2005              11.835              12.074 1
                      12/31/2006              12.074              12.907 1
                      12/31/2007              12.907              13.088 0
                      12/31/2008              13.088              9.803 0
                      12/31/2009              9.803              13.487 0
                      12/31/2010              13.487              15.130 0
                      12/31/2011              15.130              15.322 0
RWDE 8  2.55%
                      12/31/2003              N/A              10.813 13
                      12/31/2004              10.813              11.548 14
                      12/31/2005              11.548              11.722 14
                      12/31/2006              11.722              12.468 9
                      12/31/2007              12.468              12.579 6
                      12/31/2008              12.579              9.375 6
                      12/31/2009              9.375              12.835 6
                      12/31/2010              12.835              14.326 6
                      12/31/2011              14.326              14.436 6
RWDT 1  1.65%
                      12/31/2002              9.535              9.265 186
                      12/31/2003              9.265              11.201 420
                      12/31/2004              11.201              12.071 346
                      12/31/2005              12.071              12.363 291
                      12/31/2006              12.363              13.269 289
                      12/31/2007              13.269              13.509 173
                      12/31/2008              13.509              10.159 148
                      12/31/2009              10.159              14.034 182
                      12/31/2010              14.034              15.806 164
                      12/31/2011              15.806              16.071 116
RWDT 2  1.95%
                      12/31/2002              N/A              9.184 91
                      12/31/2003              9.184              11.070 222
                      12/31/2004              11.070              11.894 218
                      12/31/2005              11.894              12.146 178
                      12/31/2006              12.146              12.997 146
                      12/31/2007              12.997              13.192 116
                      12/31/2008              13.192              9.891 116
                      12/31/2009              9.891              13.622 111
                      12/31/2010              13.622              15.296 127
                      12/31/2011              15.296              15.506 154
RWDT 5  1.90%
                      12/31/2003              N/A              11.092 10
                      12/31/2004              11.092              11.923 41
                      12/31/2005              11.923              12.182 57
                      12/31/2006              12.182              13.042 52
                      12/31/2007              13.042              13.244 39
                      12/31/2008              13.244              9.935 37
                      12/31/2009              9.935              13.690 41
                      12/31/2010              13.690              15.380 33
                      12/31/2011              15.380              15.599 24
RWDT 6  2.40%
                      12/31/2003              N/A              10.876 253
                      12/31/2004              10.876              11.633 653
                      12/31/2005              11.633              11.827 930
                      12/31/2006              11.827              12.598 1047
                      12/31/2007              12.598              12.730 902
                      12/31/2008              12.730              9.502 935
                      12/31/2009              9.502              13.027 1193
                      12/31/2010              13.027              14.563 1256
                      12/31/2011              14.563              14.696 1286
RWDT 7  1.85%
                      12/31/2003              N/A              11.113 9
                      12/31/2004              11.113              11.952 5
                      12/31/2005              11.952              12.218 3
                      12/31/2006              12.218              13.087 0
                      12/31/2007              13.087              13.297 0
                      12/31/2008              13.297              9.980 0
                      12/31/2009              9.980              13.758 0
                      12/31/2010              13.758              15.465 0
                      12/31/2011              15.465              15.692 0
RWDT 8  2.35%
                      12/31/2003              N/A              10.898 8
                      12/31/2004              10.898              11.662 13
                      12/31/2005              11.662              11.862 12
                      12/31/2006              11.862              12.642 10
                      12/31/2007              12.642              12.780 9
                      12/31/2008              12.780              9.544 6
                      12/31/2009              9.544              13.092 4
                      12/31/2010              13.092              14.642 4
                      12/31/2011              14.642              14.784 2

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

35

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
PIMCO VIT Real Return Portfolio
RWDE 1  1.85%
                      12/31/2003              N/A              10.484 33
                      12/31/2004              10.484              11.210 54
                      12/31/2005              11.210              11.236 101
                      12/31/2006              11.236              11.109 90
                      12/31/2007              11.109              12.068 97
                      12/31/2008              12.068              11.010 89
                      12/31/2009              11.010              12.796 91
                      12/31/2010              12.796              13.581 57
                      12/31/2011              13.581              14.890 40
RWDE 2  1.95%
                      12/31/2003              N/A              10.477 7
                      12/31/2004              10.477              11.191 10
                      12/31/2005              11.191              11.206 11
                      12/31/2006              11.206              11.068 12
                      12/31/2007              11.068              12.011 13
                      12/31/2008              12.011              10.948 7
                      12/31/2009              10.948              12.711 10
                      12/31/2010              12.711              13.477 8
                      12/31/2011              13.477              14.761 13
RWDE 3  2.15%
                      12/31/2003              N/A              10.463 117
                      12/31/2004              10.463              11.153 152
                      12/31/2005              11.153              11.146 128
                      12/31/2006              11.146              10.987 92
                      12/31/2007              10.987              11.900 91
                      12/31/2008              11.900              10.824 140
                      12/31/2009              10.824              12.543 178
                      12/31/2010              12.543              13.271 175
                      12/31/2011              13.271              14.507 249
RWDE 4  2.00%
                      12/31/2003              N/A              10.474 59
                      12/31/2004              10.474              11.182 102
                      12/31/2005              11.182              11.191 76
                      12/31/2006              11.191              11.048 93
                      12/31/2007              11.048              11.983 97
                      12/31/2008              11.983              10.917 121
                      12/31/2009              10.917              12.669 133
                      12/31/2010              12.669              13.425 137
                      12/31/2011              13.425              14.697 142
RWDE 5  2.15%
                      12/31/2003              N/A              10.463 2
                      12/31/2004              10.463              11.153 11
                      12/31/2005              11.153              11.146 15
                      12/31/2006              11.146              10.987 18
                      12/31/2007              10.987              11.900 14
                      12/31/2008              11.900              10.824 14
                      12/31/2009              10.824              12.543 16
                      12/31/2010              12.543              13.271 15
                      12/31/2011              13.271              14.507 24
RWDE 7  2.05%
                      12/31/2003              N/A              10.470 0
                      12/31/2004              10.470              11.172 3
                      12/31/2005              11.172              11.176 2
                      12/31/2006              11.176              11.028 2
                      12/31/2007              11.028              11.955 3
                      12/31/2008              11.955              10.886 5
                      12/31/2009              10.886              12.627 10
                      12/31/2010              12.627              13.374 8
                      12/31/2011              13.374              14.633 2
RWDE 8  2.55%
                      12/31/2003              N/A              10.435 9
                      12/31/2004              10.435              11.079 9
                      12/31/2005              11.079              11.027 7
                      12/31/2006              11.027              10.827 5
                      12/31/2007              10.827              11.679 1
                      12/31/2008              11.679              10.581 1
                      12/31/2009              10.581              12.212 3
                      12/31/2010              12.212              12.870 3
                      12/31/2011              12.870              14.012 3
RWDT 1  1.65%
                      12/31/2003              N/A              10.499 84
                      12/31/2004              10.499              11.247 201
                      12/31/2005              11.247              11.296 215
                      12/31/2006              11.296              11.191 164
                      12/31/2007              11.191              12.181 157
                      12/31/2008              12.181              11.136 152
                      12/31/2009              11.136              12.968 146
                      12/31/2010              12.968              13.791 144
                      12/31/2011              13.791              15.150 135
RWDT 2  1.95%
                      12/31/2003              N/A              10.477 41
                      12/31/2004              10.477              11.191 87
                      12/31/2005              11.191              11.206 80
                      12/31/2006              11.206              11.068 61
                      12/31/2007              11.068              12.011 54
                      12/31/2008              12.011              10.948 51
                      12/31/2009              10.948              12.711 120
                      12/31/2010              12.711              13.477 115
                      12/31/2011              13.477              14.761 113
RWDT 5  1.90%
                      12/31/2003              N/A              10.481 24
                      12/31/2004              10.481              11.200 61
                      12/31/2005              11.200              11.221 88
                      12/31/2006              11.221              11.089 85
                      12/31/2007              11.089              12.039 76
                      12/31/2008              12.039              10.979 74
                      12/31/2009              10.979              12.754 72
                      12/31/2010              12.754              13.529 59
                      12/31/2011              13.529              14.825 80

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

36

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDT 6  2.40%
                      12/31/2003              N/A              10.446 264
                      12/31/2004              10.446              11.107 1108
                      12/31/2005              11.107              11.072 1570
                      12/31/2006              11.072              10.887 1490
                      12/31/2007              10.887              11.761 1655
                      12/31/2008              11.761              10.672 1545
                      12/31/2009              10.672              12.335 1526
                      12/31/2010              12.335              13.019 1503
                      12/31/2011              13.019              14.196 1667
RWDT 7  1.85%
                      12/31/2003              N/A              10.484 0
                      12/31/2004              10.484              11.210 0
                      12/31/2005              11.210              11.236 0
                      12/31/2006              11.236              11.109 0
                      12/31/2007              11.109              12.068 0
                      12/31/2008              12.068              11.010 0
                      12/31/2009              11.010              12.796 0
                      12/31/2010              12.796              13.581 0
                      12/31/2011              13.581              14.890 0
RWDT 8  2.35%
                      12/31/2003              N/A              10.449 3
                      12/31/2004              10.449              11.116 25
                      12/31/2005              11.116              11.086 24
                      12/31/2006              11.086              10.907 20
                      12/31/2007              10.907              11.789 16
                      12/31/2008              11.789              10.702 15
                      12/31/2009              10.702              12.376 15
                      12/31/2010              12.376              13.069 6
                      12/31/2011              13.069              14.257 6
PIMCO VIT Total Return Portfolio
RWDE 1  1.85%
                      12/31/2002              11.314              12.115 906
                      12/31/2003              12.115              12.493 754
                      12/31/2004              12.493              12.863 554
                      12/31/2005              12.863              12.938 503
                      12/31/2006              12.938              13.190 415
                      12/31/2007              13.190              14.081 374
                      12/31/2008              14.081              14.486 303
                      12/31/2009              14.486              16.222 297
                      12/31/2010              16.222              17.217 248
                      12/31/2011              17.217              17.513 181
RWDE 2  1.95%
                      12/31/2002              N/A              12.079 77
                      12/31/2003              12.079              12.444 165
                      12/31/2004              12.444              12.800 140
                      12/31/2005              12.800              12.861 131
                      12/31/2006              12.861              13.099 115
                      12/31/2007              13.099              13.970 82
                      12/31/2008              13.970              14.358 79
                      12/31/2009              14.358              16.062 80
                      12/31/2010              16.062              17.030 84
                      12/31/2011              17.030              17.305 75
RWDE 3  2.15%
                      12/31/2002              N/A              12.009 317
                      12/31/2003              12.009              12.347 1183
                      12/31/2004              12.347              12.674 1073
                      12/31/2005              12.674              12.710 924
                      12/31/2006              12.710              12.919 843
                      12/31/2007              12.919              13.751 776
                      12/31/2008              13.751              14.104 770
                      12/31/2009              14.104              15.746 787
                      12/31/2010              15.746              16.662 754
                      12/31/2011              16.662              16.897 674
RWDE 4  2.00%
                      12/31/2003              N/A              12.360 70
                      12/31/2004              12.360              12.707 173
                      12/31/2005              12.707              12.762 153
                      12/31/2006              12.762              12.991 143
                      12/31/2007              12.991              13.848 220
                      12/31/2008              13.848              14.225 212
                      12/31/2009              14.225              15.905 184
                      12/31/2010              15.905              16.856 217
                      12/31/2011              16.856              17.120 201
RWDE 5  2.15%
                      12/31/2003              N/A              12.347 7
                      12/31/2004              12.347              12.674 36
                      12/31/2005              12.674              12.710 42
                      12/31/2006              12.710              12.919 44
                      12/31/2007              12.919              13.751 35
                      12/31/2008              13.751              14.104 34
                      12/31/2009              14.104              15.746 37
                      12/31/2010              15.746              16.662 36
                      12/31/2011              16.662              16.897 35
RWDE 7  2.05%
                      12/31/2003              N/A              12.395 13
                      12/31/2004              12.395              12.737 13
                      12/31/2005              12.737              12.785 12
                      12/31/2006              12.785              13.009 6
                      12/31/2007              13.009              13.860 13
                      12/31/2008              13.860              14.230 18
                      12/31/2009              14.230              15.903 21
                      12/31/2010              15.903              16.845 9
                      12/31/2011              16.845              17.100 5
RWDE 8  2.55%
                      12/31/2003              N/A              12.155 18
                      12/31/2004              12.155              12.427 22
                      12/31/2005              12.427              12.412 17
                      12/31/2006              12.412              12.567 17
                      12/31/2007              12.567              13.322 14
                      12/31/2008              13.322              13.609 14
                      12/31/2009              13.609              15.133 15
                      12/31/2010              15.133              15.949 13
                      12/31/2011              15.949              16.110 12

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

37

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDT 1  1.65%
                      12/31/2002              11.358              12.186 1405
                      12/31/2003              12.186              12.591 1339
                      12/31/2004              12.591              12.990 1130
                      12/31/2005              12.990              13.092 1025
                      12/31/2006              13.092              13.374 978
                      12/31/2007              13.374              14.306 931
                      12/31/2008              14.306              14.747 813
                      12/31/2009              14.747              16.547 802
                      12/31/2010              16.547              17.597 697
                      12/31/2011              17.597              17.935 501
RWDT 2  1.95%
                      12/31/2002              N/A              12.079 160
                      12/31/2003              12.079              12.444 621
                      12/31/2004              12.444              12.800 582
                      12/31/2005              12.800              12.861 528
                      12/31/2006              12.861              13.099 504
                      12/31/2007              13.099              13.970 400
                      12/31/2008              13.970              14.358 446
                      12/31/2009              14.358              16.062 412
                      12/31/2010              16.062              17.030 397
                      12/31/2011              17.030              17.305 383
RWDT 5  1.90%
                      12/31/2003              N/A              12.468 35
                      12/31/2004              12.468              12.831 75
                      12/31/2005              12.831              12.899 114
                      12/31/2006              12.899              13.145 98
                      12/31/2007              13.145              14.026 88
                      12/31/2008              14.026              14.422 95
                      12/31/2009              14.422              16.142 95
                      12/31/2010              16.142              17.123 93
                      12/31/2011              17.123              17.409 80
RWDT 6  2.40%
                      12/31/2003              N/A              12.226 308
                      12/31/2004              12.226              12.519 960
                      12/31/2005              12.519              12.523 1264
                      12/31/2006              12.523              12.698 1534
                      12/31/2007              12.698              13.481 1457
                      12/31/2008              13.481              13.792 2054
                      12/31/2009              13.792              15.360 2256
                      12/31/2010              15.360              16.213 2334
                      12/31/2011              16.213              16.401 2210
RWDT 7  1.85%
                      12/31/2003              N/A              12.493 4
                      12/31/2004              12.493              12.863 6
                      12/31/2005              12.863              12.938 2
                      12/31/2006              12.938              13.190 1
                      12/31/2007              13.190              14.081 1
                      12/31/2008              14.081              14.486 1
                      12/31/2009              14.486              16.222 0
                      12/31/2010              16.222              17.217 0
                      12/31/2011              17.217              17.513 0
RWDT 8  2.35%
                      12/31/2003              N/A              12.250 43
                      12/31/2004              12.250              12.550 48
                      12/31/2005              12.550              12.560 42
                      12/31/2006              12.560              12.742 40
                      12/31/2007              12.742              13.535 37
                      12/31/2008              13.535              13.854 29
                      12/31/2009              13.854              15.437 30
                      12/31/2010              15.437              16.302 36
                      12/31/2011              16.302              16.499 28
PIMCO VIT Unconstrained Bond Portfolio
RWDE 1  1.85%
                      12/31/2011              N/A              9.772 4
RWDE 2  1.95%
                      12/31/2011              N/A              9.766 0
RWDE 3  2.15%
                      12/31/2011              N/A              9.753 8
RWDE 4  2.00%
                      12/31/2011              N/A              9.763 0
RWDE 5  2.15%
                      12/31/2011              N/A              9.753 0
RWDE 7  2.05%
                      12/31/2011              N/A              9.759 0
RWDE 8  2.55%
                      12/31/2011              N/A              9.727 0
RWDT 1  1.65%
                      12/31/2011              N/A              9.786 2
RWDT 2  1.95%
                      12/31/2011              N/A              9.766 10
RWDT 5  1.90%
                      12/31/2011              N/A              9.769 6
RWDT 6  2.40%
                      12/31/2011              N/A              9.736 46
RWDT 7  1.85%
                      12/31/2011              N/A              9.772 0
RWDT 8  2.35%
                      12/31/2011              N/A              9.740 0
Templeton Global Bond Securities Fund
RWDE 1  1.85%
                      12/31/2007              N/A              29.822 0
                      12/31/2008              29.822              31.090 4
                      12/31/2009              31.090              36.222 7
                      12/31/2010              36.222              40.696 10
                      12/31/2011              40.696              39.604 13
RWDE 2  1.95%
                      12/31/2007              N/A              29.282 0
                      12/31/2008              29.282              30.497 1
                      12/31/2009              30.497              35.496 1
                      12/31/2010              35.496              39.839 2
                      12/31/2011              39.839              38.732 5
RWDE 3  2.15%
                      12/31/2007              N/A              28.232 14
                      12/31/2008              28.232              29.344 39
                      12/31/2009              29.344              34.086 68
                      12/31/2010              34.086              38.180 68
                      12/31/2011              38.180              37.045 81

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

38

Benefit Option *	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
RWDE 4  2.00%
                      12/31/2007              N/A              29.016 20
                      12/31/2008              29.016              30.205 5
                      12/31/2009              30.205              35.138 2
                      12/31/2010              35.138              39.418 7
                      12/31/2011              39.418              38.303 7
RWDE 5  2.15%
                      12/31/2007              N/A              28.232 0
                      12/31/2008              28.232              29.344 1
                      12/31/2009              29.344              34.086 2
                      12/31/2010              34.086              38.180 5
                      12/31/2011              38.180              37.045 2
RWDE 7  2.05%
                      12/31/2007              N/A              28.752 0
                      12/31/2008              28.752              29.915 0
                      12/31/2009              29.915              34.783 0
                      12/31/2010              34.783              39.001 0
                      12/31/2011              39.001              37.879 0
RWDE 8  2.55%
                      12/31/2007              N/A              26.243 1
                      12/31/2008              26.243              27.168 2
                      12/31/2009              27.168              31.431 7
                      12/31/2010              31.431              35.066 8
                      12/31/2011              35.066              33.888 8
RWDT 1  1.65%
                      12/31/2007              N/A              30.931 6
                      12/31/2008              30.931              32.312 51
                      12/31/2009              32.312              37.721 31
                      12/31/2010              37.721              42.464 43
                      12/31/2011              42.464              41.407 55
RWDT 2  1.95%
                      12/31/2007              N/A              29.282 13
                      12/31/2008              29.282              30.497 21
                      12/31/2009              30.497              35.496 25
                      12/31/2010              35.496              39.839 26
                      12/31/2011              39.839              38.732 28
RWDT 5  1.90%
                      12/31/2007              N/A              29.551 2
                      12/31/2008              29.551              30.792 5
                      12/31/2009              30.792              35.857 5
                      12/31/2010              35.857              40.265 8
                      12/31/2011              40.265              39.165 7
RWDT 6  2.40%
                      12/31/2007              N/A              26.971 89
                      12/31/2008              26.971              27.964 186
                      12/31/2009              27.964              32.401 255
                      12/31/2010              32.401              36.203 278
                      12/31/2011              36.203              35.039 294
RWDT 7  1.85%
                      12/31/2007              N/A              29.822 0
                      12/31/2008              29.822              31.090 0
                      12/31/2009              31.090              36.222 0
                      12/31/2010              36.222              40.696 0
                      12/31/2011              40.696              39.604 0
RWDT 8  2.35%
                      12/31/2007              N/A              27.219 0
                      12/31/2008              27.219              28.235 1
                      12/31/2009              28.235              32.731 0
                      12/31/2010              32.731              36.590 2
                      12/31/2011              36.590              35.431 2

The Allianz Rewards® Variable Annuity Contract SAI – April 30, 2012

39

PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements
The following financial statements of the Company are incorporated by reference as exhibit EX-99.A. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

1.	Report of Independent Registered Public Accounting Firm
2.	Consolidated Balance Sheets – December 31, 2011 and 2010
3.	Consolidated Statements of Operations – Years ended December 31, 2011, 2010, and 2009
4.	Consolidated Statements of Comprehensive Income – Years ended December 31, 2011, 2010, and 2009
5.	Consolidated Statements of Stockholder's Equity – Years ended December 31, 2011, 2010, and 2009
6.	Consolidated Statements of Cash Flows – Years ended December 31, 2011, 2010, and 2009
7.	Notes to Consolidated Financial Statements – December 31, 2011 and 2010
8.	Supplemental Schedules:
	–	Schedule I – Summary of Investments – Other than Investments in Related Parties
	–	Schedule II – Supplementary Insurance Information
	–	Schedule III – Reinsurance
The following financial statements of the Variable Account are incorporated by reference as exhibit EX-99.A. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

1.	Report of Independent Registered Public Accounting Firm
2.	Statements of Assets and Liabilities – December 31, 2011
3.	Statements of Operations – For the year ended December 31, 2011
4.	Statements of Changes in Net Assets – For the year ended December 31, 2011 and 2010
5.	Notes to the Financial Statements – December 31, 2011
b.	Exhibits
1.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registrant's Form N-4 (File Nos. 333-06709 and 811-05618) electronically filed on June 25, 1996.

2.	Not Applicable
3.	a.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3.a. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-06709 and 811-05618) electronically filed on December 13, 1996. (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

b.
Broker-Dealer Agreement between North American Life and Casualty Company and NALAC Financial Plans, Inc. dated November 19, 1987; Amendment #1 dated April 12, 2000; Amendment #2 dated September 30, 2002; Amendment #3 dated October 1, 2003 incorporated by reference as exhibit EX-99.B3.b. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.
(North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc, is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

c.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from the Initial Registration Statement to Registrant's Form N-4 (file Nos. 333-134267 and 811-05618 electronically filed on May 19, 2006.The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

4.	a.
Individual Variable Annuity Original Contract and Schedule Page - L40236(6-00) incorporated by reference as exhibit EX-99.B4. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.

b.
Individual Variable Annuity-May 2003 Contract - L40236(5-03) incorporated by reference as exhibit EX-99.B4.b. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

c.
Contract Schedule Page-September 2002 Contract - S40098(6-00) incorporated by reference as exhibit EX-99.B4.l. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on June 21, 2002.

d.
Contract Schedule Page-May 2003 Contracts - S40098(5-03) incorporated by reference as exhibit EX-99.B4.d. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

e.
Contract Schedule Page-PRIME Plus - S40098(1-06) incorporated by reference as exhibit EX-99.B4.e. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 27, 2006.

f.
Contract Schedule Addendum-add, reset-PRIME Plus - S40728-A-R incorporated by reference as exhibit EX-99.B4.f. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 27, 2006.

g.
Contract Schedule Addendum-drop-PRIME Plus - S40728-D incorporated by reference as exhibit EX-99.B4.g. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 27, 2006.

h.
Asset Allocation Rider-PRIME Plus - S40721-REW incorporated by reference as exhibit EX-99.B4.h. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 27, 2006.

i.
PRIME Plus Benefit Rider - S40722 incorporated by reference as exhibit EX-99.B4.i. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 27, 2006.

j.
Annuity Option 6 Amendment Endorsement - S40397 incorporated by reference as exhibit EX-99.B4.e. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

	k.	Waiver of CDSC Endorsement - S40104 incorporated by reference as exhibit EX-99.B4.a. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.
	l.	Traditional GMDB Endorsement - S40105 incorporated by reference as exhibit EX-99.B4.b. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.
m.
Traditional GMDB Rider II-PRIME Plus - S40727 incorporated by reference as exhibit EX-99.B4.m. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 27, 2006.

n.
Enhanced GMDB Endorsement-Original Contracts - S40107 incorporated by reference as exhibit EX-99.B4.c. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.

o.
Enhanced GMDB Endorsement-September 2002 Contracts - S40242 incorporated by reference as exhibit EX-99.B4.k. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on June 21, 2002.

p.
Enhanced GMDB Endorsement-May 2003 Contracts - S40390 incorporated by reference as exhibit EX-99.B4.j. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

q.
Enhanced GMDB Rider II-PRIME Plus - S40726 incorporated by reference as exhibit EX-99.B4.q. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 27, 2006.

	r.	IRA Endorsement incorporated by reference as exhibit EX-99.B4.d. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.
	s.	Unisex Endorsement incorporated by reference as exhibit EX-99.B4.e. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.
t.
Pension Plan and Profit Sharing Plan Endorsement incorporated by reference as exhibit EX-99.B4.f. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.

	u.	Group Pension Plan Death Benefit Endorsement incorporated by reference as exhibit EX-99.B4.g. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.
	v.	403(b) Annuity Endorsement incorporated by reference as exhibit EX-99.B4.h. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.
	w.	Roth IRA Endorsement incorporated by reference as exhibit EX-99.B4.i. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.
x.
Traditional GMIB-Original and May 2003 Contracts - S40389 incorporated by reference as exhibit EX-99.B4.q. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

y.
Enhanced GMIB Endorsement-September 2002 Contracts - S40241 incorporated by reference as exhibit EX-99.B4.j. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on June 21, 2002.

z.
Enhanced GMIB Endorsement-Original and May 2003 Contracts - S40391 incorporated by reference as exhibit EX-99.B4.s. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

aa.
Traditional GPWB Endorsement - S40392 incorporated by reference as exhibit EX-99.B4.t. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

ab.
Enhanced GPWB Endorsement - S40393 incorporated by reference as exhibit EX-99.B4.u. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

ac.
Inherited IRA/Roth IRA Endorsement incorporated by reference as exhibit EX-99.B4.v. from Post-Effective Amendment No. 13 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 26, 2005.

5.	a.
Application for Individual Variable Ann-Original Contract - F40327 incorporated by reference as exhibit EX-99.B5. from Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on January 31, 2000.

b.
Application for Individual Variable Ann-September 2002 Contract - F40327(06-02) incorporated by reference as exhibit EX-99.B5.b. from Post-Effective Amendment No. 5 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on June 21, 2002.

c.
Application for Individual Variable Ann-May 2003 Contract - F40327(05-03) incorporated by reference as exhibit EX-99.B5.c. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

d.
Application for Individual Variable Ann-PRIME Plus Contract - F40327(1-06) incorporated by reference as exhibit EX-99.B5.d. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 27, 2006.

6.	(i).
The Restated Articles of Incorporation of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.i. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

(ii).
The Restated Bylaws of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.ii. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

7.	Not Applicable
8.	a.
22c-2 Agreements incorporated by reference as exhibit EX-99.B8.a. from Post-Effective Amendment No. 20 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 24, 2008.

b.
22c-2 Agreement-BlackRock Distributors, Inc. incorporated by reference as exhibit EX-99.B8.b. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

c.
Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC incorporated by reference as exhibit EX-99.B8.c. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

d.
Administrative Service Agreement between BlackRock Advisors, LLC and Allianz Life incorporated by reference as exhibit EX-99.B8.d. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

e.
Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America, dated 11/1/1999 incorporated by reference as exhibit EX-99.B8.e. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos.333-82329 and 811-05618) electronically filed December 30, 1999.

f.
Amendment to Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 5/1/08 incorporated by reference as exhibit EX-99.B8.f. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

g.
Administrative Services Agreement between The Dreyfus Corporation and Allianz Life Insurance Company of North America, dated 5/1/2002 incorporated by reference as exhibit EX-99.B8.f. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

h.
Amendments to Administrative Services Agreement between The Dreyfus Corporation and Allianz Life Insurance Company of North America, dated 8/7/02, 10/16/06 incorporated by reference as exhibit EX-99.B8.g. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

i.
Disribution/12 b-1 Letter Agreement between Dreyfus Service Corporation and USAllianz Investor Services, LLC (predecessor to Allianz Life Financial Services, LLC.), dated 5/1/2002 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

j.
Fund Participation Agreement between Allianz Life Insurance Company of North America, Dreyfus Investment Portfolios and The Dreyfus Life and Annuity Index Fund, dated 5/1/2002 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 11 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 25, 2003.

k.
Amendment to Fund Participation Agreement between Allianz Life Insurance Company of North America, Dreyfus Investment Portfolios and the Dreyfus Stock Index Fund, Inc., dated 5/1/2007 incorporated by reference as exhibit EX-99.B8.j. from Post-Effective Amendment No. 20 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 24, 2008.

l.
Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.ac. from Pre-Effective Amendment No.2 to Registrant's Form N-4 (File Nos. 333-120181 and 811-05618) electronically filed on March 30, 2005.

m.
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 8/8/2008 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

n.
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.h. from Pre-Effective Amendment No.2 to Registrant's Form N-4 (File Nos. 333-120181 and 811-05618) electronically filed on March 30, 2005.

o.
Amendments to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/08 incorporated by reference as exhibit EX-99.B8.j. from Post-Effective Amendment No. 14 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 3, 2009.

p.
Participation Agreement between Premier VIT, Allianz Life Insurance Company of North America and Allianz Global Investors Distributors LLC, dated 5/1/2006 incorporated by reference as exhibit EX-99.B8.ai. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618) electronically filed on September 25, 2006.

q.
Administrative Service Agreement between OpCap Advisors LLC and Allianz Life Insurance Company of North America, dated 5/1/2006 incorporated by reference as exhibit EX-99.B8.aj. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618) electronically filed on September 25, 2006.

r.
Administrative Support Service Agreement between OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 12 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 26, 2004.

s.
Amendment to Administrative Support Service Agreement between OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00 incorporated by reference as exhibit EX-99.B8.r. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

t.
Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.h. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos.333-82329 and 811-05618) electronically filed December 30, 1999.

u.
Amendments to Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00, 5/1/02, 4/30/04, 4/29/05, 5/1/06 incorporated by reference as exhibit EX-99.B8.t. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

v.
Amended and Restated Services Agreement between Pacific Investment Management Company LLC and Allianz Life Insurance Company of North America, dated 01/01/2007 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

w.
Amendment dated May 1, 2011 to Investor Services Agreement between Allianz Life Insurance Company of North America and Pacific Investment Management Company dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.n. from Post-Effective Amendment No. 25 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 26, 2011.

x.
Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.i. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos.333-82329 and 811-05618) electronically filed December 30, 1999.

y.
Amendments to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 4/1/00, 11/5/01, 5/1/02, 5/1/03, 4/30/04, 4/29/05 incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

z.
Amendment dated May 1, 2011 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 25 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on April 26, 2011.

aa.
Amendment dated April 30, 2012 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

ab.
Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 and Amendment dated 5-1-2011 incorporated by reference as exhibit EX-99.B8.t. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

ac.
Amendment  dated 4-30-2012 to Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

ad.
Distribution Services Agreement between Allianz Life Insurance Company of North America and Allianz Global Investors Distributors, LLC, dated 01/01/2007 incorporated by reference as exhibit EX-99.B8.x. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

ae.
Services Agreement between Prudential Investment Management Services LLC and Allianz Life Insurance Company of North America, dated 12/15/2000 incorporated by reference as exhibit EX-99.B8.y. from Post-Effective Amendment No. 12 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 26, 2004.

af.
Amendment to Services Agreement between Prudential Investment Management Services LLC and Allianz Life Insurance Company of North America, dated 9/9/2002 incorporated by reference as exhibit EX-99.B8.z. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

ag.
Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services, LLC, dated 12/15/2000 incorporated by reference as exhibit EX-99.B8.k. from Post-Effective Amendment No.2 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on December 15, 2000.

ah.
Service Agreement between J.&W. Seligman & Co. Incorporated and Allianz Life Insurance Company of North America, dated 12/16/1999 incorporated by reference as exhibit EX-99.B8.x. from Post-Effective Amendment No. 12 to Registrant's Form N-4 (File Nos. 333-95729 and 811-05618) electronically filed on April 26, 2004.

ai.
Fund Participation Agreement between Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.j. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos.333-82329 and 811-05618) electronically filed December 30, 1999.

aj.
Amendments to Participation Agreement between Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00, 5/1/02, 5/1/03, 4/30/04, 5/1/06 incorporated by reference as exhibit EX-99.B8.ad. from Post-Effective Amendment No. 18 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618) electronically filed on April 23, 2007.

9.*	Opinion and Consent of Counsel
10.*	Consent of Independent Registered Public Accounting Firm
11.	Not Applicable
12.	Not Applicable
13.	a.
Power of Attorney incorporated by reference as exhibit EX-99.B13. from Post-Effective Amendment No. 19 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 10, 2010.

b.
Power of Attorney-Walter White, incorporated by reference as exhibit EX-99.B13.b. from Post-Effective Amendment No. 6 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on February 16, 2012.

c.
Power of Attorney-Marna C. Whittington, incorporated by reference as exhibit EX-99.B13.c. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

*	Filed herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Walter R. White	Director, President and Chief Executive Officer
Giulio Terzariol	Director, Senior Vice President and Chief Financial Officer
Thomas P. Burns	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Gretchen Cepek	Senior Vice President, Secretary and General Counsel
Carsten Quitter	Senior Vice President, Chief Investment Officer
Cathy Mahone	Senior Vice President, Chief Administrative Officer
Nancy E. Jones	Senior Vice President, Chief Marketing Officer
Patrick L. Nelson	Vice President, Chief Suitability Officer
Nicole A. Scanlon	Vice President, Controller
Gary C. Bhojwani	Director and Chairman of the Board
Michael P. Sullivan 500 IDS Center 80 South 8th Street Minneapolis, MN 55402	Director
Dale E. Lauer 14103 205th Ave. NE Woodinville, WA 98077	Director
Marna C. Whittington 2959 Barley Mill Yorklyn, DE 19736	Director

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Insurance Company organizational chart is incorporated by reference from Registrant's Pre-Effective No. 1 to Form N-4 File Nos. 333-171427 and 811-05618 filed electronically on April 7, 2011.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 30, 2012 there were 16,063 qualified Contract Owners and 8,052 non-qualified Allianz Rewards Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION

The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

a.	Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
b.	The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Robert DeChellis	Governor, Chief Executive Officer and President
Thomas Burns	Governor
Kristine Starkman	Chief Compliance Officer
Jasmine Jirele	Chief Operating Officer and Senior Vice President
Angie Forsman	Vice President, Chief Financial Officer
Robert Densmore	Senior Vice President
Corey Walther	Senior Vice President
Michael Brandriet	Senior Vice President
Jennifer Sosniecki	Money Laundering Prevention Officer
Michael G. Brennan	Vice President, Compliance
Steve Miller	Assistant Vice President
Theodore C. Cadwell, Jr.	Secretary
Tracy M. Hardy	Assistant Secretary

c.	For the period 1-1-2011 to 12-31-2011
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$264,909,554.57	$0	$0	$0
The $264,909,554.57 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS

a.
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS

Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 24th day of April, 2012.

ALLIANZ LIFE VARIABLE ACCOUNT B

(Registrant)

By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: /s/ STEWART D. GREGG

Stewart D. Gregg

Senior Securities Counsel

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: WALTER R. WHITE**

Walter R. White

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 24th day of April, 2012.

Signature	Title
Gary C. Bhojwani*	Director and Chairman of the Board
Walter R. White**	Director, President & Chief Executive Officer
Giulio Terzariol*	Director, Senior Vice President and Chief Financial Officer
Michael P. Sullivan*	Director
Dale E. Lauer*	Director
Marna C. Whittington***	Director

*
By Power of Attorney incorporated by reference as exhibit EX-99.B13 from Post-Effective Amendment No. 19 to Registrant's Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 10, 2010.

**
By Power of Attorney incorporated by reference as exhibit EX-99.B13.b. from Post-Effective Amendment No. 6 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on February 16, 2012.

***
By Power of Attorney incorporated by reference as exhibit EX-99.B13.c. from Post-Effective Amendment No. 7 to Registrant’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

By: /s/ STEWART D. GREGG

Stewart D. Gregg

Senior Securities Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 22

TO FORM N-4

(FILE NOS. 333-95729 AND 811-05816)

ALLIANZ LIFE VARIABLE ACCOUNT B

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

INDEX TO EXHIBITS
EX-99.B9.	Opinion and Consent of Counsel
EX-99.B10.	Consent of Independent Registered Public Accounting Firm